UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE AB PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2023

Date of reporting period: February 28, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

FEB    02.28.23

SEMI-ANNUAL REPORT

AB ALL MARKET TOTAL RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Total Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

April 5, 2023

This report provides management’s discussion of fund performance for the AB All Market Total Return Portfolio for the semi-annual reporting period ended February 28, 2023.

The Fund’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk.

NAV RETURNS AS OF FEBRUARY 28, 2023 (unaudited)

	6 Months	12 Months

AB ALL MARKET TOTAL RETURN PORTFOLIO

Class A Shares	-2.08%	-12.51%

Class C Shares	-2.43%	-13.20%

Advisor Class Shares[1]	-1.93%	-12.30%

Class R Shares[1]	-2.29%	-12.84%

Class K Shares[1]	-2.11%	-12.60%

Class I Shares[1]	-2.00%	-12.37%

Primary Benchmark: MSCI ACWI (net)	3.32%	-8.26%

Bloomberg Global Aggregate Bond Index (USD hedged)	-1.59%	-7.97%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended February 28, 2023.

All share classes of the Fund underperformed the primary benchmark and the Bloomberg Global Aggregate Bond Index (USD hedged) for the six-month period, before sales charges. Relative to the primary benchmark, overall allocation to equities and alternatives detracted, while allocation to fixed-income assets contributed. Security selection within fixed income was negative, while selection within equities and alternatives was positive.

During the 12-month period, all share classes of the Fund underperformed the primary benchmark and the Bloomberg Global Aggregate Bond Index

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(USD hedged), before sales charges. Relative to the primary benchmark, overall allocation to fixed income and alternatives detracted, while allocation to equities contributed. Security selection within fixed income was negative, while selection within equities and alternatives was positive.

The Fund used derivatives for hedging and investment purposes. During both periods, futures, interest rate swaps, total return swaps and variance swaps detracted from absolute performance, while credit default swaps added. Currency forwards detracted for the six-month period and added for the 12-month period. During the 12-month period, inflation Consumer Price Index swaps, purchased swaptions and written options detracted, while written swaptions added.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose, while emerging-market stocks declined during the six-month period ended February 28, 2023. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—continued to rapidly tighten monetary policy, which elevated investor concern about slowing economic growth and the likelihood of a recession. Following a series of aggressive rate hikes, the Fed downshifted to a 0.25% increase but reiterated its higher-for-longer conviction, which dampened investor sentiment. Toward the end of the period, easing supply chain pressures and more favorable economic data indicated that inflation was cooling, and markets rallied on optimism that a recession might be avoided. But stocks gave back some gains after unexpectedly strong global economic data created uncertainty around the strength of the disinflationary process and raised concern that key central banks would keep interest rates higher for longer than expected. Within large-cap markets, value-oriented stocks rose and significantly outperformed growth-oriented stocks, which declined as rising interest rates had pressured growth stocks more throughout most of the period. Small-cap stocks outperformed large-cap stocks on a relative basis, but both rose in absolute terms.

Fixed-income government bond market yields varied during the period as investors adjusted their expectations for inflation, growth and central bank tightening announcements. Most major developed-market central banks continued to aggressively tighten monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bond returns fell the most in the UK and Germany, declined the least in Japan, and rose in Australia and Canada. Securitized assets generally outperformed treasury markets. In credit-risk sectors, investment-grade corporate bonds fell, but they outperformed global treasuries by a wide margin and outperformed respective treasury markets in the eurozone and the US. Global developed-market high-yield corporate bonds had positive returns and significantly outperformed developed-market treasuries. Emerging-market local-currency bonds led credit sector returns with strong results, as the US dollar was

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mixed against developed- and emerging-market currencies. Emerging-market hard-currency sovereign bonds and corporate bonds hedged to the US dollar had positive returns and materially outperformed developed-market treasuries. Hard-currency high-yield emerging-market bonds had positive returns and outperformed investment-grade emerging-market debt, which declined. Brent crude oil prices fell sharply on global growth concerns and reduced demand.

The Fund’s Senior Investment Management Team (the “Team”) strives to provide the highest total return consistent with reasonable risk. The Team’s global multi-asset strategy focuses on growth and defensively managing market volatility. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a number of asset classes, including equity securities, fixed-income securities, and a number of alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in securities of non-US issuers.

The Fund’s investments in equity securities of issuers consist primarily of securities of large-capitalization companies, but include securities of small- and mid-capitalization companies to a lesser extent, and include derivatives related to equity securities. In selecting equity securities for the Fund, the Adviser uses fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally. Fixed-income securities include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. Fixed-income securities also include debt securities with lower credit ratings (commonly known as “junk bonds”). In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject.

Alternative investments include various instruments, the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives,

(continued on next page)

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real estate-related securities and inflation-indexed securities. Alternative investment strategies that may be pursued by the Fund directly or indirectly through investment in other registered investment companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor.

The Adviser adjusts the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure substantially in excess of net assets.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund seeks to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies

(continued on next page)

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and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk: The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is

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DISCLOSURES AND RISKS (continued)

limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 24, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-12.51%	-16.22%

5 Years	1.50%	0.61%

10 Years	3.56%	3.11%

CLASS C SHARES

1 Year	-13.20%	-14.06%

5 Years	0.73%	0.73%

10 Years[1]	2.79%	2.79%

ADVISOR CLASS SHARES[2]

1 Year	-12.30%	-12.30%

5 Years	1.76%	1.76%

10 Years	3.83%	3.83%

CLASS R SHARES[2]

1 Year	-12.84%	-12.84%

5 Years	1.08%	1.08%

10 Years	3.14%	3.14%

CLASS K SHARES[2]

1 Year	-12.60%	-12.60%

5 Years	1.39%	1.39%

10 Years	3.46%	3.46%

CLASS I SHARES[2]

1 Year	-12.37%	-12.37%

5 Years	1.72%	1.72%

10 Years	3.80%	3.80%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.05%, 1.81%, 0.80%, 1.47%, 1.16% and 0.83% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-14.30%

5 Years	0.96%

10 Years	3.18%

CLASS C SHARES

1 Year	-12.08%

5 Years	1.08%

10 Years[1]	2.84%

ADVISOR CLASS SHARES[2]

1 Year	-10.26%

5 Years	2.10%

10 Years	3.89%

CLASS R SHARES[2]

1 Year	-10.83%

5 Years	1.43%

10 Years	3.20%

CLASS K SHARES[2]

1 Year	-10.59%

5 Years	1.74%

10 Years	3.52%

CLASS I SHARES[2]

1 Year	-10.29%

5 Years	2.07%

10 Years	3.86%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$979.20	$5.30	1.08%	$5.40	1.10%
Hypothetical**	$1,000	$1,019.44	$5.41	1.08%	$5.51	1.10%
Class C
Actual	$1,000	$975.70	$9.01	1.84%	$9.11	1.86%
Hypothetical**	$1,000	$1,015.67	$9.20	1.84%	$9.30	1.86%
Advisor Class
Actual	$1,000	$980.70	$4.08	0.83%	$4.17	0.85%
Hypothetical**	$1,000	$1,020.68	$4.16	0.83%	$4.26	0.85%
Class R
Actual	$1,000	$977.10	$7.26	1.48%	$7.35	1.50%
Hypothetical**	$1,000	$1,017.46	$7.40	1.48%	$7.50	1.50%
Class K
Actual	$1,000	$978.90	$5.74	1.17%	$5.84	1.19%
Hypothetical**	$1,000	$1,018.99	$5.86	1.17%	$5.96	1.19%
Class I
Actual	$1,000	$980.00	$4.12	0.84%	$4.22	0.86%
Hypothetical**	$1,000	$1,020.63	$4.21	0.84%	$4.31	0.86%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

February 28, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $469.0

1

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following types: Commercial Mortgage-Backed Securities, Emerging Markets–Treasuries, Mortgage Pass-Throughs, Rights and Warrants.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 15

PORTFOLIO SUMMARY (continued)

February 28, 2023 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following: Angola, Argentina, Austria, Bahrain, Belgium, Brazil, Cayman Islands, Chile, Colombia, Dominican Republic, Ecuador, El Salvador, Finland, Gabon, Guatemala, Hong Kong, India, Indonesia, Italy, Ivory Coast, Jamaica, Lebanon, Luxembourg, Macau, Mexico, New Zealand, Nigeria, Norway, Oman, Panama, Peru, Portugal, Russia, Senegal, Singapore, South Africa, South Korea, Spain, Taiwan, Turkey, Ukraine, United Arab Emirates and Venezuela.

16 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

February 28, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.3%
Information Technology – 14.1%
Communications Equipment – 0.1%
Juniper Networks, Inc.	12,614	$388,259

Electronic Equipment, Instruments & Components – 1.3%
Amphenol Corp. – Class A	28,401	2,201,645
CDW Corp./DE	19,319	3,910,552
Ibiden Co., Ltd.(a)	2,600	89,184

		6,201,381

IT Services – 4.8%
Akamai Technologies, Inc.(b)	12,955	940,533
Amdocs Ltd.	2,879	263,745
Automatic Data Processing, Inc.	15,923	3,500,194
Black Knight, Inc.(b)	20,554	1,225,018
Capgemini SE	3,275	614,181
CGI, Inc.(b)	464	41,602
Cognizant Technology Solutions Corp. – Class A	24,688	1,546,209
Evo Payments, Inc. – Class A	4,683	158,520
Fidelity National Information Services, Inc.	7,808	494,793
Gartner, Inc.(b)	1,287	421,891
Genpact Ltd.	11,634	555,291
Kyndryl Holdings, Inc.(b)	765	12,003
Mastercard, Inc. – Class A	15,781	5,606,831
MoneyGram International, Inc.(b)	52,668	571,448
Otsuka Corp.	10,700	360,699
Paychex, Inc.	5,301	585,230
PayPal Holdings, Inc.(b)	15,411	1,134,250
VeriSign, Inc.(b)	4,213	829,245
Visa, Inc. – Class A	16,824	3,700,270

		22,561,953

Semiconductors & Semiconductor Equipment – 1.8%
Applied Materials, Inc.	9,662	1,122,242
Broadcom, Inc.	2,304	1,369,244
Enphase Energy, Inc.(b)	1,472	309,900
Infineon Technologies AG	18,987	671,691
KLA Corp.	1,847	700,715
Lam Research Corp.	970	471,430
Microchip Technology, Inc.	851	68,957
NVIDIA Corp.	1,382	320,845
QUALCOMM, Inc.	8,715	1,076,564
Silicon Motion Technology Corp. (ADR)	9,829	660,705

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Teradyne, Inc.	3,979	$402,436
Tower Semiconductor Ltd.(b)	28,440	1,153,526

		8,328,255

Software – 4.8%
Adobe, Inc.(b)	2,096	678,999
Autodesk, Inc.	2,191	435,330
Cadence Design Systems, Inc.(b)	2,481	478,684
Constellation Software, Inc./Canada	482	828,764
Coupa Software, Inc.(b)(c)	8,100	656,100
CyberArk Software Ltd.(b)	2,856	413,463
Dropbox, Inc. – Class A(b)	17,192	350,717
ForgeRock, Inc. – Class A(a)(b)	29,063	594,048
Fortinet, Inc.	7,169	426,125
Gen Digital, Inc.	33,543	654,424
Intuit, Inc.	350	142,513
Microsoft Corp.	50,193	12,519,139
Monitronics International, Inc.(b)	2,239	– 0	–
Oracle Corp.	11,425	998,545
Sage Group PLC (The)	41,977	378,218
ServiceNow, Inc.(b)	1,161	501,749
VMware, Inc. – Class A(b)	16,198	1,783,886
Workday, Inc. – Class A(b)	2,492	462,191
Zoom Video Communications, Inc. – Class A(b)	1,459	108,827

		22,411,722

Technology Hardware, Storage & Peripherals – 1.3%
Apple, Inc.	28,058	4,136,030
Lumine Group, Inc.(b)(c)(d)(e)	1,446	17,338
NetApp, Inc.	1,554	100,311
Ricoh Co., Ltd.	49,700	386,116
Samsung Electronics Co., Ltd.	32,919	1,506,205

		6,146,000

		66,037,570

Health Care – 9.1%
Biotechnology – 1.0%
AbbVie, Inc.	9,558	1,470,977
Amgen, Inc.	914	211,737
Genmab A/S(b)	756	284,444
Gilead Sciences, Inc.	8,801	708,745
Horizon Therapeutics PLC(b)	15,259	1,670,708
Neurocrine Biosciences, Inc.(b)	1,392	143,515
Vertex Pharmaceuticals, Inc.(b)	301	87,377

		4,577,503

18 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 1.6%
Abbott Laboratories	24,709	$2,513,399
Coloplast A/S – Class B	3,441	397,594
Cooper Cos., Inc. (The)	5,327	1,741,769
Dexcom, Inc.(b)	1,689	187,496
IDEXX Laboratories, Inc.(b)	304	143,865
Insulet Corp.(b)	473	130,718
Koninklijke Philips NV	33,771	551,372
Medtronic PLC	17,024	1,409,587
NuVasive, Inc.(b)	7,503	324,355
Zimmer Biomet Holdings, Inc.	3,379	418,557

		7,818,712

Health Care Providers & Services – 2.0%
Abiomed, Inc.(b)(c)(d)	3,960	– 0	–
AmerisourceBergen Corp.	2,599	404,300
Cardinal Health, Inc.	3,563	269,755
Centene Corp.(b)	11,983	819,638
CVS Health Corp.	2,568	214,531
Elevance Health, Inc.	4,755	2,233,281
Humana, Inc.	870	430,667
McKesson Corp.	2,889	1,010,601
Molina Healthcare, Inc.(b)	723	199,063
Oak Street Health, Inc.(b)	33,585	1,188,909
Signify Health, Inc. – Class A(b)	40,363	1,162,051
UnitedHealth Group, Inc.	2,806	1,335,487

		9,268,283

Health Care Technology – 0.3%
EMIS Group PLC	63,714	1,434,670

Life Sciences Tools & Services – 1.4%
Agilent Technologies, Inc.	2,860	406,034
Illumina, Inc.(b)	6,784	1,351,373
IQVIA Holdings, Inc.(b)	13,770	2,870,632
Mettler-Toledo International, Inc.(b)	59	84,589
Thermo Fisher Scientific, Inc.	2,276	1,233,046
Waters Corp.(b)	1,237	384,571
WuXi AppTec Co., Ltd. Class H(e)	14,200	151,499

		6,481,744

Pharmaceuticals – 2.8%
Chugai Pharmaceutical Co., Ltd.	11,600	288,579
Eli Lilly & Co.	3,083	959,491
Jazz Pharmaceuticals PLC(b)	342	48,017
Johnson & Johnson	2,410	369,356
Mallinckrodt PLC(b)	223	2,072

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Merck & Co., Inc.	9,387	$997,275
Novo Nordisk A/S – Class B	13,490	1,905,533
Pfizer, Inc.	14,249	578,082
Roche Holding AG (BR)	617	191,135
Roche Holding AG (Genusschein)	7,619	2,196,854
Sanofi	23,728	2,218,526
Takeda Pharmaceutical Co., Ltd.	21,800	671,969
Zoetis, Inc.	15,628	2,609,876

		13,036,765

		42,617,677

Financials – 8.0%
Banks – 3.5%
ABN AMRO Bank NV(e)	39,326	693,953
Banco Bilbao Vizcaya Argentaria SA	64,578	501,967
Bank Leumi Le-Israel BM	68,887	535,564
BNP Paribas SA	16,843	1,177,513
Citigroup, Inc.	11,295	572,544
Commerzbank AG(b)	26,039	317,298
Commonwealth Bank of Australia	7,139	482,303
DBS Group Holdings Ltd.	14,600	370,418
First Horizon Corp.(b)	68,165	1,688,447
JPMorgan Chase & Co.	9,524	1,365,265
KBC Group NV	2,016	150,546
Lakeland Bancorp, Inc.	8,078	155,502
Mitsubishi UFJ Financial Group, Inc.	205,600	1,457,599
Nordea Bank Abp	43,783	554,828
Oversea-Chinese Banking Corp., Ltd.	65,900	619,361
Royal Bank of Canada	7,542	765,752
Skandinaviska Enskilda Banken AB – Class A	27,975	350,009
Societe Generale SA	15,339	442,063
Standard Chartered PLC	48,073	454,876
Swedbank AB – Class A	6,243	127,560
Toronto-Dominion Bank (The)(a)	9,643	642,042
Umpqua Holdings Corp.	91,853	1,622,124
Wells Fargo & Co.	26,014	1,216,675

		16,264,209

Capital Markets – 2.6%
Ameriprise Financial, Inc.	1,302	446,417
B3 SA – Brasil Bolsa Balcao	46,800	94,307
BlackRock, Inc.	724	499,147
Charles Schwab Corp. (The)	45,616	3,554,399
CME Group, Inc.	5,046	935,327
Cowen, Inc. – Class A	14,791	576,701
Euronext NV(e)	1,376	100,365
Goldman Sachs Group, Inc. (The)	8,183	2,877,552

20 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Houlihan Lokey, Inc.	4,697	$449,503
Julius Baer Group Ltd.	20,288	1,345,051
London Stock Exchange Group PLC	4,250	379,192
Morgan Stanley	3,359	324,144
Raymond James Financial, Inc.	1,179	127,874
S&P Global, Inc.	1,000	341,200
Singapore Exchange Ltd.	43,300	279,647

		12,330,826

Consumer Finance – 0.2%
American Express Co.	5,545	964,775

Diversified Financial Services – 0.1%
Berkshire Hathaway, Inc. – Class B	580	177,004
Wendel SE	1,422	161,271

		338,275

Insurance – 1.5%
Admiral Group PLC	5,401	142,921
American International Group, Inc.	7,147	436,753
Aviva PLC	72,590	389,983
AXA SA	22,194	699,365
Everest Re Group Ltd.	1,174	450,781
Fidelity National Financial, Inc.	2,708	107,941
Gjensidige Forsikring ASA	6,465	114,591
Japan Post Holdings Co., Ltd.	48,400	430,237
Japan Post Insurance Co., Ltd.	22,400	388,916
Manulife Financial Corp.	22,581	446,490
Marsh & McLennan Cos., Inc.	4,171	676,286
NN Group NV	13,963	565,174
Principal Financial Group, Inc.	4,593	411,349
Progressive Corp. (The)	1,759	252,452
Prudential Financial, Inc.	3,847	384,700
Sampo Oyj – Class A	15,635	761,115
Willis Towers Watson PLC	2,114	495,437

		7,154,491

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
Broadmark Realty Capital, Inc.	1,190	6,069

Thrifts & Mortgage Finance – 0.1%
Home Capital Group, Inc.	20,527	630,778

		37,689,423

Consumer Discretionary – 6.8%
Auto Components – 0.6%
Aisin Corp.	4,600	126,056
Aptiv PLC(b)	19,712	2,292,112

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

BorgWarner, Inc.	8,990	$452,017
Energy Technology(b)(c)(d)	13	4,550

		2,874,735

Automobiles – 0.4%
IAA, Inc.(b)	32,719	1,338,534
Tesla, Inc.(b)	3,014	620,010

		1,958,544

Diversified Consumer Services – 0.1%
Service Corp. International/US(b)	8,617	581,906

Hotels, Restaurants & Leisure – 1.3%
Aramark	9,011	331,605
Caesars Entertainment, Inc.(b)	3,824	194,106
Compass Group PLC	34,618	799,738
Domino’s Pizza, Inc.	1,013	297,832
Evolution AB(e)	1,944	234,576
Expedia Group, Inc.(b)	2,904	316,449
Galaxy Entertainment Group Ltd.(a)	110,800	737,666
La Francaise des Jeux SAEM(e)	4,496	177,468
Marriott International, Inc./MD – Class A	2,599	439,855
Sodexo SA	4,023	372,601
Starbucks Corp.	14,183	1,447,942
Yum China Holdings, Inc.	13,993	821,809

		6,171,647

Household Durables – 0.2%
iRobot Corp.(b)	12,611	518,186
Open House Group Co., Ltd.	10,200	367,123

		885,309

Internet & Direct Marketing Retail – 1.5%
Alibaba Group Holding Ltd.(b)	51,300	563,861
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	8,555	751,043
Amazon.com, Inc.(b)	49,197	4,635,834
Prosus NV(b)	5,201	372,855
ZOZO, Inc.	23,300	517,858

		6,841,451

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	5,600	346,030
BRP, Inc.	4,265	369,550

		715,580

Multiline Retail – 0.2%
ATD New Holdings, Inc.(b)(c)	2,609	169,585
Cie Financiere Richemont SA (REG)	3,227	487,588
Dollarama, Inc.	1,380	79,715

		736,888

22 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Retail – 1.4%
AutoZone, Inc.	541	$1,345,218
Bath & Body Works, Inc.	8,951	365,827
Best Buy Co., Inc.	4,526	376,156
Home Depot, Inc. (The)	2,240	664,250
O’Reilly Automotive, Inc.(b)	831	689,813
TJX Cos., Inc. (The)	32,286	2,473,108
TravelCenters of America, Inc.(b)	6,572	554,348

		6,468,720

Textiles, Apparel & Luxury Goods – 1.0%
Kering SA	1,295	759,285
NIKE, Inc. – Class B	27,945	3,319,587
Pandora A/S	4,850	459,410

		4,538,282

		31,773,062

Industrials – 5.3%
Aerospace & Defense – 0.4%
Airbus SE	2,476	324,283
BAE Systems PLC	41,258	445,594
Dassault Aviation SA	933	160,393
Huntington Ingalls Industries, Inc.	1,845	397,044
Maxar Technologies, Inc.	30	1,545
Rheinmetall AG	1,149	292,050

		1,620,909

Air Freight & Logistics – 0.2%
Atlas Air Worldwide Holdings, Inc.	6,670	672,403
Expeditors International of Washington, Inc.	3,675	384,258

		1,056,661

Airlines – 0.4%
Deutsche Lufthansa AG (REG)(b)	38,302	396,838
Qantas Airways Ltd.(b)	51,407	221,102
Spirit Airlines, Inc.	57,213	1,048,142

		1,666,082

Building Products – 0.7%
Assa Abloy AB – Class B	11,753	285,995
Otis Worldwide Corp.	30,097	2,546,808
Owens Corning	4,162	407,002

		3,239,805

Commercial Services & Supplies – 0.3%
Cintas Corp.	348	152,588
Stericycle, Inc.(b)	30,093	1,434,834

		1,587,422

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction & Engineering – 0.1%
AECOM	3,184	$274,970

Electrical Equipment – 0.2%
Eaton Corp. PLC	5,637	986,080
Hubbell, Inc.	590	148,409

		1,134,489

Machinery – 1.6%
Altra Industrial Motion Corp.	24,054	1,480,043
ANDRITZ AG	534	32,952
Atlas Copco AB – Class B	13,797	145,344
Caterpillar, Inc.	1,543	369,626
CNH Industrial NV	23,933	392,318
Cummins, Inc.	315	76,570
Dover Corp.	4,355	652,815
Evoqua Water Technologies Corp.(b)	13,315	646,576
Illinois Tool Works, Inc.	2,103	490,335
PACCAR, Inc.	5,926	427,857
Parker-Hannifin Corp.	2,608	917,625
Snap-on, Inc.	1,707	424,497
Volvo AB – Class A	6,171	128,467
Volvo AB – Class B	53,670	1,073,890

		7,258,915

Marine – 0.0%
SITC International Holdings Co., Ltd.	80,000	167,356

Professional Services – 0.7%
Booz Allen Hamilton Holding Corp.	3,446	326,439
Randstad NV	1,388	85,168
RELX PLC (Amsterdam)	31,775	958,914
RELX PLC (London)	17,551	529,259
Robert Half International, Inc.	5,150	415,193
Wolters Kluwer NV	7,359	851,933

		3,166,906

Road & Rail – 0.2%
Canadian National Railway Co.	4,037	459,795
CSX Corp.	21,822	665,352

		1,125,147

Trading Companies & Distributors – 0.3%
Fastenal Co.	8,599	443,364
Toyota Tsusho Corp.	3,900	159,056
United Rentals, Inc.	1,079	505,544
WW Grainger, Inc.	709	473,917

		1,581,881

24 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Transportation Infrastructure – 0.2%
Atlas Corp.	47,850	$734,976

		24,615,519

Communication Services – 3.7%
Diversified Telecommunication Services – 1.3%
BCE, Inc.	7,012	310,234
Charter Communications, Inc. – Class A(b)	193	70,949
Comcast Corp. – Class A	44,433	1,651,574
Deutsche Telekom AG (REG)	16,215	363,914
HKT Trust & HKT Ltd.	347,000	451,134
Intelsat Jackson Holdings SA(b)(c)(d)	346	– 0	–
Intelsat SA/Luxembourg(b)(c)	1,653	39,093
Liberty Global PLC – Class A(b)	12,299	252,006
Nippon Telegraph & Telephone Corp.	8,600	249,201
Shaw Communications, Inc. – Class B	57,964	1,679,236
Spark New Zealand Ltd.	118,016	364,383
Telstra Group Ltd.	280,158	782,758

		6,214,482

Entertainment – 1.1%
Activision Blizzard, Inc.	28,102	2,142,778
Electronic Arts, Inc.	17,450	1,935,903
Live Nation Entertainment, Inc.(b)	5,293	381,414
Ubisoft Entertainment SA(b)	4,280	93,839
Universal Music Group NV	30,049	707,994

		5,261,928

Interactive Media & Services – 1.2%
Alphabet, Inc. – Class A(b)	7,275	655,186
Alphabet, Inc. – Class C(b)	47,199	4,262,069
Auto Trader Group PLC(e)	38,243	273,517
Kakaku.com, Inc.(a)	15,600	232,373
Meta Platforms, Inc. – Class A(b)	523	91,494
Tencent Holdings Ltd.	5,200	228,428

		5,743,067

Media – 0.1%
DISH Network Corp. – Class A(b)	609	6,949
iHeartMedia, Inc. – Class A(b)	2,453	17,809
TEGNA, Inc.	14,345	249,603

		274,361

		17,493,838

Consumer Staples – 3.0%
Beverages – 1.5%
Asahi Group Holdings Ltd.	65,039	2,300,061
Coca-Cola Co. (The)	44,415	2,643,136
Constellation Brands, Inc. – Class A	6,977	1,560,755

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Heineken Holding NV	3,369	$288,215
Keurig Dr Pepper, Inc.	4,694	162,178

		6,954,345

Food & Staples Retailing – 0.8%
Albertsons Cos., Inc. – Class A	55,712	1,107,555
George Weston Ltd.	3,055	382,743
Jeronimo Martins SGPS SA	16,591	340,546
Koninklijke Ahold Delhaize NV	30,450	966,844
Loblaw Cos., Ltd.	4,229	361,410
Progenics Pharmaceuticals, Inc.(b)(c)(d)	136,645	157,142
Sysco Corp.	1,681	125,352
Walmart, Inc.	1,688	239,915

		3,681,507

Food Products – 0.4%
Archer-Daniels-Midland Co.	5,270	419,492
Bunge Ltd.	4,274	408,167
Hershey Co. (The)	1,523	362,961
Lamb Weston Holdings, Inc.	4,196	422,286
Nestle SA (REG)	716	80,672
Salmar ASA	4,783	198,280

		1,891,858

Household Products – 0.2%
Colgate-Palmolive Co.	6,071	445,004
Kimberly-Clark Corp.	797	99,665
Procter & Gamble Co. (The)	2,433	334,684
Southeastern Grocers, Inc.(b)(c)(d)	8,714	196,065

		1,075,418

Tobacco – 0.1%
Imperial Brands PLC	16,332	393,458
Philip Morris International, Inc.	2,503	243,542

		637,000

		14,240,128

Energy – 1.7%
Energy Equipment & Services – 0.1%
CHC Group LLC(b)	1,138	1
Diamond Offshore Drilling, Inc.(b)	3,643	43,279
Halliburton Co.	7,213	261,327

		304,607

Oil, Gas & Consumable Fuels – 1.6%
Battalion Oil Corp.(b)	1	9
Berry Corp.	5,577	52,591
Cenovus Energy, Inc.	20,503	378,055
Cheniere Energy, Inc.	6,511	1,024,441
Chevron Corp.	534	85,851

26 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Civitas Resources, Inc.	493	$34,594
Denbury, Inc.(b)	594	49,522
Equinor ASA	37,793	1,156,970
Exxon Mobil Corp.	2,337	256,860
HF Sinclair Corp.	7,008	348,438
Imperial Oil Ltd.	7,059	349,148
K201640219 South Africa Ltd. – Series A(b)(c)(d)	465,862	– 0	–
K201640219 South Africa Ltd. – Series B(b)(c)(d)	73,623	– 0	–
Marathon Petroleum Corp.	3,611	446,320
Repsol SA	25,560	404,227
SandRidge Energy, Inc.(b)	14	204
Shell PLC	89,939	2,724,106
Texas Pacific Land Corp.	196	348,917
Tourmaline Oil Corp.	1,052	46,104

		7,706,357

		8,010,964

Materials – 1.5%
Chemicals – 0.6%
Chr Hansen Holding A/S	8,846	613,258
Linde PLC	4,224	1,471,515
Mitsubishi Chemical Group Corp.	23,000	133,972
OCI NV	11,841	393,331
Sumitomo Chemical Co., Ltd.(a)	100,500	352,151

		2,964,227

Containers & Packaging – 0.0%
Westrock Co.	16	502

Metals & Mining – 0.8%
Antofagasta PLC	18,150	342,377
Artsonig Pty Ltd.(b)(c)(d)	51,133	– 0	–
BHP Group Ltd.	17,334	527,613
Fortescue Metals Group Ltd.	26,610	381,319
Mineral Resources Ltd.(a)	3,653	201,750
Rio Tinto Ltd.	3,908	305,426
Sabina Gold & Silver Corp.(b)	15,122	19,616
Steel Dynamics, Inc.	3,835	483,632
Teck Resources Ltd. – Class B	6,922	276,322
Yamana Gold, Inc.	279,387	1,424,874

		3,962,929

Paper & Forest Products – 0.1%
Resolute Forest Products, Inc.(b)	14,789	324,175

		7,251,833

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Real Estate – 1.1%
Equity Real Estate Investment Trusts (REITs) – 0.7%
American Tower Corp.		11,232	$2,224,048
Link REIT(a)		25,456	167,538
Simon Property Group, Inc.		3,526	430,489
Stockland		46,392	119,504
Weyerhaeuser Co.		12,623	394,469

			3,336,048

Real Estate Management & Development – 0.4%
CBRE Group, Inc. – Class A(b)		17,452	1,485,864
Swire Pacific Ltd. – Class A		41,500	338,669

			1,824,533

			5,160,581

Utilities – 1.0%
Electric Utilities – 0.8%
American Electric Power Co., Inc.		4,316	379,678
Enel SpA		31,780	178,272
Iberdrola SA		56,532	648,050
NRG Energy, Inc.		12,107	396,988
PNM Resources, Inc.		34,082	1,670,018
Xcel Energy, Inc.		5,629	363,465

			3,636,471

Gas Utilities – 0.1%
Naturgy Energy Group SA(a)		9,256	254,629
UGI Corp.		10,343	385,070

			639,699

Multi-Utilities – 0.1%
NiSource, Inc.		14,660	402,124

			4,678,294

Total Common Stocks (cost $233,562,630)			259,568,889

		Principal Amount (000)
CORPORATES - NON-INVESTMENT GRADE – 5.8%
Industrial – 5.1%
Basic – 0.3%
Arconic Corp. 6.125%, 02/15/2028(e)	U.S.$	33	32,539
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(e)		58	45,009

28 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.50%, 09/30/2029(e)	U.S.$	73	$49,802
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(e)		102	99,570
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(e)		25	22,834
6.75%, 03/15/2026(e)		12	12,126
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		20	19,271
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(e)		64	57,427
Diamond BC BV 4.625%, 10/01/2029(a)(e)		10	8,103
Element Solutions, Inc. 3.875%, 09/01/2028(e)		91	78,836
ERP Iron Ore, LLC 1.00%, 12/31/2019(b)(c)(d)(f)(g)		12	8,102
FMG Resources (August 2006) Pty Ltd. 4.50%, 09/15/2027(e)		36	33,185
6.125%, 04/15/2032(e)		166	156,699
Graham Packaging Co., Inc. 7.125%, 08/15/2028(e)		28	24,250
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(e)	EUR	149	135,866
Ingevity Corp. 3.875%, 11/01/2028(e)	U.S.$	10	8,575
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(e)(g)		52	37,409
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(e)		123	106,893
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(f)(h)		146	– 0	–
Mercer International, Inc. 5.125%, 02/01/2029		93	76,308
Sealed Air Corp. 6.125%, 02/01/2028(e)		28	27,573
Vibrantz Technologies, Inc. 9.00%, 02/15/2030(e)		234	182,801
WR Grace Holdings LLC 4.875%, 06/15/2027(e)		59	54,235
5.625%, 08/15/2029(e)		23	18,536

			1,295,949

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.4%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(e)(g)	EUR	202	$163,765
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.125%, 08/15/2026(e)		218	198,932
Chart Industries, Inc. 7.50%, 01/01/2030(e)	U.S.$	45	45,689
Clean Harbors, Inc. 4.875%, 07/15/2027(e)		3	2,836
6.375%, 02/01/2031(e)		16	15,947
Eco Material Technologies, Inc. 7.875%, 01/31/2027(e)		121	116,007
Energizer Holdings, Inc. 4.75%, 06/15/2028(e)		33	28,798
EnerSys 4.375%, 12/15/2027(e)		100	91,506
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(e)		130	127,022
GFL Environmental, Inc. 5.125%, 12/15/2026(e)		15	14,385
Granite US Holdings Corp. 11.00%, 10/01/2027(a)(e)		54	56,891
Griffon Corp. 5.75%, 03/01/2028		10	9,207
Harsco Corp. 5.75%, 07/31/2027(e)		122	104,018
JELD-WEN, Inc. 4.625%, 12/15/2025(a)(e)		17	15,279
LSB Industries, Inc. 6.25%, 10/15/2028(e)		23	20,935
Madison IAQ LLC 5.875%, 06/30/2029(e)		207	165,082
Moog, Inc. 4.25%, 12/15/2027(e)		42	38,603
Stevens Holding Co., Inc. 6.125%, 10/01/2026(e)		18	18,281
TK Elevator Midco GmbH 4.375%, 07/15/2027(e)	EUR	201	192,286
TransDigm UK Holdings PLC 6.875%, 05/15/2026	U.S.$	265	259,517
TransDigm, Inc. 6.25%, 03/15/2026(e)		47	46,406
Triumph Group, Inc. 6.25%, 09/15/2024(e)		47	47,055
7.75%, 08/15/2025(a)		42	40,347

30 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.875%, 06/01/2024(e)	U.S.$	51	$53,294
9.00%, 03/15/2028(e)		167	167,472
WESCO Distribution, Inc. 7.25%, 06/15/2028(e)		53	53,851

			2,093,411

Communications - Media – 0.7%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(e)		21	16,048
Altice Financing SA 5.75%, 08/15/2029(e)		279	228,599
AMC Networks, Inc. 4.25%, 02/15/2029		181	133,247
4.75%, 08/01/2025		109	103,099
Arches Buyer, Inc. 4.25%, 06/01/2028(e)		10	8,226
6.125%, 12/01/2028(a)(e)		39	32,094
Banijay Entertainment SASU 3.50%, 03/01/2025(e)	EUR	150	150,300
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(e)	U.S.$	111	83,100
4.50%, 08/15/2030(e)		105	86,584
4.75%, 02/01/2032(e)		88	71,674
7.375%, 03/01/2031(e)		29	28,138
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(e)		35	31,241
CSC Holdings LLC 3.375%, 02/15/2031(e)		200	137,178
DISH DBS Corp. 5.125%, 06/01/2029		53	31,328
5.25%, 12/01/2026(e)		135	112,783
5.75%, 12/01/2028(e)		94	75,078
7.375%, 07/01/2028		98	67,064
DISH Network Corp. 3.375%, 08/15/2026(i)		56	35,788
Gray Escrow II, Inc. 5.375%, 11/15/2031(e)		129	95,782
Gray Television, Inc. 5.875%, 07/15/2026(e)		10	9,067
iHeartCommunications, Inc. 4.75%, 01/15/2028(e)		35	29,530
5.25%, 08/15/2027(e)		10	8,725
6.375%, 05/01/2026		22	20,663
8.375%, 05/01/2027(a)		137	120,117
Lamar Media Corp. 4.875%, 01/15/2029		4	3,715

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(e)	U.S.$	203	$170,642
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(e)		139	121,749
National CineMedia LLC 5.75%, 08/15/2026		33	643
5.875%, 04/15/2028(e)		67	21,062
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(e)		61	50,020
Scripps Escrow II, Inc. 3.875%, 01/15/2029(e)		6	4,780
Sinclair Television Group, Inc. 4.125%, 12/01/2030(e)		10	7,750
5.125%, 02/15/2027(a)(e)		150	131,280
5.50%, 03/01/2030(a)(e)		107	78,719
Sirius XM Radio, Inc. 3.875%, 09/01/2031(e)		116	90,216
4.00%, 07/15/2028(e)		302	258,461
Summer BC Holdco B SARL 5.75%, 10/31/2026(e)	EUR	150	140,871
TEGNA, Inc. 4.75%, 03/15/2026(e)	U.S.$	35	33,253
5.00%, 09/15/2029		110	97,801
Univision Communications, Inc. 6.625%, 06/01/2027(e)		144	137,241
7.375%, 06/30/2030(e)		25	23,720
Urban One, Inc. 7.375%, 02/01/2028(e)		203	180,810

			3,268,186

Communications - Telecommunications – 0.3%
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(e)		200	185,700
Consolidated Communications, Inc. 5.00%, 10/01/2028(e)		25	16,677
6.50%, 10/01/2028(a)(e)		164	118,205
Embarq Corp. 7.995%, 06/01/2036		180	78,235
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(b)(c)(d)		177	– 0	–
Level 3 Financing, Inc. 4.25%, 07/01/2028(e)		29	19,779
4.625%, 09/15/2027(e)		63	47,069
Telecom Italia Capital SA 7.20%, 07/18/2036		105	92,456

32 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United Group BV 3.625%, 02/15/2028(e)	EUR	108	$87,158
4.00%, 11/15/2027(e)		299	249,883
4.625%, 08/15/2028(e)		191	160,368
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(e)	U.S.$	200	164,930

			1,220,460

Consumer Cyclical - Automotive – 0.3%
Allison Transmission, Inc. 5.875%, 06/01/2029(e)		60	56,854
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(e)		69	67,725
8.50%, 05/15/2027(a)(e)		10	9,941
Dana, Inc. 5.375%, 11/15/2027		11	10,152
5.625%, 06/15/2028		17	15,395
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(e)		179	162,570
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(b)(c)(d)(h)		59	– 0	–
(First Lien) 11.00%, 10/31/2024(b)(c)(d)(h)		24	– 0	–
Ford Motor Co. 6.10%, 08/19/2032		284	265,432
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029(a)		42	36,546
5.25%, 07/15/2031		49	41,668
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(e)(g)	EUR	100	99,561
Jaguar Land Rover Automotive PLC 5.875%, 01/15/2028(e)	U.S.$	200	170,928
Mclaren Finance PLC 7.50%, 08/01/2026(e)		200	155,668
PM General Purchaser LLC 9.50%, 10/01/2028(e)		103	94,023
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)(e)		163	120,954
Titan International, Inc. 7.00%, 04/30/2028		108	102,338
ZF North America Capital, Inc. 4.75%, 04/29/2025(e)		161	153,700

			1,563,455

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 4.00%, 08/01/2028(e)	U.S.$	58	$49,034
5.75%, 03/01/2027(e)		112	92,015
9.875%, 08/01/2027(e)		60	61,007
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/2027		74	70,677
5.50%, 05/01/2025(e)		179	177,004
Lindblad Expeditions LLC 6.75%, 02/15/2027(e)		37	35,154
NCL Corp., Ltd. 5.875%, 03/15/2026(e)		123	106,867
8.375%, 02/01/2028(e)		58	58,946
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(e)		112	98,623
5.50%, 08/31/2026(e)		90	82,746
5.50%, 04/01/2028(e)		93	81,074
7.25%, 01/15/2030(e)		27	27,067
9.25%, 01/15/2029(a)(e)		83	88,042
11.50%, 06/01/2025(e)		134	142,685
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(e)		93	95,101
Six Flags Entertainment Corp. 4.875%, 07/31/2024(e)		30	29,474
Vail Resorts, Inc. 6.25%, 05/15/2025(e)		25	25,000
Viking Cruises Ltd. 5.875%, 09/15/2027(e)		189	162,109
7.00%, 02/15/2029(e)		58	49,892
13.00%, 05/15/2025(e)		35	37,175
VOC Escrow Ltd. 5.00%, 02/15/2028(e)		13	11,449

			1,581,141

Consumer Cyclical - Other – 0.4%
Adams Homes, Inc. 7.50%, 02/15/2025(e)		63	55,255
Beazer Homes USA, Inc. 6.75%, 03/15/2025		46	45,466
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(e)		113	85,078
6.25%, 09/15/2027(e)		3	2,634
Builders FirstSource, Inc. 6.375%, 06/15/2032(e)		100	96,131

34 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Caesars Entertainment, Inc. 6.25%, 07/01/2025(e)	U.S.$	102	$101,223
7.00%, 02/15/2030(e)		9	9,064
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(a)(e)		44	32,975
Everi Holdings, Inc. 5.00%, 07/15/2029(e)		18	15,850
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(e)		173	156,591
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(e)		89	73,039
5.375%, 05/01/2025(e)		21	20,765
5.75%, 05/01/2028(e)		22	21,410
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(e)		72	60,533
5.00%, 06/01/2029(e)		121	106,450
Installed Building Products, Inc. 5.75%, 02/01/2028(e)		31	28,801
Mattamy Group Corp. 4.625%, 03/01/2030(e)		88	72,911
MGM Resorts International 4.75%, 10/15/2028		10	8,962
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(e)		17	12,494
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028		55	48,901
4.75%, 04/01/2029		87	76,498
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(e)		197	187,528
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(e)		69	65,128
5.875%, 06/15/2027(e)		3	2,873
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(e)		183	181,571
Travel + Leisure Co. 4.50%, 12/01/2029(e)		136	114,551
4.625%, 03/01/2030(e)		94	79,066
6.625%, 07/31/2026(e)		143	140,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(e)		93	86,708

			1,988,956

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.0%
1011778 BC ULC/New Red Finance, Inc. 5.75%, 04/15/2025(e)	U.S.$	53	$52,712

Consumer Cyclical - Retailers – 0.4%
Arko Corp. 5.125%, 11/15/2029(e)		46	36,403
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(e)		60	52,100
5.00%, 02/15/2032(e)		24	20,561
Bath & Body Works, Inc. 6.625%, 10/01/2030(e)		142	134,593
6.75%, 07/01/2036		58	50,129
6.875%, 11/01/2035		131	115,391
6.95%, 03/01/2033		69	60,140
7.50%, 06/15/2029(a)		13	13,039
9.375%, 07/01/2025(e)		32	33,865
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(e)(g)		48	34,601
Carvana Co. 5.50%, 04/15/2027(e)		14	7,124
5.875%, 10/01/2028(e)		37	18,211
Edcon Ltd. 0.01%, 06/25/2023(c)	ZAR	2	– 0	–
FirstCash, Inc. 4.625%, 09/01/2028(e)	U.S.$	22	19,124
5.625%, 01/01/2030(e)		93	82,576
Foundation Building Materials, Inc. 6.00%, 03/01/2029(e)		24	19,062
Group 1 Automotive, Inc. 4.00%, 08/15/2028(e)		4	3,433
Kontoor Brands, Inc. 4.125%, 11/15/2029(e)		90	75,992
LBM Acquisition LLC 6.25%, 01/15/2029(e)		20	14,267
Levi Strauss & Co. 3.50%, 03/01/2031(a)(e)		15	12,283
Michaels Cos, Inc. (The) 7.875%, 05/01/2029(e)		144	109,070
Murphy Oil USA, Inc. 5.625%, 05/01/2027		6	5,419
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(e)		70	67,467
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(e)		271	264,184

36 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rite Aid Corp. 7.50%, 07/01/2025(e)	U.S.$	105	$74,278
8.00%, 11/15/2026(e)		109	57,934
Sonic Automotive, Inc. 4.625%, 11/15/2029(e)		33	27,233
4.875%, 11/15/2031(e)		41	32,645
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(e)		100	91,773
SRS Distribution, Inc. 6.125%, 07/01/2029(e)		29	24,407
Staples, Inc. 7.50%, 04/15/2026(e)		228	202,836
TPro Acquisition Corp. 11.00%, 10/15/2024(e)		36	35,240
White Cap Buyer LLC 6.875%, 10/15/2028(e)		151	137,031
White Cap Parent LLC 8.25% (8.25% Cash or 9.00% PIK), 03/15/2026(e)(g)		29	27,369

			1,959,780

Consumer Non-Cyclical – 0.5%
Acadia Healthcare Co., Inc. 5.50%, 07/01/2028(e)		88	82,603
AdaptHealth LLC 6.125%, 08/01/2028(e)		25	23,065
AHP Health Partners, Inc. 5.75%, 07/15/2029(e)		83	69,497
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/2026(e)		184	168,906
Bausch Health Cos., Inc. 4.875%, 06/01/2028(e)		173	107,891
6.25%, 02/15/2029(e)		7	3,023
7.25%, 05/30/2029(e)		48	21,268
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(e)		18	15,699
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(e)		27	20,868
6.125%, 04/01/2030(e)		91	62,227
6.875%, 04/01/2028(a)(e)		53	35,946
6.875%, 04/15/2029(e)		205	143,959
Darling Ingredients, Inc. 6.00%, 06/15/2030(e)		47	45,436
DaVita, Inc. 3.75%, 02/15/2031(e)		45	34,078

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Embecta Corp. 5.00%, 02/15/2030(e)	U.S.$	42	$35,615
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(e)		13	7,696
Garden Spinco Corp. 8.625%, 07/20/2030(e)		71	75,027
Global Medical Response, Inc. 6.50%, 10/01/2025(e)		85	63,919
Grifols Escrow Issuer SA 4.75%, 10/15/2028(e)		200	170,856
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(e)		132	113,820
Legacy LifePoint Health LLC 4.375%, 02/15/2027(e)		67	56,502
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 10.00%, 06/15/2029(e)		6	3,754
Medline Borrower LP 3.875%, 04/01/2029(e)		93	77,551
5.25%, 10/01/2029(a)(e)		167	137,129
ModivCare Escrow Issuer, Inc. 5.00%, 10/01/2029(e)		17	14,517
ModivCare, Inc. 5.875%, 11/15/2025(e)		17	16,038
Option Care Health, Inc. 4.375%, 10/31/2029(e)		85	72,833
Post Holdings, Inc. 5.50%, 12/15/2029(e)		131	120,170
Primo Water Holdings, Inc. 4.375%, 04/30/2029(e)		20	17,157
RP Escrow Issuer LLC 5.25%, 12/15/2025(e)		55	42,962
Spectrum Brands, Inc. 3.875%, 03/15/2031(e)		185	146,364
5.75%, 07/15/2025(a)		2	1,967
Tenet Healthcare Corp. 6.125%, 10/01/2028(a)		65	60,161
6.125%, 06/15/2030(e)		39	37,179
Triton Water Holdings, Inc. 6.25%, 04/01/2029(e)		65	51,631
US Acute Care Solutions LLC 6.375%, 03/01/2026(e)		59	52,296
US Renal Care, Inc. 10.625%, 07/15/2027(e)		66	20,934

			2,230,544

38 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.5%
Berry Petroleum Co. LLC 7.00%, 02/15/2026(e)	U.S.$	58	$54,684
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(e)		37	37,219
Callon Petroleum Co. 8.25%, 07/15/2025		169	169,127
Citgo Holding, Inc. 9.25%, 08/01/2024(e)		50	50,172
CITGO Petroleum Corp. 6.375%, 06/15/2026(e)		43	41,827
7.00%, 06/15/2025(e)		152	149,592
Civitas Resources, Inc. 5.00%, 10/15/2026(e)		23	21,298
CNX Resources Corp. 6.00%, 01/15/2029(e)		47	42,604
7.25%, 03/14/2027(e)		2	1,984
Comstock Resources, Inc. 6.75%, 03/01/2029(e)		36	33,126
Crescent Energy Finance LLC 7.25%, 05/01/2026(e)		56	52,196
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(e)		90	79,175
EQM Midstream Partners LP 4.50%, 01/15/2029(e)		77	64,390
4.75%, 01/15/2031(e)		75	60,945
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		19	17,997
6.50%, 10/01/2025		21	20,256
7.75%, 02/01/2028		45	43,180
8.00%, 01/15/2027		9	8,796
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		38	35,466
7.00%, 08/01/2027		43	41,089
Gulfport Energy Corp. 6.00%, 10/15/2024(b)		62	39
6.375%, 05/15/2025(b)		71	45
6.375%, 01/15/2026(b)		208	131
6.625%, 05/01/2023(b)		12	8
8.00%, 05/17/2026(e)		53	51,364
Hess Midstream Operations LP 4.25%, 02/15/2030(e)		14	11,814
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(e)		21	19,057
6.00%, 02/01/2031(e)		30	27,018

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ITT Holdings LLC 6.50%, 08/01/2029(e)	U.S.$	145	$119,233
Murphy Oil Corp. 6.125%, 12/01/2042		51	40,387
Nabors Industries Ltd. 7.25%, 01/15/2026(e)		43	40,907
7.50%, 01/15/2028(e)		117	109,097
New Fortress Energy, Inc. 6.75%, 09/15/2025(e)		102	95,575
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(e)		149	142,259
NuStar Logistics LP 6.375%, 10/01/2030		17	15,913
Occidental Petroleum Corp. 5.50%, 12/01/2025		12	11,875
5.875%, 09/01/2025		22	22,000
6.125%, 01/01/2031		15	15,105
8.50%, 07/15/2027		26	27,892
8.875%, 07/15/2030		26	29,552
PDC Energy, Inc. 5.75%, 05/15/2026		163	156,250
Southwestern Energy Co. 5.375%, 02/01/2029		78	72,988
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(e)		61	57,998
Sunnova Energy Corp. 5.875%, 09/01/2026(e)		30	26,133
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028		129	124,268
6.00%, 04/15/2027		4	3,930
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.00%, 12/31/2030(e)		15	12,937
6.00%, 09/01/2031(e)		8	6,839
Transocean, Inc. 6.80%, 03/15/2038		1	572

			2,266,309

Other Industrial – 0.0%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(e)		5	4,475

Services – 0.5%
ADT Security Corp. (The) 4.875%, 07/15/2032(e)		7	6,005

40 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(e)	U.S.$	31	$29,467
9.75%, 07/15/2027(e)		206	189,034
ANGI Group LLC 3.875%, 08/15/2028(a)(e)		91	70,065
Aptim Corp. 7.75%, 06/15/2025(e)		158	112,120
APX Group, Inc. 5.75%, 07/15/2029(a)(e)		114	95,429
6.75%, 02/15/2027(e)		35	33,785
Aramark Services, Inc. 5.00%, 02/01/2028(e)		15	13,797
6.375%, 05/01/2025(e)		90	89,544
Block, Inc. 3.50%, 06/01/2031(a)		10	8,082
Cars.com, Inc. 6.375%, 11/01/2028(e)		70	64,225
Garda World Security Corp. 4.625%, 02/15/2027(e)		10	8,887
6.00%, 06/01/2029(e)		182	149,018
9.50%, 11/01/2027(e)		215	207,359
Gartner, Inc. 4.50%, 07/01/2028(e)		49	45,106
Korn Ferry 4.625%, 12/15/2027(e)		63	58,296
Millennium Escrow Corp. 6.625%, 08/01/2026(e)		140	93,139
Monitronics International, Inc. 9.125%, 04/01/2020(b)(c)(d)(f)		120	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(e)		87	65,739
5.75%, 11/01/2028(a)(e)		287	186,607
Neptune Bidco US, Inc. 9.29%, 04/15/2029(e)		214	202,455
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/2028(e)		247	229,088
Sabre GLBL, Inc. 7.375%, 09/01/2025(e)		88	82,698
9.25%, 04/15/2025(e)		41	40,345
11.25%, 12/15/2027(e)		80	79,894
TripAdvisor, Inc. 7.00%, 07/15/2025(e)		41	41,147
Verscend Escrow Corp. 9.75%, 08/15/2026(e)		115	115,643

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ZipRecruiter, Inc. 5.00%, 01/15/2030(e)	U.S.$	141	$118,420

			2,435,394

Technology – 0.3%
Ahead DB Holdings LLC 6.625%, 05/01/2028(e)		95	80,180
Boxer Parent Co., Inc. 7.125%, 10/02/2025(e)		17	16,871
Cablevision Lightpath LLC 5.625%, 09/15/2028(e)		200	148,812
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(e)		41	35,408
CommScope, Inc. 4.75%, 09/01/2029(e)		92	75,003
6.00%, 03/01/2026(e)		10	9,635
Entegris Escrow Corp. 5.95%, 06/15/2030(e)		59	55,020
Gen Digital, Inc. 6.75%, 09/30/2027(e)		85	83,583
7.125%, 09/30/2030(e)		85	82,855
GoTo Group, Inc. 5.50%, 09/01/2027(e)		155	74,319
NCR Corp. 5.125%, 04/15/2029(e)		102	87,105
5.75%, 09/01/2027(e)		43	41,850
6.125%, 09/01/2029(e)		28	27,223
Playtika Holding Corp. 4.25%, 03/15/2029(e)		100	81,935
Presidio Holdings, Inc. 4.875%, 02/01/2027(e)		12	10,953
8.25%, 02/01/2028(e)		172	164,821
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(e)		316	243,412
Virtusa Corp. 7.125%, 12/15/2028(e)		66	55,027

			1,374,012

Transportation - Airlines – 0.1%
Air Canada 3.875%, 08/15/2026(e)		29	26,175
Allegiant Travel Co. 7.25%, 08/15/2027(e)		47	46,177
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(e)		101	98,472
5.75%, 04/20/2029(e)		88	83,613
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(e)		95	88,614

42 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(e)	U.S.$	162	$162,626

			505,677

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375%, 03/01/2029(a)(e)		55	49,810
5.75%, 07/15/2027(a)(e)		80	75,476
Hertz Corp. (The) 4.625%, 12/01/2026(e)		126	112,934
5.00%, 12/01/2029(e)		10	8,301
PROG Holdings, Inc. 6.00%, 11/15/2029(e)		85	72,252

			318,773

			24,159,234

Financial Institutions – 0.6%
Banking – 0.1%
Ally Financial, Inc. Series C 4.70%, 05/15/2028(j)		19	14,135
Bread Financial Holdings, Inc. 4.75%, 12/15/2024(e)		115	106,559
7.00%, 01/15/2026(e)		53	50,169
Credit Suisse Group AG 6.25%, 12/18/2024(e)(j)		200	164,936

			335,799

Brokerage – 0.1%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(e)		83	85,697
AG Issuer LLC 6.25%, 03/01/2028(e)		15	14,046
AG TTMT Escrow Issuer LLC 8.625%, 09/30/2027(e)		122	123,797
Hightower Holding LLC 6.75%, 04/15/2029(e)		270	229,878
NFP Corp. 6.875%, 08/15/2028(e)		142	120,907
7.50%, 10/01/2030(e)		70	66,772

			641,097

Finance – 0.1%
Aircastle Ltd. 5.25%, 06/15/2026(e)(j)		97	78,389
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)(e)		46	41,365

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CNG Holdings, Inc. 12.50%, 06/15/2024(e)	U.S.$	93	$77,812
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(e)		81	71,108
Curo Group Holdings Corp. 7.50%, 08/01/2028(e)		177	74,496
Enova International, Inc. 8.50%, 09/01/2024(e)		45	44,381
8.50%, 09/15/2025(e)		161	154,492
goeasy Ltd. 5.375%, 12/01/2024(e)		74	70,571
Lincoln Financing SARL 3.625%, 04/01/2024(e)	EUR	51	53,862
Navient Corp. 4.875%, 03/15/2028	U.S.$	45	38,273
Synchrony Financial 7.25%, 02/02/2033		120	115,239

			819,988

Insurance – 0.1%
Acrisure LLC/Acrisure Finance, Inc. 6.00%, 08/01/2029(e)		242	198,169
7.00%, 11/15/2025(e)		35	32,888
AmWINS Group, Inc. 4.875%, 06/30/2029(e)		20	17,069

			248,126

Other Finance – 0.1%
Armor Holdco, Inc. 8.50%, 11/15/2029(e)		87	74,073
Coinbase Global, Inc. 3.625%, 10/01/2031(e)		116	69,611
Intrum AB 3.00%, 09/15/2027(e)	EUR	100	86,854
4.875%, 08/15/2025(e)		100	99,524

			330,062

REITs – 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(e)	U.S.$	153	131,014
5.75%, 05/15/2026(e)		51	46,965
Iron Mountain, Inc. 4.875%, 09/15/2027(e)		3	2,773
4.875%, 09/15/2029(e)		69	60,336
5.00%, 07/15/2028(e)		53	48,025
5.25%, 03/15/2028(e)		124	114,132

44 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, 05/15/2029(e)	U.S.$	49	$40,988

			444,233

			2,819,305

Utility – 0.1%
Electric – 0.1%
Calpine Corp. 5.125%, 03/15/2028(e)		28	24,834
NRG Energy, Inc. 3.875%, 02/15/2032(e)		123	95,348
Vistra Corp. 7.00%, 12/15/2026(e)(j)		70	65,540
8.00%, 10/15/2026(e)(j)		78	75,191

			260,913

Natural Gas – 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/2027		14	12,952
5.875%, 08/20/2026		11	10,372

			23,324

Other Utility – 0.0%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(e)		60	59,291

			343,528

Total Corporates - Non-Investment Grade (cost $31,214,169)			27,322,067

GOVERNMENTS - TREASURIES – 4.4%
United States – 4.4%
U.S. Treasury Bonds 1.25%, 05/15/2050		14	7,718
U.S. Treasury Notes 0.625%, 08/15/2030(k)(l)		2,130	1,674,361
1.25%, 05/31/2028(k)(l)		4,020	3,469,762
1.625%, 08/15/2029(l)(m)		2,556	2,208,144
1.875%, 02/15/2032		678	574,139
2.375%, 05/15/2029(k)(l)		1,524	1,378,087
2.625%, 05/31/2027(k)		4,890	4,575,113
2.875%, 05/15/2032(k)		1,342	1,233,749
3.00%, 07/31/2024(n)		1,232	1,196,868
4.125%, 10/31/2027		198	196,650
4.25%, 12/31/2024(l)		1,632	1,613,244
4.375%, 10/31/2024		1,150	1,139,039
4.50%, 11/30/2024		1,205	1,196,250

Total Governments - Treasuries (cost $22,411,739)			20,463,124

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 1.8%
Financial Institutions – 1.1%
Banking – 0.7%
Ally Financial, Inc. 6.70%, 02/14/2033	U.S.$	35	$33,158
8.00%, 11/01/2031		50	54,056
Series B 4.70%, 05/15/2026(j)		272	213,784
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(e)		184	182,390
Banco Santander SA 4.175%, 03/24/2028		200	186,784
Barclays PLC 8.00%, 03/15/2029(j)		200	196,000
BNP Paribas SA 4.625%, 02/25/2031(e)(j)		283	221,889
CaixaBank SA 5.875%, 10/09/2027(e)(j)	EUR	200	193,030
Capital One Financial Corp. 5.817%, 02/01/2034	U.S.$	88	85,452
Citigroup, Inc. 3.875%, 02/18/2026(j)		50	44,856
8.87% (LIBOR 3 Month + 4.07%), 04/30/2023(j)(o)		148	148,807
Series V 4.70%, 01/30/2025(j)		47	42,966
Series Y 4.15%, 11/15/2026(j)		65	55,866
Credit Agricole SA 8.125%, 12/23/2025(e)(j)		400	404,796
Deutsche Bank AG/New York NY 1.447%, 04/01/2025		150	141,834
First-Citizens Bank & Trust Co. 3.929%, 06/19/2024		31	30,782
Goldman Sachs Group, Inc. (The) Series P 7.733% (LIBOR 3 Month + 2.87%), 03/31/2023(j)(o)		62	61,356
HSBC Holdings PLC 6.00%, 09/29/2023(e)(j)	EUR	300	316,282
Santander Holdings USA, Inc. 2.49%, 01/06/2028	U.S.$	14	12,205
Truist Financial Corp. Series Q 5.10%, 03/01/2030(j)		273	260,041

46 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS Group AG 7.00%, 02/19/2025(e)(j)	U.S.$	400	$398,132

			3,284,466

Brokerage – 0.0%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(j)		49	48,607

Finance – 0.1%
Air Lease Corp. Series B 4.65%, 06/15/2026(j)		112	101,209
Aircastle Ltd. 2.85%, 01/26/2028(e)		15	12,746
4.125%, 05/01/2024		14	13,671
4.25%, 06/15/2026		2	1,895
5.00%, 04/01/2023		3	2,992
5.25%, 08/11/2025(e)		200	195,618
Aviation Capital Group LLC 1.95%, 01/30/2026(e)		4	3,531
3.50%, 11/01/2027(e)		25	21,943
4.125%, 08/01/2025(e)		39	36,598
4.875%, 10/01/2025(e)		30	28,618
5.50%, 12/15/2024(e)		67	66,163
Huarong Finance II Co., Ltd. 5.50%, 01/16/2025(e)		200	188,475

			673,459

Insurance – 0.2%
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(e)		271	296,854
MetLife Capital Trust IV 7.875%, 12/15/2037(e)		254	273,934
MetLife, Inc. 6.40%, 12/15/2036		5	5,014
Prudential Financial, Inc. 5.20%, 03/15/2044		44	43,229
5.625%, 06/15/2043		126	125,622

			744,653

REITs – 0.1%
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		20	19,514
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/2027(a)		33	27,243
VICI Properties LP/VICI Note Co., Inc. 5.625%, 05/01/2024(e)		90	89,365

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.75%, 02/01/2027(e)	U.S.$	108	$105,364

			241,486

			4,992,671

Industrial – 0.7%
Basic – 0.1%
ArcelorMittal SA 6.75%, 03/01/2041		54	53,391
Arconic Corp. 6.00%, 05/15/2025(e)		54	54,018
Celanese US Holdings LLC 5.90%, 07/05/2024		33	32,959
6.05%, 03/15/2025		33	32,879
CF Industries, Inc. 4.95%, 06/01/2043		3	2,511
Industrias Penoles SAB de CV 5.65%, 09/12/2049(e)		201	183,199
Olin Corp. 5.00%, 02/01/2030		10	9,114

			368,071

Capital Goods – 0.0%
General Electric Co. Series D 8.099% (LIBOR 3 Month + 3.33%), 06/15/2023(j)(o)		57	56,807
Regal Rexnord Corp. 6.30%, 02/15/2030(e)		19	18,619
6.40%, 04/15/2033(e)		22	21,555

			96,981

Communications - Media – 0.1%
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(e)		97	87,017
Netflix, Inc. 5.875%, 11/15/2028		168	170,221
Warnermedia Holdings, Inc. 3.755%, 03/15/2027(e)		5	4,587
4.279%, 03/15/2032(e)		8	6,908

			268,733

Communications - Telecommunications – 0.0%
Hughes Satellite Systems Corp. 5.25%, 08/01/2026		55	52,694

48 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.0%
General Motors Co. 6.25%, 10/02/2043	U.S.$	17	$15,999
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(e)		39	34,980
Lear Corp. 4.25%, 05/15/2029		3	2,745

			53,724

Consumer Cyclical - Entertainment – 0.0%
Mattel, Inc. 5.875%, 12/15/2027(e)		15	14,648

Consumer Cyclical - Other – 0.1%
MDC Holdings, Inc. 6.00%, 01/15/2043		195	164,368
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(e)		200	157,976
Toll Brothers Finance Corp. 4.875%, 03/15/2027		3	2,813

			325,157

Consumer Cyclical - Retailers – 0.0%
Macy’s Retail Holdings LLC 5.875%, 04/01/2029(a)(e)		10	9,091
5.875%, 03/15/2030(e)		24	21,151
6.125%, 03/15/2032(e)		21	18,091

			48,333

Consumer Non-Cyclical – 0.0%
Charles River Laboratories International, Inc. 4.25%, 05/01/2028(e)		10	9,027
Newell Brands, Inc. 6.375%, 09/15/2027		69	68,600
6.625%, 09/15/2029(a)		69	68,408

			146,035

Energy – 0.2%
Antero Resources Corp. 7.625%, 02/01/2029(e)		15	15,167
Apache Corp. 4.25%, 01/15/2030(a)		50	44,329
Cenovus Energy, Inc. 6.75%, 11/15/2039		3	2,656
Continental Resources, Inc./OK 5.75%, 01/15/2031(e)		82	77,643
Ecopetrol SA 4.625%, 11/02/2031		46	33,948

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.875%, 11/02/2051(a)	U.S.$	39	$24,894
6.875%, 04/29/2030		93	82,770
8.875%, 01/13/2033		31	30,302
Energy Transfer LP 4.40%, 03/15/2027		12	11,460
4.95%, 05/15/2028		3	2,891
6.125%, 12/15/2045		135	126,241
EnLink Midstream LLC 5.625%, 01/15/2028(e)		74	70,917
EnLink Midstream Partners LP 4.15%, 06/01/2025		72	69,044
5.05%, 04/01/2045		49	37,632
5.45%, 06/01/2047		39	30,864
5.60%, 04/01/2044		10	8,209
Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026		3	2,876
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032		17	14,454
Western Midstream Operating LP 3.95%, 06/01/2025		18	17,131
4.30%, 02/01/2030		48	42,546
4.50%, 03/01/2028		56	51,698
4.75%, 08/15/2028		29	26,856
5.45%, 04/01/2044		19	15,958

			840,486

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(e)		3	3,023

Technology – 0.1%
Baidu, Inc. 3.075%, 04/07/2025(a)		250	236,512
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		6	5,753
Lenovo Group Ltd. 6.536%, 07/27/2032(e)		200	194,537
Microchip Technology, Inc. 4.25%, 09/01/2025		58	56,174
Western Digital Corp. 2.85%, 02/01/2029		13	10,222
4.75%, 02/15/2026		10	9,427

			512,625

Transportation - Airlines – 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(e)		67	63,404

50 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(e)	U.S.$	319	$318,291

			381,695

			3,112,205

Utility – 0.0%
Electric – 0.0%
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(e)		200	196,180

Total Corporates - Investment Grade (cost $8,777,017)			8,301,056

		Shares
INVESTMENT COMPANIES – 1.0%
Funds and Investment Trusts – 1.0%(p)
Health Care Select Sector SPDR Fund		35,391	4,500,674
iShares Russell 2000 ETF(a)		591	111,214

Total Investment Companies (cost $4,639,729)			4,611,888

		Principal Amount (000)
EMERGING MARKETS - SOVEREIGNS – 0.9%
Angola – 0.1%
Angolan Government International Bond 9.50%, 11/12/2025(e)	U.S.$	386	388,895
9.375%, 05/08/2048(e)		200	171,000

			559,895

Argentina – 0.0%
Argentine Republic Government International Bond 0.50%, 07/09/2030		307	99,315
1.00%, 07/09/2029		96	29,648
1.50%, 07/09/2035		62	17,666
3.50%, 07/09/2041		52	16,229

			162,858

Bahrain – 0.1%
Bahrain Government International Bond 7.00%, 10/12/2028(e)		200	204,500
7.375%, 05/14/2030(e)		200	205,750

			410,250

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dominican Republic – 0.1%
Dominican Republic International Bond 8.625%, 04/20/2027(e)	U.S.$	425	$442,212

Ecuador – 0.1%
Ecuador Government International Bond 1.50%, 07/31/2040(e)		200	61,963
2.50%, 07/31/2035(e)		557	194,527
5.50%, 07/31/2030(e)		114	55,124

			311,614

El Salvador – 0.0%
El Salvador Government International Bond 7.625%, 02/01/2041(e)		334	151,198

Gabon – 0.0%
Gabon Government International Bond 6.625%, 02/06/2031(e)		200	161,912

Ivory Coast – 0.1%
Ivory Coast Government International Bond 4.875%, 01/30/2032(e)	EUR	471	378,614
5.875%, 10/17/2031(e)		135	119,229
5.125%, 06/15/2025(e)		152	155,174

			653,017

Lebanon – 0.0%
Lebanon Government International Bond 6.60%, 11/27/2026(b)(e)(q)	U.S.$	189	12,758
6.65%, 04/22/2024(b)(e)(q)		45	3,074
6.85%, 03/23/2027(b)(e)(q)		46	3,105

			18,937

Nigeria – 0.1%
Nigeria Government International Bond 6.125%, 09/28/2028(e)		200	158,250
7.625%, 11/28/2047(e)		200	133,500

			291,750

Oman – 0.1%
Oman Government International Bond 6.25%, 01/25/2031(e)		213	214,704

Senegal – 0.1%
Senegal Government International Bond 6.25%, 05/23/2033(e)		365	300,669

South Africa – 0.1%
Republic of South Africa Government International Bond 5.875%, 09/16/2025		300	297,994

52 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Ukraine – 0.0%
Ukraine Government International Bond 7.75%, 09/01/2025(e)	U.S.$	100		$20,550
7.75%, 09/01/2026(e)		285		52,066
7.75%, 09/01/2029(e)		188		35,168

				107,784

Venezuela – 0.0%
Venezuela Government International Bond 9.25%, 09/15/2027(b)(q)		815		79,462

Total Emerging Markets - Sovereigns (cost $6,093,623)				4,164,256

BANK LOANS – 0.7%
Financial Institutions – 0.1%
Finance – 0.0%
Orbit Private Holdings I Ltd. 9.541% (SOFR 6 Month + 4.50%), 12/11/2028(c)(r)		20		19,812

Insurance – 0.1%
Asurion, LLC 8.913% (SOFR 1 Month + 4.25%), 08/19/2028(r)		140		131,670
Hub International Limited 7.949% (LIBOR 2 Month + 3.25%), 04/25/2025(r)		0	**	308
8.058% (LIBOR 3 Month + 3.25%), 04/25/2025(r)		120		120,226

				252,204

				272,016

Industrial – 0.6%
Capital Goods – 0.1%
ACProducts Holdings, Inc. 8.980% (LIBOR 3 Month + 4.25%), 05/17/2028(r)		180		151,279
Chariot Buyer LLC 7.885% (LIBOR 1 Month + 3.25%), 11/03/2028(r)		20		19,051
Granite US Holdings Corporation 8.750% (LIBOR 3 Month + 4.00%), 09/30/2026(c)(r)		161		160,269

				330,599

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Communications - Media – 0.0%
Advantage Sales & Marketing, Inc. 9.288% (LIBOR 3 Month + 4.50%), 10/28/2027(r)	U.S.$	147		$120,436
Clear Channel Outdoor Holdings, Inc. 8.232% (SOFR 1 Month + 3.50%), 08/21/2026(r)		0	**	83
8.325% (LIBOR 3 Month + 3.50%), 08/21/2026(r)		34		32,173
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 7.635% (LIBOR 1 Month + 3.00%), 05/01/2026(r)		35		34,331
Univision Communications, Inc. 7.385% (LIBOR 1 Month + 2.75%), 03/15/2024(r)		18		18,161

				205,184

Communications - Telecommunications – 0.1%
Crown Subsea Communications Holding, Inc. 9.316% (LIBOR 1 Month + 4.75%), 04/27/2027(r)		128		125,815
Proofpoint, Inc. 10.885% (LIBOR 1 Month + 6.25%), 08/31/2029(r)		230		220,800
Zacapa SARL 8.830% (SOFR 3 Month + 4.25%), 03/22/2029(r)		196		189,885

				536,500

Consumer Cyclical - Automotive – 0.0%
Clarios Global LP 7.885% (LIBOR 1 Month + 3.25%), 04/30/2026(r)		51		50,404
Dealer Tire Financial, LLC 9.118% (SOFR 1 Month + 4.50%), 12/14/2027(r)		25		25,175
9.118% (SOFR 3 Month + 4.50%), 12/14/2027(r)		14		13,540

				89,119

Consumer Cyclical - Other – 0.0%
Caesars Entertainment, Inc. 7.968% (SOFR 1 Month + 3.25%), 02/06/2030(r)		50		49,882

54 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
Great Outdoors Group, LLC 8.385% (LIBOR 1 Month + 3.75%), 03/06/2028(r)	U.S.$	51	$50,063
Restoration Hardware, Inc. 7.968% (SOFR 1 Month + 3.25%), 10/20/2028(r)		60	57,830

			107,893

Consumer Non-Cyclical – 0.1%
Kronos Acquisition Holdings, Inc. 8.703% (LIBOR 3 Month + 3.75%), 12/22/2026(r)		78	76,113
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 8.575% (LIBOR 3 Month + 3.75%), 11/16/2025(r)		96	91,412
PetSmart LLC 8.468% (SOFR 1 Month + 3.75%), 02/11/2028(r)		197	196,303
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 9.885% (LIBOR 1 Month + 5.25%), 12/15/2027(r)		167	155,901

			519,729

Energy – 0.1%
GIP II Blue Holding, L.P. 9.230% (LIBOR 3 Month + 4.50%), 09/29/2028(r)		117	116,788
Parkway Generation, LLC 9.900% (SOFR 3 Month + 4.75%), 02/18/2029(r)		115	113,249

			230,037

Other Industrial – 0.0%
American Tire Distributors, Inc. 11.068% (LIBOR 3 Month + 6.25%), 10/20/2028(r)		94	85,897
Rockwood Service Corporation 8.885% (LIBOR 1 Month + 4.25%), 01/23/2027(r)		9	9,058

			94,955

Services – 0.0%
Amentum Government Services Holdings LLC 8.170% (LIBOR 3 Month + 4.00%), 01/29/2027(r)		10	9,616
8.635% (LIBOR 1 Month + 4.00%), 01/29/2027(r)		29	28,880

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Verscend Holding Corp. 8.635% (LIBOR 1 Month + 4.00%), 08/27/2025(r)	U.S.$	87	$87,079

			125,575

Technology – 0.2%
Ascend Learning, LLC 10.385% (LIBOR 1 Month + 5.75%), 12/10/2029(r)		60	52,013
Banff Guarantor, Inc. 10.135% (LIBOR 1 Month + 5.50%), 02/27/2026(r)		40	38,875
Boxer Parent Company, Inc. 8.385% (LIBOR 1 Month + 3.75%), 10/02/2025(r)		162	159,563
Endurance International Group Holdings, Inc. 8.072% (LIBOR 1 Month + 3.50%), 02/10/2028(r)		175	161,853
FINThrive Software Intermediate Holdings, Inc. 11.385% (LIBOR 1 Month + 6.75%), 12/17/2029(r)		40	27,800
Loyalty Ventures, Inc. 11.250% (PRIME 3 Month + 3.50%), 11/03/2027(r)		144	43,278
Peraton Corp. 8.385% (LIBOR 1 Month + 3.75%), 02/01/2028(r)		64	63,281
Presidio Holdings, Inc. 8.218% (SOFR 1 Month + 3.50%), 01/22/2027(r)		2	1,679
8.326% (SOFR 3 Month + 3.50%), 01/22/2027(r)		40	40,297
Veritas US, Inc. 9.730% (LIBOR 3 Month + 5.00%), 09/01/2025(r)		219	171,187

			759,826

			3,049,299

Utility – 0.0%
Electric – 0.0%
Granite Generation LLC 8.385% (LIBOR 1 Month + 3.75%), 11/09/2026(r)		194	185,188

Total Bank Loans (cost $3,776,017)			3,506,503

56 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 0.7%
Industrial – 0.6%
Basic – 0.2%
Braskem Idesa SAPI 7.45%, 11/15/2029(e)	U.S.$	200	$154,500
CSN Inova Ventures 6.75%, 01/28/2028(a)(e)		219	207,992
Eldorado Gold Corp. 6.25%, 09/01/2029(a)(e)		46	40,449
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(e)		250	244,375
Stillwater Mining Co. 4.50%, 11/16/2029(e)		200	164,287
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(e)		201	164,104
Volcan Cia Minera SAA 4.375%, 02/11/2026(e)		40	31,050

			1,006,757

Capital Goods – 0.1%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		90	85,682
6.95%, 01/17/2028(e)		200	198,246
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(e)		127	381

			284,309

Communications - Telecommunications – 0.0%
C&W Senior Financing DAC 6.875%, 09/15/2027(e)		200	180,200
Digicel Group Holdings Ltd. 7.00%, 03/16/2023(g)(h)(j)		9	759

			180,959

Consumer Cyclical - Other – 0.1%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(e)		200	165,000
Wynn Macau Ltd. 5.50%, 10/01/2027(e)		214	185,110

			350,110

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(e)		210	182,343
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(e)		33	30,236

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 57

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027	U.S.$	200	$180,248
5.125%, 05/09/2029(a)		200	177,032
Tonon Luxembourg SA 6.50%, 10/31/2024(b)(d)(h)(q)		5	1
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(b)(c)(d)(f)(h)		434	43

			569,903

Energy – 0.1%
Leviathan Bond Ltd. 5.75%, 06/30/2023(e)		18	17,876
6.50%, 06/30/2027(e)		109	103,336
Peru LNG SRL 5.375%, 03/22/2030(e)		217	171,702

			292,914

Technology – 0.0%
CA Magnum Holdings 5.375%, 10/31/2026(e)		200	182,500

			2,867,452

Utility – 0.1%
Electric – 0.1%
Investment Energy Resources Ltd. 6.25%, 04/26/2029(e)		270	241,144
Terraform Global Operating LP 6.125%, 03/01/2026(h)		12	11,508

			252,652

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(e)(g)		121	3,564

Total Emerging Markets - Corporate Bonds (cost $3,656,887)			3,123,668

COLLATERALIZED LOAN OBLIGATIONS – 0.5%
CLO - Floating Rate – 0.5%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 6.792% (LIBOR 3 Month + 2.00%), 04/17/2033(e)(o)		270	257,028
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 11.095% (LIBOR 3 Month + 6.30%), 07/18/2030(e)(o)		250	215,250

58 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dryden 78 CLO Ltd. Series 2020-78A, Class C 6.742% (LIBOR 3 Month + 1.95%), 04/17/2033(e)(o)	U.S.$	250	$238,981
Dryden 98 CLO Ltd. Series 2022-98A, Class E 11.03% (SOFR + 6.40%), 04/20/2035(e)(o)		250	224,783
Elmwood CLO VIII Ltd. Series 2021-1A, Class E1 10.80% (LIBOR 3 Month + 6.00%), 01/20/2034(e)(o)		150	134,689
Elmwood CLO XII Ltd. Series 2021-5A, Class E 11.15% (LIBOR 3 Month + 6.35%), 01/20/2035(e)(o)		250	224,861
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 7.916% (LIBOR 3 Month + 3.10%), 01/24/2033(e)(o)		263	241,934
Rad CLO 11 Ltd. Series 2021-11A, Class E 11.042% (LIBOR 3 Month + 6.25%), 04/15/2034(e)(o)		250	224,549
Regatta XIX Funding Ltd. Series 2022-1A, Class E 11.519% (SOFR + 6.88%), 04/20/2035(e)(o)		250	227,080
Rockford Tower CLO Ltd. Series 2017-2A, Class DR 7.642% (LIBOR 3 Month + 2.85%), 10/15/2029(e)(o)		306	282,025
Trimaran Cavu Ltd. Series 2019-1A, Class E 11.848% (LIBOR 3 Month + 7.04%), 07/20/2032(e)(o)		250	221,756
Voya CLO Ltd. Series 2019-1A, Class DR 7.642% (LIBOR 3 Month + 2.85%), 04/15/2031(e)(o)		109	97,806

Total Collateralized Loan Obligations (cost $2,840,402)			2,590,742

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 59

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Risk Share Floating Rate – 0.4%
Bellemeade Re Ltd. Series 2019-3A, Class M1C 6.567% (LIBOR 1 Month + 1.95%), 07/25/2029(e)(o)	U.S.$	164	$163,707
Eagle Re Ltd. Series 2018-1, Class M2 7.617% (LIBOR 1 Month + 3.00%), 11/25/2028(e)(o)		150	150,925
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class B 13.417% (LIBOR 1 Month + 8.80%), 03/25/2028(o)		789	801,188
Series 2016-HQA3, Class M3 8.467% (LIBOR 1 Month + 3.85%), 03/25/2029(o)		214	222,692
Series 2020-DNA1, Class M2 6.317% (LIBOR 1 Month + 1.70%), 01/25/2050(e)(o)		59	59,283
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C02, Class 1M2 8.617% (LIBOR 1 Month + 4.00%), 05/25/2025(o)		47	48,021
Series 2015-C03, Class 1M2 9.617% (LIBOR 1 Month + 5.00%), 07/25/2025(o)		2	2,489
Series 2015-C04, Class 2M2 10.167% (LIBOR 1 Month + 5.55%), 04/25/2028(o)		102	106,149
Series 2016-C01, Class 2M2 11.567% (LIBOR 1 Month + 6.95%), 08/25/2028(o)		49	51,418
Series 2016-C04, Class 1B 14.867% (LIBOR 1 Month + 10.25%), 01/25/2029(o)		197	213,406
Series 2017-C01, Class 1B1 10.367% (LIBOR 1 Month + 5.75%), 07/25/2029(o)		27	29,587
Series 2017-C03, Class 1B1 9.467% (LIBOR 1 Month + 4.85%), 10/25/2029(o)		27	28,907
Series 2017-C05, Class 1B1 8.217% (LIBOR 1 Month + 3.60%), 01/25/2030(o)		27	28,507

60 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-C01, Class 1B1 8.167% (LIBOR 1 Month + 3.55%), 07/25/2030(o)	U.S.$	86	$90,089
Traingle Re Ltd. Series 2020-1, Class M2 10.217% (LIBOR 1 Month + 5.60%), 10/25/2030(e)(o)		69	69,528

			2,065,896

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 5.04%, 05/28/2035		83	75,712

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/2036		9	4,836
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		9	3,950

			8,786

Total Collateralized Mortgage Obligations (cost $2,182,037)			2,150,394

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Mexico – 0.1%
Petroleos Mexicanos 6.49%, 01/23/2027		51	46,288
6.50%, 01/23/2029		41	35,383
6.75%, 09/21/2047		182	117,226
6.95%, 01/28/2060		31	19,864

			218,761

Ukraine – 0.0%
State Agency of Roads of Ukraine 6.25%, 06/24/2030(h)		324	56,153

United Arab Emirates – 0.0%
DP World Crescent Ltd. 3.875%, 07/18/2029(e)		220	204,366

Total Quasi-Sovereigns (cost $778,034)			479,280

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 61

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Colombia – 0.1%
Colombia Government International Bond 4.125%, 05/15/2051	U.S.$	200	$116,350
5.625%, 02/26/2044		200	143,300

			259,650

Mexico – 0.0%
Mexico Government International Bond 2.659%, 05/24/2031		238	192,066

Total Governments - Sovereign Bonds (cost $490,817)			451,716

		Shares
PREFERRED STOCKS – 0.1%
Industrials – 0.1%
Auto Components – 0.0%
Energy Technology 0.00%(c)(d)		117	84,825

Energy Equipment & Services – 0.0%
Gulfport Energy Corp. 10.00%(c)		10	45,000

Industrial Conglomerates – 0.1%
WESCO International, Inc. Series A 10.625%		3,350	92,694

			222,519

Consumer Discretionary – 0.0%
Household Durables – 0.0%
Hovnanian Enterprises, Inc. 7.625%		1,190	22,610

Total Preferred Stocks (cost $192,999)			245,129

		Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.1%
Non-Agency Floating Rate CMBS – 0.1%
DBWF Mortgage Trust Series 2018-GLKS, Class E 7.716% (LIBOR 1 Month + 3.12%), 12/19/2030(e)(o)	U.S.$	100	98,182

62 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Morgan Stanley Capital I Trust Series 2019-BPR, Class E 9.588% (LIBOR 1 Month + 5.00%), 05/15/2036(e)(o)	U.S.$	39		$32,426

				130,608

Non-Agency Fixed Rate CMBS – 0.0%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.48%, 07/10/2047(e)		35		31,162
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.055%, 01/10/2047(e)		28		10,627
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 4.883%, 01/15/2047(e)		71		65,492

				107,281

Total Commercial Mortgage-Backed Securities (cost $259,620)				237,889

EMERGING MARKETS—TREASURIES – 0.0%
Russia – 0.0%
Russian Federal Bond – OFZ Series 6212 7.05%, 01/19/2028(c) (cost $356,293)	RUB	23,770		15,836

		Shares
RIGHTS – 0.0%
Real Estate – 0.0%
Equity Real Estate Investment Trusts (REITs) – 0.0%
Link REIT, expiring 03/16/2023(b)(c)(d) (cost $0)		5,091		4,800

		Principal Amount (000)
MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 2006 5.00%, 01/01/2036 (cost $82)	U.S.$	0	**	76

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 63

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

WARRANTS – 0.0%
Diversified – 0.0%
Special Purpose Acquisition Company – 0.0%
CWT Travel Holdings, Inc., A-CW26, expiring 11/19/2026(b)(c)(d)		1,052	$	– 0	–
CWT Travel Holdings, Inc., B-CW28, expiring 11/19/2028(b)(c)(d)		1,108		– 0	–

Total Warrants (cost $0)				– 0	–

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 26.6%
U.S. Treasury Bills – 15.9%
United States – 15.9%
U.S. Treasury Bill Zero Coupon, 04/13/2023(n)	U.S.$	1,716		1,706,310
Zero Coupon, 05/18/2023		73,440		72,699,297

Total U.S. Treasury Bills (cost $74,407,104)				74,405,607

		Shares
Investment Companies – 10.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.40%(p)(s)(t) (cost $50,164,665)		50,164,665		50,164,665

Total Investments Before Security Lending Collateral for Securities Loaned – 98.5% (cost $445,803,864)				461,807,585

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.40%(p)(s)(t) (cost $2,945,681)		2,945,681		2,945,681

Total Investments – 99.1% (cost $448,749,545)				464,753,266
Other assets less liabilities – 0.9%				4,284,374

Net Assets – 100.0%				$469,037,640

64 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	109	March 2023	$8,629,919	$(192,793)
10 Yr Canadian Bond Futures	29	March 2023	2,588,853	(66,568)
10 Yr Canadian Bond Futures	116	June 2023	10,327,358	36,249
10 Yr Japan Bond (OSE) Futures	21	March 2023	22,618,707	(261,532)
Euro Buxl 30 Yr Bond Futures	40	March 2023	5,681,116	(1,146,482)
Euro STOXX 50 Index Futures	161	March 2023	7,232,201	301,883
Euro-BOBL Futures	44	March 2023	5,360,337	(209,396)
Euro-Bund Futures	90	March 2023	12,652,097	(783,731)
Euro-Schatz Futures	64	March 2023	7,106,388	(118,015)
FTSE 100 Index Futures	15	March 2023	1,418,431	17,242
FTSE KLCI Futures	79	March 2023	1,265,760	(10,678)
FTSE Taiwan Index Futures	33	March 2023	1,783,650	(12,162)
FTSE/JSE Top 40 Futures	16	March 2023	624,701	(25,138)
Hang Seng Index Futures	29	March 2023	3,646,890	(122,051)
Long Gilt Futures	116	June 2023	13,947,476	(98,424)
MSCI Emerging Markets Futures	626	March 2023	30,138,770	(608,873)
OMXS 30 Index Futures	87	March 2023	19,383,600	(6,902)
S&P Mid 400 E-Mini Futures	24	March 2023	6,247,680	213,180
S&P/TSX 60 Index Futures	8	March 2023	1,426,574	(16,499)
SPI 200 Futures	11	March 2023	1,331,972	(31,997)
TOPIX Index Futures	56	March 2023	8,205,354	118,896
U.S. Long Bond (CBT) Futures	11	June 2023	1,377,406	(11,735)
U.S. T-Note 2 Yr (CBT) Futures	83	June 2023	16,909,305	(46,114)
U.S. T-Note 5 Yr (CBT) Futures	197	June 2023	21,089,774	(144,924)
U.S. T-Note 10 Yr (CBT) Futures	4	March 2023	444,688	431
U.S. T-Note 10 Yr (CBT) Futures	287	June 2023	32,045,344	(63,192)
U.S. Ultra Bond (CBT) Futures	219	June 2023	29,578,687	(18,362)
Sold Contracts
10 Yr Australian Bond Futures	34	March 2023	2,691,901	118,189
10 Yr Canadian Bond Futures	29	March 2023	2,588,853	69,205
10 Yr Canadian Bond Futures	24	June 2023	2,136,695	(7,601)
10 Yr Mini Japan Government Bond Futures	41	March 2023	4,417,238	44,718
Euro Buxl 30 Yr Bond Futures	15	March 2023	2,130,419	419,151
Euro STOXX 50 Index Futures	62	March 2023	2,785,071	(117,980)
Euro-Bund Futures	27	March 2023	3,795,629	96,685
FTSE 100 Index Futures	12	March 2023	1,134,744	(52,428)
Long Gilt Futures	26	June 2023	3,126,158	21,600
MSCI Singapore IX ETS Futures	223	March 2023	4,856,239	78,488
OMXS 30 Index Futures	3	March 2023	63,852	714
S&P 500 E-Mini Futures	206	March 2023	40,947,650	28,173
S&P/TSX 60 Index Futures	11	March 2023	1,961,539	31,736
SGX Nifty 50 Futures	20	March 2023	695,960	22,587
SPI 200 Futures	27	March 2023	3,269,385	(24,251)
TOPIX Index Futures	8	March 2023	1,172,193	(31,593)
U.S. 10 Yr Ultra Futures	11	June 2023	1,289,063	3,555
U.S. T-Note 2 Yr (CBT) Futures	56	June 2023	11,408,687	25,303
U.S. T-Note 5 Yr (CBT) Futures	26	June 2023	2,783,422	5,225
U.S. T-Note 10 Yr (CBT) Futures	4	March 2023	444,688	15,243
U.S. T-Note 10 Yr (CBT) Futures	149	June 2023	16,636,781	6,825

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 65

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
U.S. Ultra Bond (CBT) Futures	45	June 2023	$6,077,813	$4,429
WIG 20 Index Futures	162	March 2023	1,348,134	58,916

				$(2,490,798)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	CHF	1,187	USD	1,288	03/01/2023	$27,492
Bank of America, NA	INR	134,346	USD	1,646	03/16/2023	21,873
Bank of America, NA	TWD	56,146	USD	1,852	03/16/2023	22,758
Bank of America, NA	USD	1,255	INR	104,420	03/16/2023	7,379
Bank of America, NA	USD	1,258	MXN	23,914	03/16/2023	45,454
Bank of America, NA	CLP	595,467	USD	717	03/17/2023	(1,131)
Bank of America, NA	PEN	27,220	USD	7,099	03/17/2023	(66,721)
Bank of America, NA	USD	521	CLP	415,516	03/17/2023	(19,750)
Bank of America, NA	USD	2,571	COP	12,278,189	03/17/2023	(52,409)
Bank of America, NA	USD	923	GBP	763	03/24/2023	(5,198)
Bank of America, NA	CAD	3,450	USD	2,579	03/30/2023	49,571
Bank of America, NA	USD	5,587	CAD	7,446	03/30/2023	(129,099)
Bank of America, NA	AUD	778	USD	543	04/13/2023	18,684
Bank of America, NA	IDR	26,859,940	USD	1,781	04/13/2023	20,824
Bank of America, NA	IDR	18,716,207	USD	1,225	04/13/2023	(922)
Bank of America, NA	USD	1,221	IDR	18,340,920	04/13/2023	(19,237)
Bank of America, NA	USD	511	NZD	814	04/20/2023	(7,505)
Bank of America, NA	USD	959	ZAR	17,390	04/20/2023	(15,646)
Bank of America, NA	ZAR	23,626	USD	1,310	04/20/2023	28,837
Bank of America, NA	NOK	33,480	USD	3,337	04/21/2023	104,588
Bank of America, NA	SEK	16,858	USD	1,622	04/21/2023	7,118
Bank of America, NA	KRW	866,022	USD	675	04/26/2023	17,649
Bank of America, NA	USD	1,197	KRW	1,471,158	04/26/2023	(80,959)
Bank of America, NA	CZK	30,399	USD	1,381	04/27/2023	17,081
Bank of America, NA	PHP	169,379	USD	3,083	04/27/2023	34,920
Bank of America, NA	USD	513	HUF	188,227	04/27/2023	4,214
Bank of America, NA	USD	668	PHP	37,006	04/27/2023	(1,905)
Bank of America, NA	USD	2,451	JPY	318,572	04/28/2023	(92,029)
Bank of America, NA	EUR	3,617	USD	3,850	05/11/2023	8,709
Bank of America, NA	USD	5,864	EUR	5,509	05/11/2023	(14,248)
Barclays Bank PLC	USD	5,817	CHF	5,453	03/01/2023	(28,103)
Barclays Bank PLC	MYR	11,961	USD	2,714	03/16/2023	45,196
Barclays Bank PLC	USD	2,724	INR	227,027	03/16/2023	20,661
Barclays Bank PLC	USD	2,993	MXN	56,533	03/16/2023	89,039
Barclays Bank PLC	USD	2,914	MYR	12,752	03/16/2023	(68,538)
Barclays Bank PLC	USD	693	TWD	20,705	03/16/2023	(18,188)
Barclays Bank PLC	COP	4,123,462	USD	844	03/17/2023	(2,387)
Barclays Bank PLC	USD	1,008	GBP	843	03/24/2023	6,827
Barclays Bank PLC	USD	1,419	GBP	1,173	03/24/2023	(7,629)
Barclays Bank PLC	AUD	2,140	USD	1,442	04/13/2023	(363)
Barclays Bank PLC	USD	714	AUD	1,028	04/13/2023	(21,367)
Barclays Bank PLC	NZD	4,431	USD	2,810	04/20/2023	70,106

66 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	NOK	20,684	USD	2,025	04/21/2023	$28,485
Barclays Bank PLC	SEK	20,475	USD	1,967	04/21/2023	5,859
Barclays Bank PLC	USD	2,539	NOK	26,318	04/21/2023	1,343
Barclays Bank PLC	USD	602	SEK	6,301	04/21/2023	1,751
Barclays Bank PLC	USD	1,816	SEK	18,853	04/21/2023	(9,840)
Barclays Bank PLC	USD	7	KRW	9,048	04/26/2023	(471)
Barclays Bank PLC	USD	3,456	PHP	189,328	04/27/2023	(48,448)
Barclays Bank PLC	USD	589	JPY	76,576	04/28/2023	(22,397)
Barclays Bank PLC	CHF	5,453	USD	5,870	05/24/2023	29,334
Deutsche Bank AG	INR	57,591	USD	694	03/16/2023	(2,234)
Deutsche Bank AG	MXN	16,773	USD	878	03/16/2023	(36,016)
Deutsche Bank AG	TWD	29,226	USD	954	03/16/2023	1,747
Deutsche Bank AG	USD	2,669	MXN	49,364	03/16/2023	22,314
Deutsche Bank AG	USD	2,916	TWD	87,792	03/16/2023	(56,768)
Deutsche Bank AG	USD	639	COP	3,122,358	03/17/2023	1,415
Deutsche Bank AG	USD	1,137	PEN	4,375	03/17/2023	15,037
Deutsche Bank AG	GBP	1,091	USD	1,331	03/24/2023	17,894
Deutsche Bank AG	GBP	699	USD	841	03/24/2023	(540)
Deutsche Bank AG	USD	1,093	AUD	1,585	04/13/2023	(25,039)
Deutsche Bank AG	USD	3,538	IDR	53,790,004	04/13/2023	(14,241)
Deutsche Bank AG	CNH	14,183	USD	2,040	04/20/2023	(7,347)
Deutsche Bank AG	CZK	22,708	USD	1,033	04/27/2023	13,690
Deutsche Bank AG	HUF	207,479	USD	569	04/27/2023	(313)
Goldman Sachs Bank USA	CHF	4,266	USD	4,641	03/01/2023	111,927
Goldman Sachs Bank USA	MXN	19,906	USD	1,037	03/16/2023	(48,301)
Goldman Sachs Bank USA	USD	2,253	GBP	1,865	03/24/2023	(9,025)
Goldman Sachs Bank USA	USD	768	BRL	4,011	04/04/2023	(6,877)
Goldman Sachs Bank USA	USD	541	AUD	778	04/13/2023	(17,171)
Goldman Sachs Bank USA	CNH	16,340	USD	2,404	04/20/2023	45,380
Goldman Sachs Bank USA	USD	2,992	HUF	1,093,605	04/27/2023	9,964
Goldman Sachs Bank USA	JPY	210,215	USD	1,556	04/28/2023	(916)
JPMorgan Chase Bank, NA	TWD	52,351	USD	1,737	03/16/2023	31,653
JPMorgan Chase Bank, NA	USD	671	INR	55,667	03/16/2023	2,022
JPMorgan Chase Bank, NA	USD	828	PEN	3,205	03/17/2023	15,533
JPMorgan Chase Bank, NA	USD	991	GBP	798	03/24/2023	(30,318)
JPMorgan Chase Bank, NA	IDR	8,275,341	USD	551	04/13/2023	9,010
JPMorgan Chase Bank, NA	USD	808	NZD	1,311	04/20/2023	3,084
JPMorgan Chase Bank, NA	SEK	23,790	USD	2,276	04/21/2023	(3,085)
JPMorgan Chase Bank, NA	PHP	56,955	USD	1,048	04/27/2023	22,693
JPMorgan Chase Bank, NA	USD	1,348	JPY	179,013	04/28/2023	(22,757)
Morgan Stanley Capital Services, Inc.	MYR	3,970	USD	910	03/16/2023	24,064
Morgan Stanley Capital Services, Inc.	IDR	105,073	USD	7	04/13/2023	(24)
State Street Bank & Trust Co.	THB	176,789	USD	5,243	03/23/2023	230,134
State Street Bank & Trust Co.	USD	814	THB	26,504	03/23/2023	(62,428)
State Street Bank & Trust Co.	GBP	106	USD	128	03/24/2023	768
State Street Bank & Trust Co.	USD	100	GBP	82	03/24/2023	(1,342)
State Street Bank & Trust Co.	CAD	111	USD	83	03/30/2023	1,610
State Street Bank & Trust Co.	USD	514	CAD	689	03/30/2023	(9,265)
State Street Bank & Trust Co.	DKK	4,306	USD	633	04/21/2023	18,960
State Street Bank & Trust Co.	USD	0	***	SEK	0	***	04/21/2023	– 0	–

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 67

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	PLN	4,141	USD	949	04/27/2023	$21,912
State Street Bank & Trust Co.	USD	255	EUR	238	05/11/2023	(1,338)
UBS AG	CLP	1,460,653	USD	1,759	03/17/2023	(2,987)

						$263,741

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
CNY	36,260	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly	$(4,486)	$	– 0	–	$(4,486)
CNY	107,914	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly	1,898		– 0	–	1,898
CNY	109,516	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly	8,639		– 0	–	8,639
CHF	590	11/19/2031	1 Day SARON	0.100%	Annual	(93,527)		– 0	–	(93,527)
CHF	480	08/22/2032	1 Day SARON	1.365%	Annual	(23,313)		– 0	–	(23,313)
SEK	8,324	09/27/2032	3.115%	3 Month STIBOR	Annual/ Quarterly	4,938		– 0	–	4,938
NOK	5,628	10/03/2032	6 Month NIBOR	3.568%	Semi-Annual/ Annual	(740)		– 0	–	(740)
NOK	5,290	12/05/2032	6 Month NIBOR	3.245%	Semi-Annual/ Annual	(15,662)		– 0	–	(15,662)
CHF	500	12/05/2032	1 Day SARON	1.550%	Annual	(17,840)		– 0	–	(17,840)
SEK	4,720	12/23/2032	2.948%	3 Month STIBOR	Annual/ Quarterly	12,171		– 0	–	12,171
NOK	6,780	01/06/2033	6 Month NIBOR	3.175%	Semi-Annual/ Annual	(22,309)		– 0	–	(22,309)
NOK	14,462	01/20/2033	6 Month NIBOR	2.843%	Semi-Annual/ Annual	(86,226)		– 0	–	(86,226)
CHF	546	01/20/2033	1 Day SARON	1.503%	Annual	(22,932)		– 0	–	(22,932)
CHF	509	02/01/2033	1 Day SARON	1.716%	Annual	(11,012)		– 0	–	(11,012)
NZD	1,082	02/08/2033	3 Month BKBM	4.101%	Quarterly/ Semi-Annual	(31,922)		– 0	–	(31,922)

						$(302,323)	$	– 0	–	$(302,323)

68 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-EM Series 38, 5 Year Index, 12/20/2027*	(1.00)%	Quarterly	2.40%	USD	2,400	$131,519	$127,418	$4,101
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	(5.00)	Quarterly	4.61	USD	4,360	(106,819)	(101,793)	(5,026)
iTraxx Xover Series 38, 5 Year Index, 12/20/2027*	(5.00)	Quarterly	4.13	EUR	1,130	(51,713)	(39,172)	(12,541)
Sale Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00	Quarterly	4.61	USD	9,810	240,343	(348,698)	589,041
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00	Quarterly	4.61	USD	4,850	118,825	101,933	16,892
iTraxx Xover Series 38, 5 Year Index, 12/20/2027*	5.00	Quarterly	4.13	EUR	2,900	132,446	(118,144)	250,590
Republic of South Africa, 5.875%, 09/16/2025, 12/20/2027*	1.00	Quarterly	2.55	USD	300	(18,570)	(21,528)	2,958

						$446,031	$(399,984)	$846,015

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)%	Monthly	7.50%	USD	590	$230,919	$181,453	$49,466
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	(3.00)	Monthly	7.50	USD	545	104,517	86,618	17,899

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 69

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	7.50%	USD	18	$(6,941)	$(8,303)	$1,362
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	303	(118,727)	(49,346)	(69,381)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,567	(491,998)	(235,063)	(256,935)
Deutsche Bank AG
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	904	(353,720)	(150,149)	(203,571)
Goldman Sachs International
Avis Budget Group, Inc., 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	0.84	USD	50	2,143	520	1,623
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	3	(1,335)	(1,595)	260
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	3	(1,335)	(1,595)	260
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	21	(8,276)	(9,131)	855
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	7	(2,669)	(3,121)	452
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	21	(8,276)	(8,440)	164
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	20	(8,009)	(8,120)	111
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	22	(8,542)	(8,610)	68
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	23	(8,810)	(8,827)	17

						$(681,059)	$(223,709)	$(457,350)

*	Termination date

70 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	1 Day SOFR	Maturity	USD	87,115		05/01/2023	$(1,806,982)
Goldman Sachs International
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1 TRI	3 Month EURIBOR	Maturity	EUR	538		03/20/2023	29,248
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	63		07/15/2025	(55)
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	58		07/15/2025	(51)
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	54		07/15/2025	(47)
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	40		07/15/2025	24
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	37		07/15/2025	(25)
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	32		07/15/2025	(9)
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	25		07/15/2025	62
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	23		07/15/2025	58
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	22		07/15/2025	38
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	17		07/15/2025	(13)
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	16		07/15/2025	(10)
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	15		07/15/2025	3
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	12		07/15/2025	(5)
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	9		07/15/2025	2
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	7		07/15/2025	4
Mediclinic International PLC	SONIA plus 0.35%	Maturity	GBP	2		07/15/2025	7
Merrill Lynch International
Bloomberg Commodity Index	0.00%	Maturity	USD	0	****	03/15/2023	(1,630,406)
Morgan Stanley Capital Services LLC
KOSPI 200 Futures	0.00%	Maturity	KRW	710,550		03/09/2023	4,554

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 71

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
UBS AG
Russell 2000 Total Return Index	OBFR plus 0.05%	Maturity	USD	6,494	06/15/2023	$376,931

Pay Total Return on Reference Obligation
Goldman Sachs International
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	192	07/15/2025	50,753
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	192	07/15/2025	47,939
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	150	07/15/2025	37,707
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	144	07/15/2025	34,293
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	139	07/15/2025	25,198
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	119	07/15/2025	31,574
Columbia Banking System, Inc.	SOFR minus 0.34%	Maturity	USD	101	07/15/2025	17,736
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	85	07/15/2025	5,379
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	78	07/15/2025	15,465
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	73	07/15/2025	4,602
Columbia Banking System, Inc.	SOFR minus 0.35%	Maturity	USD	58	07/15/2025	8,390
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	57	07/15/2025	13,607
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	48	07/15/2025	8,030
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	44	07/15/2025	6,242
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	37	07/15/2025	9,033
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	25	07/15/2025	974
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	25	07/15/2025	5,824
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	19	07/15/2025	985
Columbia Banking System, Inc.	SOFR minus 0.33%	Maturity	USD	19	07/15/2025	3,777
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	7	07/15/2025	357
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	6	07/15/2025	1,710
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	5	07/15/2025	1,304
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	1	07/15/2025	61

72 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	1		07/15/2025	$192
Columbia Banking System, Inc.	SOFR minus 0.33%	Maturity	USD	1		07/15/2025	158
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	1		07/15/2025	172
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	0	****	07/15/2025	18
Columbia Banking System, Inc.	SOFR minus 0.32%	Maturity	USD	0	****	07/15/2025	56
JPMorgan Chase Bank, NA
Agnico Eagle Mines Ltd.	OBFR plus 4.27%	Maturity	USD	484		08/14/2023	2,936
B2Gold Corp.	CDOR minus 4.22%	Maturity	CAD	17		08/14/2023	(14)
B2Gold Corp.	CDOR minus 4.22%	Maturity	CAD	10		08/14/2023	(247)
B2Gold Corp.	CDOR plus 3.75%	Maturity	CAD	0	****	08/14/2023	(5)
B2Gold Corp.	CDOR minus 4.22%	Maturity	CAD	0	****	08/14/2023	(3)
B2Gold Corp.	CDOR minus 4.22%	Maturity	CAD	0	****	08/14/2023	(1)
Broadcom, Inc.	OBFR minus 0.28%	Maturity	USD	403		08/14/2023	(14,641)
Broadcom, Inc.	OBFR minus 0.28%	Maturity	USD	250		08/14/2023	(8,209)
Broadcom, Inc.	OBFR minus 0.28%	Maturity	USD	146		08/14/2023	(6,412)
Broadcom, Inc.	OBFR minus 0.28%	Maturity	USD	123		08/14/2023	(3,038)
Broadcom, Inc.	OBFR minus 0.28%	Maturity	USD	14		08/14/2023	(272)
Globus Medical, Inc.	OBFR minus 0.29%	Maturity	USD	104		08/14/2023	2,731
Globus Medical, Inc.	OBFR minus 0.29%	Maturity	USD	101		08/14/2023	1,984
Globus Medical, Inc.	OBFR minus 0.29%	Maturity	USD	45		08/14/2023	675
Globus Medical, Inc.	OBFR minus 0.29%	Maturity	USD	40		08/14/2023	793
Globus Medical, Inc.	OBFR minus 0.29%	Maturity	USD	27		08/14/2023	840
Globus Medical, Inc.	OBFR minus 0.29%	Maturity	USD	9		08/14/2023	(26)
Globus Medical, Inc.	OBFR minus 0.29%	Maturity	USD	3		08/14/2023	64
ICE U.S. Dollar Index	OBFR minus 0.28%	Maturity	USD	65		08/14/2023	494
ICE U.S. Dollar Index	OBFR minus 0.28%	Maturity	USD	60		08/14/2023	1,457

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 73

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
ICE U.S. Dollar Index	OBFR minus 0.28%	Maturity	USD	50	08/14/2023	$(1,426)
ICE U.S. Dollar Index	OBFR minus 0.28%	Maturity	USD	46	08/14/2023	1,078
ICE U.S. Dollar Index	OBFR minus 0.28%	Maturity	USD	37	08/14/2023	(673)
ICE U.S. Dollar Index	OBFR minus 0.78%	Maturity	USD	31	08/14/2023	119
ICE U.S. Dollar Index	OBFR minus 0.28%	Maturity	USD	7	08/14/2023	(120)
ICE U.S. Dollar Index	OBFR minus 0.28%	Maturity	USD	5	08/14/2023	(88)
MaxLinear, Inc.	OBFR minus 0.30%	Maturity	USD	130	08/14/2023	38,919
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	25	08/14/2023	178
Novozymes A/S	CIBOR minus 0.50%	Maturity	DKK	315	08/15/2023	2,470
Novozymes A/S	CIBOR minus 0.50%	Maturity	DKK	281	08/15/2023	2,169
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	274	08/15/2023	1,940
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	225	08/15/2023	686
Novozymes A/S	CIBOR minus 0.50%	Maturity	DKK	223	08/15/2023	1,262
Novozymes A/S	CIBOR minus 0.50%	Maturity	DKK	212	08/15/2023	1,457
Novozymes A/S	CIBOR minus 0.50%	Maturity	DKK	187	08/15/2023	976
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	176	08/15/2023	878
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	143	08/15/2023	424
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	141	08/15/2023	737
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	111	08/15/2023	970
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	91	08/15/2023	693
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	80	08/15/2023	436
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	58	08/15/2023	79
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	40	08/15/2023	285
Novozymes A/S	CIBOR minus 0.50%	Maturity	DKK	31	08/15/2023	178
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	12	08/15/2023	79

74 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	12	08/15/2023	$66
Novozymes A/S	CIBOR minus 0.50%	Maturity	DKK	6	08/15/2023	42
Novozymes A/S	CIBOR minus 0.50%	Maturity	DKK	3	08/15/2023	16
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	2	08/15/2023	19
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	2	08/15/2023	9
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	1,003	10/18/2023	7,091
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	508	10/18/2023	3,053
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	298	10/18/2023	2,224
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	130	10/18/2023	1,003
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	12	10/18/2023	27
Novozymes A/S	CIBOR minus 0.45%	Maturity	DKK	1	10/18/2023	5
Pan American Silver Corp.	OBFR plus 4.00%	Maturity	USD	663	08/14/2023	61,478
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	29	08/14/2023	722
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	16	08/14/2023	200
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	7	08/14/2023	75
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	4	08/14/2023	(3)
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	2	08/14/2023	11
Provident Financial Services, Inc.	OBFR minus 0.29%	Maturity	USD	1	08/14/2023	7
Morgan Stanley Capital Services LLC
IBOVESPA Futures	0.00%	Maturity	BRL	3,291	04/12/2023	24,188
IBOVESPA Futures	0.00%	Maturity	BRL	3,079	04/12/2023	19,682
Provident Financial Services, Inc.	FedFundEffective minus 0.28%	Maturity	USD	29	10/18/2023	601
Provident Financial Services, Inc.	FedFundEffective minus 0.28%	Maturity	USD	19	10/18/2023	785
Provident Financial Services, Inc.	FedFundEffective minus 0.28%	Maturity	USD	15	10/18/2023	275
Provident Financial Services, Inc.	FedFundEffective minus 0.28%	Maturity	USD	15	10/18/2023	519
Provident Financial Services, Inc.	FedFundEffective minus 0.28%	Maturity	USD	13	10/18/2023	573
Provident Financial Services, Inc.	FedFundEffective minus 0.28%	Maturity	USD	8	10/18/2023	351

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 75

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Provident Financial Services, Inc.	FedFundEffective minus 0.29%	Maturity	USD	1		10/18/2023	$16
Provident Financial Services, Inc.	FedFundEffective minus 0.28%	Maturity	USD	0	****	10/18/2023	2
Ready Capital Corp.	FedFundEffective minus 0.28%	Maturity	USD	6		10/18/2023	(192)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	208		10/18/2023	(18,630)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	99		10/18/2023	(14,292)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	79		10/18/2023	(11,715)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 4.03%	Maturity	USD	72		10/18/2023	(6,306)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	65		10/18/2023	(5,639)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	62		10/18/2023	(4,834)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	45		10/18/2023	(6,066)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	42		10/18/2023	(5,687)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 4.03%	Maturity	USD	40		10/18/2023	(3,136)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	37		10/18/2023	(4,980)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	37		10/18/2023	(2,138)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 4.28%	Maturity	USD	35		10/18/2023	978
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	34		10/18/2023	(1,884)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 4.03%	Maturity	USD	29		10/18/2023	(1,388)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 4.03%	Maturity	USD	29		10/18/2023	(1,614)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 4.03%	Maturity	USD	29		10/18/2023	(1,432)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	26		10/18/2023	(2,853)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	22		10/18/2023	(1,325)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	17		10/18/2023	(1,442)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	14		10/18/2023	(685)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	10		10/18/2023	(591)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	8		10/18/2023	(391)

76 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	6		10/18/2023	$(424)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 4.03%	Maturity	USD	3		10/18/2023	(319)
Ritchie Bros. Auctioneers, Inc.	FedFundEffective plus 3.53%	Maturity	USD	1		10/18/2023	(77)
Swiss Market Index Futures	0.00%	Maturity	CHF	1,102		03/17/2023	5,817
Xylem, Inc.	FedFundEffective minus 0.29%	Maturity	USD	350		10/18/2023	(6,176)
Xylem, Inc.	FedFundEffective minus 0.29%	Maturity	USD	143		10/18/2023	(5,821)
Xylem, Inc.	FedFundEffective minus 0.29%	Maturity	USD	70		10/18/2023	584
Xylem, Inc.	FedFundEffective minus 0.28%	Maturity	USD	19		10/18/2023	246
Xylem, Inc.	FedFundEffective minus 0.29%	Maturity	USD	15		10/18/2023	82
Xylem, Inc.	FedFundEffective minus 0.29%	Maturity	USD	14		10/18/2023	139
Xylem, Inc.	FedFundEffective minus 0.53%	Maturity	USD	11		10/18/2023	340
Xylem, Inc.	FedFundEffective minus 0.29%	Maturity	USD	11		10/18/2023	(74)
Xylem, Inc.	FedFundEffective minus 0.28%	Maturity	USD	10		10/18/2023	473
Xylem, Inc.	FedFundEffective minus 0.29%	Maturity	USD	7		10/18/2023	109
Xylem, Inc.	FedFundEffective minus 0.28%	Maturity	USD	2		10/18/2023	73
Xylem, Inc.	FedFundEffective minus 0.28%	Maturity	USD	2		10/18/2023	55
Xylem, Inc.	FedFundEffective minus 0.29%	Maturity	USD	0	****	10/18/2023	(4)

							$(2,640,506)

**	Principal amount less than 500.

***	Contract amount less than 500.

****	Notional amount less than 500.

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At February 28, 2023, the aggregate market value of these securities amounted to $40,074,209 or 8.5% of net assets.

(f)	Defaulted matured security.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 77

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at February 28, 2023.

(h)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of February 28, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Digicel Group Holdings Ltd. 7.00%, 03/16/2023	06/19/2020	$2,022		$759		0.00%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/26/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	06/21/2019	17,967		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	04/26/2017	15		– 0	–	0.00%
State Agency of Roads of Ukraine 6.25%, 06/24/2030	06/17/2021	324,000		56,153		0.01%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018	12,000		11,508		0.00%
Tonon Luxembourg SA 6.50%, 10/31/2024	04/26/2017	2,770		1		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	03/29/2017	33,435		43		0.00%

(i)	Convertible security.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(l)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(m)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(n)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(o)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at February 28, 2023.

(p)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(q)	Defaulted.

(r)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the SOFR/PRIME or the LIBOR/SOFR/PRIME floor rate plus a spread at February 28, 2023.

(s)	Affiliated investments.

(t)	The rate shown represents the 7-day yield as of period end.

78 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CIBOR – Copenhagen Interbank Offered Rate

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

JSE – Johannesburg Stock Exchange

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OBFR – Overnight Bank Funding Rate

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

REG – Registered Shares

REIT – Real Estate Investment Trust

SARON – Swiss Average Rate Overnight

SGX – Singapore Exchange

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

WIG – Warszawski Indeks Gieldowy

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 79

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

February 28, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $395,639,199)	$411,642,920	(a)
Affiliated issuers (cost $53,110,346—including investment of cash collateral for securities loaned of $2,945,681)	53,110,346
Cash	10,324
Cash collateral due from broker	15,819,837
Foreign currencies, at value (cost $4,404,390)	4,358,035
Unaffiliated interest and dividends receivable	1,750,603
Unrealized appreciation on forward currency exchange contracts	1,356,563
Unrealized appreciation on total return swaps	942,390
Receivable for investment securities sold	547,218
Market value on credit default swaps (net premiums paid $268,591)	337,579
Affiliated dividends receivable	274,794
Receivable for shares of beneficial interest sold	11,391

Total assets	490,162,000

Liabilities
Payable for variation margin on futures	9,294,759
Unrealized depreciation on total return swaps	3,582,896
Payable for collateral received on securities loaned	2,945,681
Unrealized depreciation on forward currency exchange contracts	1,092,822
Cash collateral due to broker	1,042,004
Market value on credit default swaps (net premiums received $492,300)	1,018,638
Payable for investment securities purchased and foreign currency transactions	952,608
Payable for shares of beneficial interest redeemed	250,573
Advisory fee payable	197,104
Distribution fee payable	84,712
Transfer Agent fee payable	33,067
Payable for variation margin on centrally cleared swaps	28,593
Foreign capital gains tax payable	19,073
Payable for terminated total return swaps	18,018
Trustees’ fees payable	6,251
Accrued expenses	557,561

Total liabilities	21,124,360

Net Assets	$469,037,640

Composition of Net Assets
Shares of beneficial interest, at par	$358
Additional paid-in capital	546,997,094
Accumulated loss	(77,959,812)

Net Assets	$469,037,640

(a)	Includes securities on loan with a value of $5,540,852 (see Note E).

See notes to consolidated financial statements.

80 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$398,808,295	30,438,917	$13.10	*

C	$4,626,061	358,634	$12.90

Advisor	$56,981,674	4,291,785	$13.28

R	$2,871,242	222,285	$12.92

K	$5,482,417	420,813	$13.03

I	$267,951	19,948	$13.43

*	The maximum offering price per share for Class A shares was $13.68 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 81

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended February 28, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $37,225)	$2,745,393
Affiliated issuers	1,534,872
Interest	2,317,041
Foreign withholding tax reclaims (see Note A.4)	722,565
Securities lending income	34,343
Other income	145	$7,354,359

Expenses
Advisory fee (see Note B)	1,320,332
Distribution fee—Class A	508,917
Distribution fee—Class C	25,111
Distribution fee—Class R	7,130
Distribution fee—Class K	6,854
Transfer agency—Class A	223,557
Transfer agency—Class C	3,040
Transfer agency—Advisor Class	32,606
Transfer agency—Class R	3,744
Transfer agency—Class K	5,553
Transfer agency—Class I	163
Custody and accounting	228,094
Audit and tax	64,235
Registration fees	46,944
Printing	37,029
Legal	21,865
Trustees’ fees	12,100
Miscellaneous	27,008

Total expenses before bank overdraft expense	2,574,282
Bank overdraft expense	17,811

Total expenses	2,592,093
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(44,079)

Net expenses		2,548,014

Net investment income		4,806,345

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(11,850,733)
Forward currency exchange contracts	338,650
Futures	(10,860,442)
Swaps	(11,525,380)
Foreign currency transactions	161,570
Net change in unrealized appreciation (depreciation) of:
Investments(b)	18,151,966
Forward currency exchange contracts	(747,898)
Futures	(977,963)
Swaps	1,739,087
Foreign currency denominated assets and liabilities	(29,652)

Net loss on investment and foreign currency transactions	(15,600,795)

Net Decrease in Net Assets from Operations	$(10,794,450)

(a)	Net of foreign realized capital gains taxes of $439.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $167.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,806,345	$3,985,841
Net realized loss on investment and foreign currency transactions	(33,736,335)	(11,961,791)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	18,135,540	(101,077,961)

Net decrease in net assets from operations	(10,794,450)	(109,053,911)
Distributions to Shareholders
Class A	(11,341,430)	(50,069,353)
Class C	(85,218)	(848,075)
Advisor Class	(1,764,476)	(7,225,344)
Class R	(67,905)	(315,935)
Class K	(149,176)	(658,119)
Class I	(7,883)	(29,331)
Transactions in Shares of Beneficial Interest
Net decrease	(18,805,113)	(12,905,351)

Total decrease	(43,015,651)	(181,105,419)
Net Assets
Beginning of period	512,053,291	693,158,710

End of period	$469,037,640	$512,053,291

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

February 28, 2023 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of five series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Total Return Portfolio (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of February 28, 2023, net assets of the Fund were $469,037,640, of which $37,387,428, or approximately 8%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

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market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2023:

Investments in Securities:	Level 1	Level 2	Level 3		Total
Assets:
Common Stocks:
Information Technology	$61,357,838	$4,006,294	$673,438		$66,037,570
Health Care	33,760,172	8,857,505	0	(a)	42,617,677
Financials	23,695,737	13,993,686	– 0	–	37,689,423
Consumer Discretionary	25,276,812	6,322,115	174,135		31,773,062
Industrials	17,964,607	6,650,912	– 0	–	24,615,519
Communication Services	13,707,204	3,747,541	39,093	(a)	17,493,838
Consumer Staples	9,318,845	4,568,076	353,207		14,240,128
Energy	3,725,660	4,285,304	0	(a)	8,010,964
Materials	4,000,636	3,251,197	0	(a)	7,251,833
Real Estate	4,534,870	625,711	– 0	–	5,160,581
Utilities	3,597,343	1,080,951	– 0	–	4,678,294
Corporates – Non-Investment Grade	167,472	27,146,493	8,102	(a)	27,322,067

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Governments – Treasuries	$	– 0	–	$20,463,124		$	– 0	–	$20,463,124
Corporates – Investment Grade		– 0	–	8,301,056			– 0	–	8,301,056
Investment Companies		4,611,888		– 0	–		– 0	–	4,611,888
Emerging Markets – Sovereigns		– 0	–	4,164,256			– 0	–	4,164,256
Bank Loans		– 0	–	3,326,422			180,081		3,506,503
Emerging Markets – Corporate Bonds		– 0	–	3,123,625			43		3,123,668
Collateralized Loan Obligations		– 0	–	2,590,742			– 0	–	2,590,742
Collateralized Mortgage Obligations		– 0	–	2,150,394			– 0	–	2,150,394
Quasi-Sovereigns		– 0	–	479,280			– 0	–	479,280
Governments – Sovereign Bonds		– 0	–	451,716			– 0	–	451,716
Preferred Stocks		115,304		– 0	–		129,825		245,129
Commercial Mortgage-Backed Securities		– 0	–	237,889			– 0	–	237,889
Emerging Markets – Treasuries		– 0	–	– 0	–		15,836		15,836
Rights		– 0	–	– 0	–		4,800		4,800
Mortgage Pass-Throughs		– 0	–	76			– 0	–	76
Warrants		– 0	–	– 0	–		0	(a)	– 0	–
Short-Term Investments:
U.S. Treasury Bills		– 0	–	74,405,607			– 0	–	74,405,607
Investment Companies		50,164,665		– 0	–		– 0	–	50,164,665
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		2,945,681		– 0	–		– 0	–	2,945,681

Total Investments in Securities		258,944,734		204,229,972			1,578,560	(a)	464,753,266
Other Financial Instruments(b):
Assets:
Futures		1,738,623		– 0	–		– 0	–	1,738,623	(c)
Forward Currency Exchange Contracts		– 0	–	1,356,563			– 0	–	1,356,563
Centrally Cleared Interest Rate Swaps		– 0	–	27,646			– 0	–	27,646	(c)
Centrally Cleared Credit Default Swaps		– 0	–	623,133			– 0	–	623,133	(c)
Credit Default Swaps		– 0	–	337,579			– 0	–	337,579
Total Return Swaps		– 0	–	942,390			– 0	–	942,390
Liabilities:
Futures		(4,229,421)		– 0	–		– 0	–	(4,229,421	)(c)
Forward Currency Exchange Contracts		– 0	–	(1,092,822)			– 0	–	(1,092,822)
Centrally Cleared Interest Rate Swaps		– 0	–	(329,969)			– 0	–	(329,969	)(c)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Centrally Cleared Credit Default Swaps	$	– 0	–	$(177,102)	$	– 0	–	$(177,102	)(c)
Credit Default Swaps		– 0	–	(1,018,638)		– 0	–	(1,018,638)
Total Return Swaps		– 0	–	(3,582,896)		– 0	–	(3,582,896)

Total		$256,453,936		$201,315,856		$1,578,560		$459,348,352

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/

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depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund received reclaims filed to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2009 through 2013. These filings are subject to various administrative and judicial proceedings within these countries. For the six months ended February 28, 2023, the Fund successfully recovered taxes withheld by France which is reflected in the statement of operations. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $74,612 for the six months ended February 28, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,434 from the sale of Class A shares and received $194 and $563 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 28, 2023.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 28, 2023, such waiver amounted to $43,558.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 28, 2023 is as follows:

Fund	Market Value 8/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 2/28/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$75,289	$152,421	$177,546	$50,164	$1,535
Government Money Market Portfolio*	5,352	51,915	54,321	2,946	13

Total				$53,110	$1,548

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$106,997,672	$199,033,182
U.S. government securities	4,190,363	226,778

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$46,003,401
Gross unrealized depreciation	(34,780,901)

Net unrealized appreciation	$11,222,500

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises

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from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 28, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

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The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 28, 2023, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized

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gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into

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interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 28, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit

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risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended February 28, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended February 28, 2023, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the

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parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended February 28, 2023, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended February 28, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$866,808	*	Receivable/Payable for variation margin on futures	$3,168,869	*

Equity contracts	Receivable/Payable for variation margin on futures	871,815	*	Receivable/Payable for variation margin on futures	1,060,552	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$863,582	*	Receivable/Payable for variation margin on centrally cleared swaps	$17,567	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	27,646	*	Receivable/Payable for variation margin on centrally cleared swaps	329,969	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,356,563		Unrealized depreciation on forward currency exchange contracts	1,092,822

Credit contracts	Market value on credit default swaps	337,579		Market value on credit default swaps	1,018,638

Interest rate contracts				Unrealized depreciation on total return swaps	1,806,982

Credit contracts	Unrealized appreciation on total return swaps	29,248

Commodity contracts				Unrealized depreciation on total return swaps	1,630,406

Equity contracts	Unrealized appreciation on total return swaps	913,142		Unrealized depreciation on total return swaps	145,508

Total		$5,266,383			$10,271,313

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(8,993,308)	$(752,521)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(1,915,784)	(225,442)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	48,650	– 0	–

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	338,650	(747,898)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(6,495,004)	(267,653)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(3,638,712)	506,415

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(822,625)	1,614,323

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(569,039)	(113,998)

Total		$(22,047,172)	$13,226

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended February 28, 2023:

Futures:
Average notional amount of buy contracts	$261,073,215
Average notional amount of sale contracts	$148,404,023
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$74,782,205
Average principal amount of sale contracts	$84,641,063
Centrally Cleared Interest Rate Swaps:
Average notional amount	$46,964,089
Credit Default Swaps:
Average notional amount of buy contracts	$1,246,041
Average notional amount of sale contracts	$4,420,749
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$8,088,576	(a)
Average notional amount of sale contracts	$14,433,084
Total Return Swaps:
Average notional amount	$165,993,032
Variance Swaps:
Average notional amount	$2,990,138	(a)

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of February 28, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$437,151	$(437,151)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	298,601	(298,601)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	72,097	(72,097)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	761,315	(85,175)		(490,004)			– 0	–		186,136
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	332,547	(91,338)		(241,209)			– 0	–		– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	84,506	(84,506)		– 0	–		– 0	–		– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
State Street Bank & Trust Co.	$273,384	$(74,373)	$	– 0	–	$	– 0	–	$199,011
UBS AG	376,931	(2,987)	(262,000)	– 0	–	111,944

Total	$2,636,532	$(1,146,228)	$(993,213)	$	– 0	–	$497,091	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$506,759	$(437,151)	$	– 0	–	$	– 0	–	$69,608
Barclays Bank PLC	2,034,713	(298,601)	(420,000)	(1,316,112)	– 0	–
Citigroup Global Markets, Inc.	125,668	– 0	–	– 0	–	(125,668)	– 0	–
Credit Suisse International	491,998	– 0	–	(330,000)	(161,998)	– 0	–
Deutsche Bank AG	496,218	(72,097)	(178,000)	(208,815)	37,306
Goldman Sachs Bank USA/Goldman Sachs International	85,175	(85,175)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	91,338	(91,338)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	154,721	(84,506)	– 0	–	(70,215)	– 0	–
State Street Bank & Trust Co.	74,373	(74,373)	– 0	–	– 0	–	– 0	–
UBS AG	2,987	(2,987)	– 0	–	– 0	–	– 0	–

Total	$4,063,950	$(1,146,228)	$(928,000)	$(1,882,808)	$106,914	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Merrill Lynch International	$1,630,406	$	– 0	–	$(1,630,406)	$	– 0	–	$	– 0	–

Total	$1,630,406	$	– 0	–	$(1,630,406)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is

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recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 28, 2023 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$5,540,852	$2,945,681	$2,993,110	$21,741	$12,602	$521

*	As of February 28, 2023.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2023	Year Ended August 31,	Six Months Ended February 28, 2023	Year Ended August 31,
	(unaudited)	2022	(unaudited)	2022

Class A
Shares sold	205,419	548,960	$2,770,705	$8,539,252

Shares issued in reinvestment of dividends and distributions	761,623	2,786,096	10,175,280	45,608,403

Shares converted from Class C	48,220	133,254	628,802	2,093,479

Shares redeemed	(2,112,979)	(4,259,735)	(27,942,443)	(66,911,696)

Net decrease	(1,097,717)	(791,425)	$(14,367,656)	$(10,670,562)

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	Shares		Amount
	Six Months Ended February 28, 2023	Year Ended August 31,	Six Months Ended February 28, 2023	Year Ended August 31,
	(unaudited)	2022	(unaudited)	2022

Class C
Shares sold	15,120	37,104	$196,457	$588,661

Shares issued in reinvestment of dividends and distributions	6,109	50,106	80,457	806,699

Shares converted to Class A	(49,231)	(135,681)	(628,802)	(2,093,479)

Shares redeemed	(47,906)	(104,856)	(612,995)	(1,650,552)

Net decrease	(75,908)	(153,327)	$(964,883)	$(2,348,671)

Advisor Class
Shares sold	274,012	430,293	$3,699,980	$6,797,993

Shares issued in reinvestment of dividends and distributions	106,511	384,769	1,441,100	6,379,466

Shares redeemed	(657,933)	(823,727)	(8,822,523)	(13,103,581)

Net increase (decrease)	(277,410)	(8,665)	$(3,681,443)	$73,878

Class R
Shares sold	22,939	30,270	$295,838	$467,858

Shares issued in reinvestment of dividends and distributions	5,152	19,550	67,905	315,934

Shares redeemed	(16,797)	(40,196)	(223,802)	(632,211)

Net increase	11,294	9,624	$139,941	$151,581

Class K
Shares sold	13,690	40,206	$178,612	$617,069

Shares issued in reinvestment of dividends and distributions	11,224	40,400	149,174	658,113

Shares redeemed	(19,090)	(88,974)	(252,393)	(1,421,992)

Net increase (decrease)	5,824	(8,368)	$75,393	$(146,810)

Class I
Shares sold	227	786	$3,055	$12,218

Shares issued in reinvestment of dividends and distributions	518	1,452	7,082	24,346

Shares redeemed	(1,168)	(82)	(16,602)	(1,331)

Net increase (decrease)	(423)	2,156	$(6,465)	$35,233

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NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of the recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk—The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2023.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$8,042	$18,699,490
Net long-term capital gains	59,138,115	– 0	–

Total taxable distributions paid	$59,146,157	$18,699,490

As of August 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,758,634
Accumulated capital and other losses	(21,354,352	)(a)
Unrealized appreciation (depreciation)	(24,607,815	)(b)

Total accumulated earnings (deficit)	$(39,203,533	)(c)

(a)	As of August 31, 2022, the Fund had a net capital loss carryforward of $20,783,689. As of August 31, 2022, the cumulative deferred loss on straddles was $570,663.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2022, the Fund had a net short-term capital loss carryforward of $20,783,689, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended February 28, 2023 (unaudited)		Year Ended August 31,
			2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 13.75		$ 18.16		$ 15.44		$ 15.65	$ 14.78		$ 14.71

Income From Investment Operations

Net investment income(a)(b)	.13		.10		.16		.19	.21		.20

Net realized and unrealized gain (loss) on investment transactions	(.41)		(2.90)		3.03		.07 (c)	.66		.05

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.28)		(2.80)		3.19		.26	.87		.25

Less: Dividends and Distributions

Dividends from net investment income	(.37)		– 0	–	(.47)		(.34)	– 0	–	(.18)

Distributions from net realized gain on investment transactions	– 0	–	(1.61)		– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(.37)		(1.61)		(.47)		(.47)	– 0	–	(.18)

Net asset value, end of period	$ 13.10		$ 13.75		$ 18.16		$ 15.44	$ 15.65		$ 14.78

Total Return

Total investment return based on net asset value(e)*	(2.08)%		(16.85)%		21.16%		1.44%	5.88%		1.79%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$398,809		$433,654		$586,995		$530,168	$578,919		$620,635

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)‡	1.08	%^	1.02%		1.03%		1.03%	.96%		.84%

Expenses, before waivers/reimbursements(f)(g)‡	1.10	%^	1.03%		1.05%		1.04%	1.03%		1.03%

Net investment income(b)	1.98	%^	.64%		.99%		1.23%	1.45%		1.38%

Portfolio turnover rate	30%		105%		117%		76%	81%		38%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%		.02%		.02%	.07%		.20%

See footnote summary on page 122.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended February 28, 2023 (unaudited)		Year Ended August 31,
			2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 13.45		$ 17.92		$ 15.20		$ 15.38	$ 14.64		$ 14.53

Income From Investment Operations

Net investment income (loss)(a)(b)	.08		(.02)		(.10)		.08	.10		.09

Net realized and unrealized gain (loss) on investment transactions	(.40)		(2.84)		3.13		.05 (c)	.64		.06

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.32)		(2.86)		3.03		.13	.74		.15

Less: Dividends and Distributions

Dividends from net investment income	(.23)		– 0	–	(.31)		(.18)	– 0	–	(.04)

Distributions from net realized gain on investment transactions	– 0	–	(1.61)		– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(.23)		(1.61)		(.31)		(.31)	– 0	–	(.04)

Net asset value, end of period	$ 12.90		$ 13.45		$ 17.92		$ 15.20	$ 15.38		$ 14.64

Total Return

Total investment return based on net asset value(e)*	(2.43)%		(17.50)%		20.33%		.67%	5.05%		1.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,626		$5,845		$10,537		$23,156	$37,609		$61,466

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)‡	1.84	%^	1.78%		1.78%		1.79%	1.71%		1.58%

Expenses, before waivers/reimbursements(f)(g)‡	1.86	%^	1.79%		1.80%		1.80%	1.78%		1.78%

Net investment income (loss)(b)	1.20	%^	(.16)%		(.61)%		.52%	.71%		.63%

Portfolio turnover rate	30%		105%		117%		76%	81%		38%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%		.02%		.02%	.07%		.20%

See footnote summary on page 122.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended February 28, 2023 (unaudited)		Year Ended August 31,
			2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 13.95		$ 18.35		$ 15.60		$ 15.81	$ 14.90		$ 14.80

Income From Investment Operations

Net investment income(a)(b)	.15		.14		.20		.23	.25		.24

Net realized and unrealized gain (loss) on investment transactions	(.41)		(2.93)		3.06		.07 (c)	.66		.07

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.26)		(2.79)		3.26		.30	.91		.31

Less: Dividends and Distributions

Dividends from net investment income	(.41)		– 0	–	(.51)		(.38)	– 0	–	(.21)

Distributions from net realized gain on investment transactions	– 0	–	(1.61)		– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(.41)		(1.61)		(.51)		(.51)	– 0	–	(.21)

Net asset value, end of period	$ 13.28		$ 13.95		$ 18.35		$ 15.60	$ 15.81		$ 14.90

Total Return

Total investment return based on net asset value(e)*	(1.93)%		(16.61)%		21.43%		1.68%	6.17%		2.02%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$56,982		$63,739		$84,018		$75,493	$82,885		$82,258

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)‡	.83	%^	.77%		.78%		.78%	.71%		.59%

Expenses, before waivers/reimbursements(f)(g)‡	.85	%^	.78%		.79%		.79%	.78%		.78%

Net investment income(b)	2.23	%^	.89%		1.22%		1.48%	1.70%		1.63%

Portfolio turnover rate	30%		105%		117%		76%	81%		38%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%		.02%		.02%	.07%		.20%

See footnote summary on page 122.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended February 28, 2023 (unaudited)		Year Ended August 31,
			2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 13.53		$ 17.97		$ 15.29		$ 15.48	$ 14.69		$ 14.63

Income From Investment Operations

Net investment income(a)(b)	.10		.04		.09		.13	.15		.14

Net realized and unrealized gain (loss) on investment transactions	(.39)		(2.87)		3.00		.06 (c)	.64		.06

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.29)		(2.83)		3.09		.19	.79		.20

Less: Dividends and Distributions

Dividends from net investment income	(.32)		– 0	–	(.41)		(.25)	– 0	–	(.14)

Distributions from net realized gain on investment transactions	– 0	–	(1.61)		– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(.32)		(1.61)		(.41)		(.38)	– 0	–	(.14)

Net asset value, end of period	$ 12.92		$ 13.53		$ 17.97		$ 15.29	$ 15.48		$ 14.69

Total Return

Total investment return based on net asset value(e)*	(2.29)%		(17.16)%		20.66%		1.05%	5.45%		1.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,871		$2,856		$3,618		$3,087	$4,124		$4,414

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)‡	1.48	%^	1.44%		1.45%		1.44%	1.38%		1.25%

Expenses, before waivers/reimbursements(f)(g)‡	1.50	%^	1.45%		1.47%		1.45%	1.44%		1.44%

Net investment income(b)	1.59	%^	.23%		.57%		.86%	1.04%		.97%

Portfolio turnover rate	30%		105%		117%		76%	81%		38%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%		.02%		.02%	.07%		.20%

See footnote summary on page 122.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended February 28, 2023 (unaudited)		Year Ended August 31,
			2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 13.67		$ 18.08		$ 15.37		$ 15.58	$ 14.73		$ 14.66

Income From Investment Operations

Net investment income(a)(b)	.12		.08		.13		.17	.20		.19

Net realized and unrealized gain (loss) on investment transactions	(.40)		(2.88)		3.02		.07 (c)	.65		.06

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.28)		(2.80)		3.15		.24	.85		.25

Less: Dividends and Distributions

Dividends from net investment income	(.36)		– 0	–	(.44)		(.32)	– 0	–	(.18)

Distributions from net realized gain on investment transactions	– 0	–	(1.61)		– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(.36)		(1.61)		(.44)		(.45)	– 0	–	(.18)

Net asset value, end of period	$ 13.03		$ 13.67		$ 18.08		$ 15.37	$ 15.58		$ 14.73

Total Return

Total investment return based on net asset value(e)*	(2.11)%		(16.93)%		21.01%		1.35%	5.84%		1.60%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,482		$5,672		$7,653		$7,395	$10,298		$15,032

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)‡	1.17	%^	1.13%		1.14%		1.13%	1.06%		.94%

Expenses, before waivers/reimbursements(f)(g)‡	1.19	%^	1.14%		1.16%		1.14%	1.13%		1.13%

Net investment income(b)	1.90	%^	.53%		.77%		1.15%	1.36%		1.28%

Portfolio turnover rate	30%		105%		117%		76%	81%		38%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%		.02%		.02%	.07%		.20%

See footnote summary on page 122.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended February 28, 2023 (unaudited)		Year Ended August 31,
			2022		2021		2020	2019		2018

Net asset value, beginning of period	$ 14.11		$ 18.55		$ 15.76		$ 15.97	$ 15.05		$ 14.76

Income From Investment Operations

Net investment income(a)(b)	.15		.14		.22		.22	.25		.24

Net realized and unrealized gain (loss) on investment transactions	(.42)		(2.97)		3.07		.07 (c)	.67		.05

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.27)		(2.83)		3.29		.29	.92		.29

Less: Dividends and Distributions

Dividends from net investment income	(.41)		– 0	–	(.50)		(.37)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(1.61)		– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(.41)		(1.61)		(.50)		(.50)	– 0	–	– 0	–

Net asset value, end of period	$ 13.43		$ 14.11		$ 18.55		$ 15.76	$ 15.97		$ 15.05

Total Return

Total investment return based on net asset value(e)*	(2.00)%		(16.64)%		21.44%		1.64%	6.18%		1.97%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$268		$287		$338		$271	$254		$230

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(g)‡	.84	%^	.80%		.81%		.80%	.74%		.62%

Expenses, before waivers/reimbursements(f)(g)‡	.86	%^	.81%		.83%		.82%	.80%		.81%

Net investment income(b)	2.22	%^	.88%		1.31%		1.44%	1.68%		1.60%

Portfolio turnover rate.	30%		105%		117%		76%	81%		38%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.02%		.02%		.02%	.07%		.20%

See footnote summary on page 122.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 28, 2023 and the years ended August 31, 2022, August 31, 2021, August 31, 2020, August 31, 2019 and August 31, 2018, such waiver amounted to .02% (annualized), .01%, .01%, .01%, .07% and .19%, respectively.

(g)	The expense ratios, excluding overdraft expense are:

	Six Months Ended February 28, 2023 (unaudited)		Year Ended August 31,
			2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	1.07	%^	1.02%	1.03%	1.03%	.96%	.84%
Before waivers/reimbursements	1.09	%^	1.03%	1.05%	1.04%	1.03%	1.03%
Class C
Net of waivers/reimbursements	1.83	%^	1.78%	1.78%	1.79%	1.71%	1.58%
Before waivers/reimbursements	1.85	%^	1.79%	1.80%	1.80%	1.78%	1.78%
Advisor Class
Net of waivers/reimbursements	.82	%^	.77%	.78%	.78%	.71%	.59%
Before waivers/reimbursements	.84	%^	.78%	.79%	.79%	.78%	.78%
Class R
Net of waivers/reimbursements	1.48	%^	1.44%	1.45%	1.44%	1.38%	1.25%
Before waivers/reimbursements	1.50	%^	1.45%	1.47%	1.45%	1.44%	1.44%
Class K
Net of waivers/reimbursements	1.17	%^	1.13%	1.14%	1.13%	1.06%	.94%
Before waivers/reimbursements	1.18	%^	1.14%	1.16%	1.14%	1.13%	1.13%
Class I
Net of waivers/reimbursements	.84	%^	.80%	.81%	.80%	.74%	.62%
Before waivers/reimbursements	.86	%^	.81%	.83%	.82%	.80%	.81%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended August 31, 2018 by .03%.

^	Annualized.

See notes to consolidated financial statements.

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BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Defne Ozaltun(2), Vice President Nancy E. Hay, Clerk Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy and Ms. Ozaltun are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Total Return Portfolio (the “Fund”) at a meeting held in-person on August 2-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the

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Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanation of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give

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effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

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Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 131

NOTES

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AB ALL MARKET TOTAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMTR-0152-0223

FEB    02.28.23

SEMI-ANNUAL REPORT

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable Thematic Balanced Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 1

SEMI-ANNUAL REPORT

April 4, 2023

This report provides management’s discussion of fund performance for the AB Sustainable Thematic Balanced Portfolio for the semi-annual reporting period ended February 28, 2023.

The Fund’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

NAV RETURNS AS OF FEBRUARY 28, 2023 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

Class A Shares	0.33%	-10.11%

Class C Shares	0.06%	-10.74%

Advisor Class Shares[1]	0.52%	-9.80%

Class R Shares[1]	0.24%	-10.28%

Class K Shares[1]	0.43%	-10.01%

Class I Shares[1]	0.51%	-9.85%

Class Z Shares[1]	0.43%	-9.80%

Primary Benchmark: S&P 500 Index	1.26%	-7.69%

Blended Benchmark: 60% S&P 500 Index / 40% Bloomberg US Government/Credit Index	0.12%	-8.29%

Bloomberg Global Aggregate Bond Index (USD hedged)	-1.59%	-7.97%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Standard & Poor’s (“S&P”) 500 Index, and its blended benchmark, a 60% / 40% blend of S&P 500 Index / Bloomberg US Government/Credit Index, respectively, for the six- and 12-month periods ended February 28, 2023. The table also includes the Bloomberg Global Aggregate Bond Index (USD hedged).

During the six-month period, all share classes of the Fund underperformed the primary benchmark, while all share classes, except Class C, outperformed the blended benchmark; all share classes also outperformed the Bloomberg Global Aggregate Bond Index (USD hedged), before sales charges. Security selection within fixed-income assets detracted, while overall asset-class allocation contributed, relative to the fixed-income component of the blended benchmark. Within equities, overall sector and

2 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

security selection contributed, relative to the primary benchmark. Gains from an overweight to industrials and an underweight to communication services offset losses from underweights to energy and materials. Security selection within consumer discretionary and technology contributed the most, while selection within health care and financials detracted.

During the 12-month period, all share classes of the Fund underperformed the primary and blended benchmarks, as well as the Bloomberg Global Aggregate Bond Index (USD hedged), before sales charges. Overall asset-class allocation to fixed income detracted from performance, while overall security selection within fixed-income assets contributed slightly to returns. Within equities, security selection detracted, particularly selection within health care. Contributions from selection within consumer discretionary and technology helped offset some of these losses. Overall sector selection contributed, as an underweight to communication services and an overweight to industrials offset losses from underweights to energy and consumer staples.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose, while emerging-market stocks declined during the six-month period ended February 28, 2023. In response to persistently high inflation, central banks—led by the US Federal Reserve (the “Fed”)—continued to rapidly tighten monetary policy, which elevated investor concern about slowing economic growth and the likelihood of a recession. Following a series of aggressive rate hikes, the Fed downshifted to a 0.25% increase but reiterated its higher-for-longer conviction, which dampened investor sentiment. Toward the end of the period, easing supply chain pressures and more favorable economic data indicated that inflation was cooling, and markets rallied on optimism that a recession might be avoided. But stocks gave back some gains after unexpectedly strong global economic data created uncertainty around the strength of the disinflationary process and raised concern that key central banks would keep interest rates higher for longer than expected. Within large-cap markets, value-oriented stocks rose and significantly outperformed growth-oriented stocks, which declined as rising interest rates had pressured growth stocks more throughout most of the period. Small-cap stocks outperformed large-cap stocks on a relative basis, but both rose in absolute terms.

Fixed-income government bond market yields varied during the period as investors adjusted their expectations for inflation, growth and central bank tightening announcements. Most major developed-market central banks continued to aggressively tighten monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bond returns fell the most in the UK and Germany, declined the least in Japan, and rose in Australia and

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Canada. Securitized assets generally outperformed treasury markets. In credit-risk sectors, investment-grade corporate bonds fell, but they outperformed global treasuries by a wide margin and outperformed respective treasury markets in the eurozone and the US. Global developed-market high-yield corporate bonds had positive returns and significantly outperformed developed-market treasuries. Emerging-market local-currency bonds led credit sector returns with strong results, as the US dollar was mixed against developed- and emerging-market currencies. Emerging-market hard-currency sovereign bonds and corporate bonds hedged to the US dollar had positive returns and materially outperformed developed-market treasuries. Hard-currency high-yield emerging-market bonds had positive returns and outperformed investment-grade emerging-market debt, which declined. Brent crude oil prices fell sharply on global growth concerns and reduced demand.

The Fund’s Senior Investment Management Team (the “Team”) seeks to capitalize on long-term sustainable investment themes through investing in companies that contribute to positive social and environmental outcomes, while defensively managing market volatility with a balanced portfolio allocation. In the equity sleeve, the strategy seeks to generate strong financial returns through investments in companies that contribute to positive social and environmental outcomes using a combination of bottom-up and top-down research, and pairs with a fixed-income sleeve consisting predominantly of US government agency and treasury securities. The Team’s approach to building a sustainable equity sleeve with attractive financial return potential is to invest in companies aligned with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The estimated cost to achieve these goals between 2016 and 2030 is $90 trillion, creating substantial opportunity for investment in companies aligned with these goals.

INVESTMENT POLICIES

The Fund invests in a diversified portfolio of equity and fixed-income securities. Normally, the Fund’s investments will consist of approximately 60% equity securities and 40% fixed-income securities, but these target allocations may vary. Under normal market conditions, the Fund will not deviate more than 10% from each target allocation. The Fund will not purchase a security if as a result less than 25% of its total assets would be invested in either equity securities or fixed-income securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of issuers that meet the Fund’s sustainability criteria, as described below.

In its equity investments, the Fund pursues opportunistic growth by investing primarily in a portfolio of US companies whose business

(continued on next page)

4 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

activities the Adviser believes position the company to benefit from certain environmentally or socially oriented sustainable investment themes that align with one or more of the United Nations SDGs. These themes principally include the advancement of health, climate, and empowerment. A company that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets the Fund’s sustainability criteria, although many of the companies in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser normally considers a universe of primarily US mid- to large-capitalization companies for investment.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, the most attractive US equity securities that fit into sustainable investment themes. First, under the “top-down” approach, the Adviser identifies the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management and on evaluating a company’s risks, including those related to environmental, social and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual companies with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing a company’s exposure to ESG factors, the Fund will not invest in companies that derive revenue from direct involvement in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons or tobacco.

The Fund’s fixed-income securities will consist predominantly of US government and agency securities, which must meet the Fund’s sustainability and ESG criteria for government securities. In this regard, the Adviser evaluates government securities based on the alignment of the nation’s policies with the SDGs and an internal scoring system that considers the nation’s policies on ESG issues.

(continued on next page)

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The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposures than making direct investments. For example, the Fund may use bond futures contracts and interest rate swaps to gain and adjust its exposures to the fixed-income markets.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg US Government/Credit Index measures the investment-grade, US dollar-denominated, fixed-rate, taxable bond market and includes Treasuries and government-related (agency, sovereign, supranational and local authority debt guaranteed by the US government) and investment-grade corporate securities. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, and may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

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DISCLOSURES AND RISKS (continued)

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

8 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Effective December 1, 2021, the Fund made certain changes to its principal strategies, including the modification of the strategies to increase allocation to equity securities, to decrease investment in fixed-income securities and securities of non-US issuers and the use of derivatives, and to emphasize sustainable investment themes. In addition, effective July 14, 2017, the Fund’s principal strategies were revised to eliminate static asset allocation targets for investment, and to permit increased use of derivatives and investment in securities of non-US issuers. In light of these changes, the performance shown for periods prior to December 1, 2021, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-10.11%	-13.92%

5 Years	0.45%	-0.41%

10 Years	2.03%	1.59%

CLASS C SHARES

1 Year	-10.74%	-11.59%

5 Years	-0.29%	-0.29%

10 Years[1]	1.27%	1.27%

ADVISOR CLASS SHARES[2]

1 Year	-9.80%	-9.80%

5 Years	0.73%	0.73%

10 Years	2.31%	2.31%

CLASS R SHARES[2]

1 Year	-10.28%	-10.28%

5 Years	0.10%	0.10%

10 Years	1.65%	1.65%

CLASS K SHARES[2]

1 Year	-10.01%	-10.01%

5 Years	0.39%	0.39%

10 Years	1.96%	1.96%

CLASS I SHARES[2]

1 Year	-9.85%	-9.85%

5 Years	0.70%	0.70%

10 Years	2.27%	2.27%

CLASS Z SHARES[2]

1 Year	-9.80%	-9.80%

Since Inception[3]	-13.36%	-13.36%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.31%, 2.06%, 1.06%, 1.72%, 1.41%, 1.08% and 0.96% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses) to 1.00%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75% and 0.75% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 12/14/2021.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-10.79%

5 Years	0.03%

10 Years	1.76%

CLASS C SHARES

1 Year	-8.42%

5 Years	0.13%

10 Years[1]	1.44%

ADVISOR CLASS SHARES[2]

1 Year	-6.50%

5 Years	1.17%

10 Years	2.48%

CLASS R SHARES[2]

1 Year	-6.96%

5 Years	0.55%

10 Years	1.83%

CLASS K SHARES[2]

1 Year	-6.79%

5 Years	0.83%

10 Years	2.13%

CLASS I SHARES[2]

1 Year	-6.51%

5 Years	1.15%

10 Years	2.46%

CLASS Z SHARES[2]

1 Year	-6.56%

Since Inception[3]	-10.74%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 12/14/2021.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,003.30	$4.97	1.00%
Hypothetical**	$1,000	$1,019.84	$5.01	1.00%
Class C
Actual	$1,000	$1,000.60	$8.68	1.75%
Hypothetical**	$1,000	$1,016.12	$8.75	1.75%
Advisor Class
Actual	$1,000	$1,005.20	$3.73	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%
Class R
Actual	$1,000	$1,002.40	$6.21	1.25%
Hypothetical**	$1,000	$1,018.60	$6.26	1.25%
Class K
Actual	$1,000	$1,004.30	$4.97	1.00%
Hypothetical**	$1,000	$1,019.84	$5.01	1.00%
Class I
Actual	$1,000	$1,005.10	$3.73	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%
Class Z
Actual	$1,000	$1,004.30	$3.73	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

February 28, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $105.5

1	The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

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PORTFOLIO OF INVESTMENTS

February 28, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 67.0%
Information Technology – 25.0%
Communications Equipment – 2.4%
Ciena Corp.(a)	31,992	$1,542,654
Lumentum Holdings, Inc.(a)	17,503	941,837

		2,484,491

Electronic Equipment, Instruments & Components – 5.7%
Flex Ltd.(a)	102,182	2,325,662
Keysight Technologies, Inc.(a)	11,480	1,836,341
TE Connectivity Ltd.	14,300	1,820,676

		5,982,679

IT Services – 4.8%
Accenture PLC – Class A	5,667	1,504,872
Maximus, Inc.	14,780	1,213,142
Visa, Inc. – Class A	10,643	2,340,822

		5,058,836

Semiconductors & Semiconductor Equipment – 7.2%
Advanced Micro Devices, Inc.(a)	14,655	1,151,590
Monolithic Power Systems, Inc.	3,553	1,720,682
NVIDIA Corp.	5,749	1,334,688
NXP Semiconductors NV	9,217	1,645,050
ON Semiconductor Corp.(a)	22,910	1,773,463

		7,625,473

Software – 4.3%
Adobe, Inc.(a)	3,271	1,059,641
Intuit, Inc.	3,043	1,239,049
Microsoft Corp.	9,096	2,268,724

		4,567,414

Technology Hardware, Storage & Peripherals – 0.6%
Dell Technologies, Inc. – Class C	16,322	663,326

		26,382,219

Health Care – 15.2%
Health Care Equipment & Supplies – 4.5%
Alcon, Inc.	20,404	1,392,369
Becton Dickinson and Co.	7,161	1,679,612
STERIS PLC	8,807	1,655,980

		4,727,961

Health Care Providers & Services – 2.4%
Laboratory Corp. of America Holdings	5,238	1,253,768
UnitedHealth Group, Inc.	2,796	1,330,728

		2,584,496

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 7.4%
Bio-Rad Laboratories, Inc. – Class A(a)	2,967	$1,417,751
Bruker Corp.	17,876	1,232,014
Danaher Corp.	8,377	2,073,559
ICON PLC(a)	7,051	1,590,917
West Pharmaceutical Services, Inc.	4,754	1,507,161

		7,821,402

Pharmaceuticals – 0.9%
Johnson & Johnson	6,223	953,737

		16,087,596

Industrials – 9.9%
Aerospace & Defense – 1.4%
Hexcel Corp.	20,746	1,513,421

Building Products – 1.1%
Owens Corning	11,873	1,161,060

Commercial Services & Supplies – 3.2%
Tetra Tech, Inc.	10,204	1,396,826
Waste Management, Inc.	13,207	1,977,880

		3,374,706

Electrical Equipment – 1.2%
Rockwell Automation, Inc.	4,253	1,254,337

Machinery – 3.0%
Deere & Co.	5,338	2,237,903
Xylem, Inc./NY	8,375	859,694

		3,097,597

		10,401,121

Financials – 6.4%
Banks – 0.9%
SVB Financial Group(a)	3,108	895,446

Capital Markets – 3.5%
Intercontinental Exchange, Inc.	15,367	1,564,361
MSCI, Inc.	4,035	2,106,875

		3,671,236

Insurance – 2.0%
Aflac, Inc.	31,514	2,147,679

		6,714,361

Consumer Staples – 4.5%
Food & Staples Retailing – 0.0%
Progenics Pharmaceuticals, Inc.(a)(b)(c)	24,977	28,723

Household Products – 1.8%
Procter & Gamble Co. (The)	13,744	1,890,625

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PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Personal Products – 2.7%
Haleon PLC (ADR)(a)(d)		95,493	$752,485
Unilever PLC (Sponsored ADR)		40,872	2,040,739

			2,793,224

			4,712,572

Consumer Discretionary – 3.7%
Auto Components – 1.3%
Aptiv PLC(a)		11,646	1,354,197

Household Durables – 1.1%
TopBuild Corp.(a)		5,963	1,237,859

Specialty Retail – 1.3%
Home Depot, Inc. (The)		4,565	1,353,705

			3,945,761

Utilities – 1.2%
Water Utilities – 1.2%
American Water Works Co., Inc.		9,104	1,278,020

Real Estate – 1.1%
Equity Real Estate Investment Trusts (REITs) – 1.1%
SBA Communications Corp.		4,521	1,172,521

Total Common Stocks (cost $74,921,029)			70,694,171

		Principal Amount (000)
GOVERNMENTS - TREASURIES – 28.5%
United States – 28.5%
U.S. Treasury Bonds
1.25%, 05/15/2050	U.S.$	1,324	729,800
1.875%, 11/15/2051		655	423,407
2.25%, 02/15/2052		677	479,928
2.50%, 02/15/2046		962	728,488
3.00%, 05/15/2042		3,268	2,772,270
3.00%, 02/15/2048		557	462,243
3.00%, 02/15/2049		494	411,795
3.00%, 08/15/2052		137	114,817
4.00%, 11/15/2052		244	247,277
6.125%, 08/15/2029		585	650,486
U.S. Treasury Notes
0.25%, 05/31/2025		4,952	4,484,836
0.625%, 05/15/2030		3,290	2,600,207

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PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

1.625%, 02/15/2026	U.S.$	314	$289,451
1.875%, 02/28/2027		2,976	2,709,565
1.875%, 02/15/2032		3,005	2,543,836
2.00%, 02/15/2025		3,919	3,713,865
2.00%, 08/15/2025		847	795,877
2.25%, 08/15/2027		1,598	1,468,662
2.50%, 03/31/2027		2,574	2,400,255
2.625%, 02/15/2029		1,069	983,831
2.75%, 08/15/2032		139	126,208
3.50%, 01/31/2028		230	222,701
3.875%, 12/31/2027		454	447,261
4.125%, 11/15/2032		326	331,245

Total Governments - Treasuries (cost $34,912,996)			30,138,311

AGENCIES – 1.5%
Agency Debentures – 1.5%
Federal National Mortgage Association 6.625%, 11/15/2030 (cost $1,886,336)		1,382	1,601,733

		Shares
SHORT-TERM INVESTMENTS – 3.5%
Investment Companies – 3.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.40%(e)(f)(g) (cost $3,667,877)		3,667,877	3,667,877

Total Investments Before Security Lending Collateral for Securities Loaned – 100.5% (cost $115,388,238)			106,102,092

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.40%(e)(f)(g) (cost $209,459)		209,459	209,459

Total Investments – 100.7% (cost $115,597,697)			106,311,551
Other assets less liabilities – (0.7)%			(762,505)

Net Assets – 100.0%			$105,549,046

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

(a)	Non-income producing security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

February 28, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $111,720,361)	$102,434,215	(a)
Affiliated issuers (cost $3,877,336 – including investment of cash collateral for securities loaned of $209,459)	3,877,336
Foreign currencies, at value (cost $192,075)	189,939
Receivable for investment securities sold	1,328,647
Unaffiliated interest and dividends receivable	236,691
Receivable for shares of beneficial interest sold	20,234
Affiliated dividends receivable	12,963
Other assets	2,742

Total assets	108,102,767

Liabilities
Payable for investment securities purchased	1,900,661
Custody and accounting fees payable	265,860
Payable for collateral received on securities loaned	209,459
Payable for shares of beneficial interest redeemed	46,823
Advisory fee payable	28,974
Distribution fee payable	22,663
Transfer Agent fee payable	7,957
Trustees’ fees payable	4,847
Accrued expenses	66,477

Total liabilities	2,553,721

Net Assets	$105,549,046

Composition of Net Assets
Shares of beneficial interest, at par	$100
Additional paid-in capital	118,292,433
Accumulated loss	(12,743,487)

Net Assets	$105,549,046

(a)	Includes securities on loan with a value of $744,959 (see Note E).

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$93,770,606	8,926,028	$10.51	*

C	$3,113,283	298,052	$10.45

Advisor	$3,682,507	347,553	$10.60

R	$3,377,488	322,223	$10.48

K	$1,561,584	148,353	$10.53

I	$35,797	3,339	$10.72

Z	$7,781	740	$10.51

*	The maximum offering price per share for Class A shares was $10.98 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 21

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,417)	$371,345
Affiliated issuers	58,245
Interest	330,229
Foreign withholding tax reclaims (see Note A.4)	101,790
Securities lending income	598	$862,207

Expenses
Advisory fee (see Note B)	268,591
Distribution fee—Class A	118,458
Distribution fee—Class C	16,114
Distribution fee—Class R	9,947
Distribution fee—Class K	1,907
Transfer agency—Class A	59,918
Transfer agency—Class C	2,127
Transfer agency—Advisor Class	2,467
Transfer agency—Class R	1,738
Transfer agency—Class K	1,525
Transfer agency—Class I	20
Custody and accounting	69,773
Registration fees	51,400
Audit and tax	32,527
Legal	21,829
Printing	20,243
Trustees’ fees	9,511
Miscellaneous	10,713

Total expenses before bank overdraft expense	698,808
Bank overdraft expense	3,006

Total expenses	701,814
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(151,205)

Net expenses		550,609

Net investment income		311,598

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(5,157,784)
Foreign currency transactions		77
Net change in unrealized appreciation (depreciation) of:
Investments		4,983,028
Foreign currency denominated assets and liabilities		4,131

Net loss on investment and foreign currency transactions		(170,548)

Net Increase in Net Assets from Operations		$141,050

(a)	Net of foreign realized capital gains taxes of $363.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$311,598	$(194,255)
Net realized gain (loss) on investment transactions	(5,157,707)	6,323,067
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	4,987,159	(33,896,582)

Net increase (decrease) in net assets from operations	141,050	(27,767,770)
Distributions to Shareholders
Class A	(4,013,369)	(4,495,636)
Class C	(136,995)	(130,885)
Advisor Class	(161,555)	(199,535)
Class R	(169,445)	(156,270)
Class K	(65,318)	(73,358)
Class I	(1,452)	(1,430)
Class Z(a)	(337)	(363)
Transactions in Shares of Beneficial Interest
Net decrease	(5,188,952)	(9,943,576)

Total decrease	(9,596,373)	(42,768,823)
Net Assets
Beginning of period	115,145,419	157,914,242

End of period	$105,549,046	$115,145,419

(a)	Commenced distribution on December 15, 2021.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS

February 28, 2023 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of five series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable Thematic Balanced Portfolio (the “Fund”) (formerly known as AB Conservative Wealth Strategy). The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective December 15, 2021, the Fund commenced offering Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Trustees

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NOTES TO FINANCIAL STATEMENTS (continued)

(the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since

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NOTES TO FINANCIAL STATEMENTS (continued)

last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$26,382,219		$	– 0	–	$	– 0	–	$26,382,219
Health Care	16,087,596			– 0	–		– 0	–	16,087,596
Industrials	10,401,121			– 0	–		– 0	–	10,401,121
Financials	6,714,361			– 0	–		– 0	–	6,714,361
Consumer Staples	4,683,849			– 0	–		28,723		4,712,572
Consumer Discretionary	3,945,761			– 0	–		– 0	–	3,945,761
Utilities	1,278,020			– 0	–		– 0	–	1,278,020
Real Estate	1,172,521			– 0	–		– 0	–	1,172,521
Governments – Treasuries	– 0	–		30,138,311			– 0	–	30,138,311
Agencies	– 0	–		1,601,733			– 0	–	1,601,733
Short-Term Investments	3,667,877			– 0	–		– 0	–	3,667,877
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	209,459			– 0	–		– 0	–	209,459

Total Investments in Securities	74,542,784			31,740,044			28,723		106,311,551
Other Financial Instruments(a)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$74,542,784			$31,740,044			$28,723		$106,311,551

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund received reclaims filed to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2009 through 2013. These filings are subject to various administrative and judicial proceedings within these countries. For the six months ended February 28, 2023, the Fund successfully recovered taxes withheld by France which is reflected in the statement of operations. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Prior to December 1, 2021, the Fund paid an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee was accrued daily and paid monthly.

Effective December 1, 2021, the Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Fund until

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2023 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annualized basis, from exceeding 1.00%, 1.75%, .75%, 1.25%, 1.00%, .75%, and .75% of average daily net assets, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Expense Caps may not be terminated by the Adviser before December 31, 2023. For the six months ended February 28, 2023, such reimbursements/waivers amounted to $149,495.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $20,076 for the six months ended February 28, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $414 from the sale of Class A shares and received $69 and $88 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 28, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 28, 2023, such waiver amounted to $1,706.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 28, 2023 is as follows:

Fund	Market Value 8/31/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 2/28/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,482		$13,661	$12,475	$3,668	$58
Government Money Market Portfolio*	– 0	–	1,832	1,623	209	0	**

Total					$3,877	$58

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$11,581,642	$16,503,851
U.S. government securities	2,200,249	7,194,946

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$4,027,662
Gross unrealized depreciation	(13,313,808)

Net unrealized depreciation	$(9,286,146)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended February 28, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned

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NOTES TO FINANCIAL STATEMENTS (continued)

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 28, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$744,959	$209,459	$577,273	$586	$12	$4

*	As of February 28, 2023.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31, 2022

Class A
Shares sold	51,207	125,234	$577,104	$1,560,941

Shares issued in reinvestment of dividends and distributions	350,038	304,518	3,584,382	4,016,597

Shares converted from Class C	30,843	55,493	326,122	693,086

Shares redeemed	(761,447)	(1,283,007)	(8,008,827)	(15,514,294)

Net decrease	(329,359)	(797,762)	$(3,521,219)	$(9,243,670)

Class C
Shares sold	1,437	57,180	$16,217	$704,253

Shares issued in reinvestment of dividends and distributions	12,308	8,853	125,418	117,219

Shares converted to Class A	(30,943)	(55,569)	(326,122)	(693,086)

Shares redeemed	(19,149)	(130,825)	(198,470)	(1,600,885)

Net decrease	(36,347)	(120,361)	$(382,957)	$(1,472,499)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended February 28, 2023 (unaudited)		Year Ended August 31, 2022	Six Months Ended February 28, 2023 (unaudited)			Year Ended August 31, 2022

Advisor Class
Shares sold	17,664		2,234,240		$190,613		$26,915,071

Shares issued in reinvestment of dividends and distributions	14,159		11,682		146,128		154,899

Shares redeemed	(77,666)		(2,269,772)		(824,363)		(26,723,485)

Net increase (decrease)	(45,843)		(23,850)		$(487,622)		$346,485

Class R
Shares sold	40,620		96,090		$427,894		$1,165,120

Shares issued in reinvestment of dividends and distributions	16,580		11,839		169,445		156,270

Shares redeemed	(133,875)		(60,265)		(1,447,000)		(708,949)

Net increase (decrease)	(76,675)		47,664		$(849,661)		$612,441

Class K
Shares sold	2,247		6,293		$24,233		$79,440

Shares issued in reinvestment of dividends and distributions	6,366		5,549		65,316		73,356

Shares redeemed	(3,766)		(29,575)		(39,028)		(351,792)

Net increase (decrease)	4,847		(17,733)		$50,521		$(198,996)

Class I
Shares sold	88		141		$955		$1,715

Shares issued in reinvestment of dividends and distributions	104		77		1,083		1,041

Shares redeemed	(5)		(9)		(52)		(114)

Net increase	187		209		$1,986		$2,642

Class Z(a)
Shares sold	– 0	–	740	$	– 0	–	$10,021

Share issued in reinvestment of dividends and distributions	0	(b)	0 (b)		0	(c)	0 (c)

Net increase	– 0	–	740	$	– 0	–	$10,021

(a)	Commenced distribution on December 15, 2021.

(b)	Amount is less than one share.

(c)	Amount is less than $.50.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, and may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of the recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis,

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NOTES TO FINANCIAL STATEMENTS (continued)

but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification

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NOTES TO FINANCIAL STATEMENTS (continued)

provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$3,742,020	$5,248,751
Net long-term capital gains	1,315,457	– 0	–

Total taxable distributions paid	$5,057,477	$5,248,751

As of August 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,182,077
Undistributed capital gains	5,480,985
Unrealized appreciation (depreciation)	(14,998,765	)(a)

Total accumulated earnings (deficit)	$(8,335,703	)(b)

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

(b)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 39

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2022, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

As of February 28, 2023, the Fund had exposure to the U.S. banking sector including certain U.S. regional banks. Subsequent to period-end, the Fund continues to have exposure to this sector. In certain cases, government agencies or regulators have assumed control or otherwise intervened in the operations of certain banks due to liquidity and solvency concerns, and additional banks may be subject to similar concerns and government agencies’/regulators’ actions. The ultimate resolution of these liquidity and solvency concerns and the extent of the related impact to the Fund is uncertain and could be significant.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

40 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.93	$ 13.80	$ 12.38	$ 12.58	$ 12.14	$ 12.79

Income From Investment Operations

Net investment income (loss)(a)(b)	.03	(.02)	.12	.14	.16	.17

Net realized and unrealized gain (loss) on investment transactions	(.00	)(c)	(2.39)	1.74	.10	.37	.10

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.03	(2.41)	1.86	.24	.53	.27

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.36)	(.44)	(.40)	(.09)	(.56)

Distributions from net realized gain on investment transactions	(.45)	(.10)	– 0	–	(.04)	– 0	–	(.17)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.19)

Total dividends and distributions	(.45)	(.46)	(.44)	(.44)	(.09)	(.92)

Net asset value, end of period	$ 10.51	$ 10.93	$ 13.80	$ 12.38	$ 12.58	$ 12.14

Total Return

Total investment return based on net asset value(d)*	.33%	(18.04)%	15.54%	1.77%	4.47%	2.14%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$93,770	$101,192	$138,753	$132,657	$145,002	$160,517

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.00	%^	1.09%	1.25%	1.14%	1.05%	1.04%

Expenses, before waivers/reimbursements(e)(f)‡	1.28	%^	1.31%	1.36%	1.29%	1.23%	1.25%

Net investment income (loss)(b)	.60	%^	(.13)%	.95%	1.13%	1.32%	1.36%

Portfolio turnover rate	13%	174%	120%	96%	100%	90%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.04%	.14%	.17%	.20%	.25%

See footnote summary on page 47.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.91	$ 13.76	$ 12.32	$ 12.51	$ 12.07	$ 12.58

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	(.11)	.02	.05	.07	.08

Net realized and unrealized gain (loss) on investment transactions	(.00	)(c)	(2.41)	1.75	.09	.37	.09

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.01)	(2.52)	1.77	.14	.44	.17

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.23)	(.33)	(.29)	– 0	–	(.38)

Distributions from net realized gain on investment transactions	(.45)	(.10)	– 0	–	(.04)	– 0	–	(.17)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.13)

Total dividends and distributions	(.45)	(.33)	(.33)	(.33)	– 0	–	(.68)

Net asset value, end of period	$ 10.45	$ 10.91	$ 13.76	$ 12.32	$ 12.51	$ 12.07

Total Return

Total investment return based on net asset value(d)*	.06%	(18.73)%	14.64%	.97%	3.73%	1.37%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,113	$3,650	$6,257	$10,667	$14,989	$22,039

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.75	%^	1.90%	1.98%	1.89%	1.80%	1.77%

Expenses, before waivers/reimbursements(e)(f)‡	2.04	%^	2.06%	2.09%	2.04%	1.98%	1.98%

Net investment income (loss)(b)	(.15	)%^	(.93)%	.18%	.44%	.59%	.64%

Portfolio turnover rate	13%	174%	120%	96%	100%	90%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.04%	.14%	.17%	.20%	.25%

See footnote summary on page 47.

42 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.01	$ 13.88	$ 12.44	$ 12.64	$ 12.20	$ 12.86

Income From Investment Operations

Net investment income(a)(b)	.04	.04	.16	.17	.19	.20

Net realized and unrealized gain (loss) on investment transactions	(.00	)(c)	(2.43)	1.76	.10	.37	.10

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.04	(2.39)	1.92	.27	.56	.30

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.38)	(.48)	(.43)	(.12)	(.59)

Distributions from net realized gain on investment transactions	(.45)	(.10)	– 0	–	(.04)	– 0	–	(.17)

Return of capital	– 0	–	– 0	–	0	– 0	–	– 0	–	(.20)

Total dividends and distributions	(.45)	(.48)	(.48)	(.47)	(.12)	(.96)

Net asset value, end of period	$ 10.60	$ 11.01	$ 13.88	$ 12.44	$ 12.64	$ 12.20

Total Return

Total investment return based on net asset value(d)*	.52%	(17.79)%	15.82%	2.02%	4.81%	2.39%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,683	$4,331	$5,790	$5,419	$6,464	$8,772

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.75	%^	.71%	1.00%	.89%	.80%	.79%

Expenses, before waivers/reimbursements(e)(f)‡	1.04	%^	1.06%	1.11%	1.04%	.97%	1.00%

Net investment income(b)	.84	%^	.33%	1.20%	1.41%	1.58%	1.60%

Portfolio turnover rate	13%	174%	120%	96%	100%	90%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.04%	.14%	.17%	.20%	.25%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.92	$ 13.79	$ 12.37	$ 12.57	$ 12.13	$ 12.76

Income From Investment Operations

Net investment income (loss)(a)(b)	.02	(.05)	.07	.09	.11	.12

Net realized and unrealized gain (loss) on investment transactions	(.01)	(2.40)	1.75	.10	.38	.09

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.01	(2.45)	1.82	.19	.49	.21

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.32)	(.40)	(.35)	(.05)	(.50)

Distributions from net realized gain on investment transactions	(.45)	(.10)	– 0	–	(.04)	– 0	–	(.17)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.17)

Total dividends and distributions	(.45)	(.42)	(.40)	(.39)	(.05)	(.84)

Net asset value, end of period	$ 10.48	$ 10.92	$ 13.79	$ 12.37	$ 12.57	$ 12.13

Total Return

Total investment return based on net asset value(d)*	.24%	(18.25)%	15.05%	1.36%	4.06%	1.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,377	$4,357	$4,844	$4,278	$4,604	$3,896

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.25	%^	1.36%	1.65%	1.53%	1.46%	1.45%

Expenses, before waivers/reimbursements(e)(f)‡	1.49	%^	1.72%	1.76%	1.68%	1.63%	1.66%

Net investment income (loss)(b)	.35	%^	(.40)%	.55%	.74%	.89%	.94%

Portfolio turnover rate	13%	174%	120%	96%	100%	90%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.04%	.14%	.17%	.20%	.25%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.95	$ 13.82	$ 12.35	$ 12.55	$ 12.11	$ 12.75

Income From Investment Operations

Net investment income (loss)(a)(b)	.03	(.02)	.11	.14	.15	.15

Net realized and unrealized gain (loss) on investment transactions	(.00	)(c)	(2.40)	1.74	.08	.37	.11

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.03	(2.42)	1.85	.22	.52	.26

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.35)	(.38)	(.38)	(.08)	(.55)

Distributions from net realized gain on investment transactions	(.45)	(.10)	– 0	–	(.04)	– 0	–	(.17)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.18)

Total dividends and distributions	(.45)	(.45)	(.38)	(.42)	(.08)	(.90)

Net asset value, end of period	$ 10.53	$ 10.95	$ 13.82	$ 12.35	$ 12.55	$ 12.11

Total Return

Total investment return based on net asset value(d)*	.43%	(18.07)%	15.44%	1.58%	4.45%	2.07%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,562	$1,572	$2,229	$2,456	$5,832	$6,734

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.00	%^	1.13%	1.35%	1.23%	1.15%	1.15%

Expenses, before waivers/reimbursements(e)(f)‡	1.36	%^	1.41%	1.46%	1.38%	1.32%	1.36%

Net investment income (loss)(b)	.61	%^	(.17)%	.83%	1.12%	1.24%	1.23%

Portfolio turnover rate	13%	174%	120%	96%	100%	90%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.04%	.14%	.17%	.20%	.25%

See footnote summary on page 47.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.13	$ 14.03	$ 12.58	$ 12.78	$ 12.34	$ 12.82

Income From Investment Operations

Net investment income(a)(b)	.05	.02	.16	.16	.18	.25

Net realized and unrealized gain (loss) on investment transactions	(.01)	(2.44)	1.77	.11	.39	.05

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.04	(2.42)	1.93	.27	.57	.30

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.38)	(.48)	(.43)	(.13)	(.46)

Distributions from net realized gain on investment transactions	(.45)	(.10)	– 0	–	(.04)	– 0	–	(.17)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.15)

Total dividends and distributions	(.45)	(.48)	(.48)	(.47)	(.13)	(.78)

Net asset value, end of period	$ 10.72	$ 11.13	$ 14.03	$ 12.58	$ 12.78	$12.34

Total Return

Total investment return based on net asset value(d)*	.51%	(17.83)%	15.81%	2.02%	4.72%	2.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$36	$35	$41	$39	$33	$10

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)(f)‡	.75	%^	.83%	1.01%	.91%	.86%	.73%

Expenses, before waivers/reimbursements(e)(f)‡	1.02	%^	1.08%	1.13%	1.06%	1.02%	.94%

Net investment income(b)	.86	%^	.14%	1.18%	1.33%	1.46%	1.99%

Portfolio turnover rate	13%	174%	120%	96%	100%	90%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.04%	.14%	.17%	.20%	.25%

See footnote summary on page 47.

46 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class Z
	Six Months Ended February 28, 2023		December 15, 2021(g) to August 31, 2022

Net asset value, beginning of period	$10.93		$13.54

Income From Investment Operations

Net investment income(a)(b)	.04		.02

Net realized and unrealized gain (loss) on investment transactions	(.01)		(2.14)

Net increase (decrease) in net asset value from operations	.03		(2.12)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.39)

Distributions from net realized gain on investment transactions	(.45)		(.10)

Total distributions	(.45)		(.49)

Net asset value, end of period	$10.51		$10.93

Total Return

Total investment return based on net asset value(d)	.43%		(16.27)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8		$8

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡(f)	.75	%^	.75%^

Expenses, before waivers/reimbursements‡(f)	.90	%^	.96%^

Net investment income(b)	.85	%^	.21%^

Portfolio turnover rate	13%		174%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%^

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2022, August 31, 2021, August 31, 2020, August 31, 2019 and August 31, 2018, such waiver amounted to .03%, ..11%, .15%, .17% and .21%, respectively.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(f)	The expense ratios, excluding overdraft expense are:

	Six Months Ended February 28, 2023 (unaudited)		Year Ended August 31,
			2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	1.00	%^	1.09%	1.25%	1.14%	1.05%	1.04%
Before waivers/reimbursements	1.28	%^	1.31%	1.36%	1.29%	1.23%	1.25%
Class C
Net of waivers/reimbursements	1.75	%^	1.90%	1.98%	1.89%	1.80%	1.77%
Before waivers/reimbursements	2.04	%^	2.06%	2.09%	2.04%	1.98%	1.98%
Advisor Class
Net of waivers/reimbursements	.75	%^	.71%	1.00%	.89%	.80%	.79%
Before waivers/reimbursements	1.03	%^	1.06%	1.11%	1.04%	.97%	1.00%
Class R
Net of waivers/reimbursements	1.25	%^	1.36%	1.65%	1.53%	1.46%	1.45%
Before waivers/reimbursements	1.49	%^	1.72%	1.76%	1.68%	1.63%	1.66%
Class K
Net of waivers/reimbursements	1.00	%^	1.13%	1.35%	1.23%	1.15%	1.15%
Before waivers/reimbursements	1.35	%^	1.41%	1.46%	1.38%	1.32%	1.36%
Class I
Net of waivers/reimbursements	.75	%^	.83%	1.01%	.91%	.86%	.73%
Before waivers/reimbursements	1.01	%^	1.08%	1.13%	1.06%	1.02%	.94%
Class Z
Net of waivers/reimbursements	.75	%^	.75%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	.90	%^	.96%	N/A	N/A	N/A	N/A

(g)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended August 31, 2018 by .03%.

^	Annualized.

See notes to financial statements.

48 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Tiffanie Wong(2), Vice President Benjamin Ruegsegger(2), Vice President Daniel C. Roarty(2), Vice President Nancy E. Hay, Clerk Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Balanced Team. Messrs. Ruegsegger, Roarty, and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 49

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

50 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 51

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Thematic Balanced Portfolio (formerly AB Conservative Wealth Strategy) (the “Fund”) at a meeting held in-person on August 2-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

52 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 53

understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the schedule of fees charged by the Adviser to any offshore funds and for any separately managed accounts managed by it that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The information provided included a pro forma expense ratio to reflect changes to the Fund’s expense ratio effective December 21, 2021. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s pro forma expense ratio was equal to the medians. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

54 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 55

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

56 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

STB-0152-0223

FEB    02.28.23

SEMI-ANNUAL REPORT

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 1

SEMI-ANNUAL REPORT

April 5, 2023

This report provides management’s discussion of fund performance for the AB Tax-Managed Wealth Appreciation Strategy for the semi-annual reporting period ended February 28, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF FEBRUARY 28, 2023 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY[1]

Class A Shares	3.94%	-7.79%

Class C Shares	3.48%	-8.53%

Advisor Class Shares[2]	4.01%	-7.61%

MSCI ACWI (net)	3.32%	-8.26%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended February 28, 2023, by 0.00% and 0.02%, respectively.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended February 28, 2023.

During the six-month period, data suggesting that inflation could be slowing helped stocks recover some of their earlier losses. For the period, all share classes of the Fund outperformed the benchmark, before sales charges. Outperformance was driven by strong stock selection across most regions of the world as well as an overweight to small-cap stocks in both the US and international markets. Strong stock selection within financials, consumer discretionary and technology contributed to performance, while selection in health care and consumer staples detracted.

During the 12-month period, the sustained concerns around the impact of rising interest rates across the world and the continued rise in inflationary pressures from the spike in energy prices after the invasion of Ukraine by Russia caused equity markets to fall. For the period, Class A and Advisor Class shares outperformed the benchmark, while Class C shares underperformed. Stock selection drove outperformance, while sector selection

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did not materially impact performance. An overweight to both large- and small-cap US stocks helped to offset weaker performance in emerging markets. Strong stock selection within financials, consumer discretionary and technology contributed to performance, while selection in health care and consumer staples detracted from performance.

The Fund used derivatives in the form of futures for investment purposes, which had an immaterial impact on absolute returns for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Forecasting short-term twists and turns in the economic cycle with any accuracy or consistency has always been challenging. It’s been even tougher to consistently predict how market participants will react—or overreact—to changes in the real economy. Thus, the Fund’s Senior Investment Management Team (the “Team”) continued to focus on identifying and capitalizing on these opportunities using company-specific insights, differentiated research, and high conviction across equity services to seek to achieve attractive results in the long-term. The Team’s high-quality core in US and International Strategic Equity allocations provided long term returns with downside protection. The Team believes that active stock selection will provide a benefit as the macro-economic uncertainty persists. The style balanced, all-cap, global approach helped the Team’s portfolio identify durable, less macro-dependent companies, combining high-quality growth opportunities that can persist through economic cycles with financially sound companies trading at attractive valuations.

The Team seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks

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to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.

The Fund seeks to maximize after-tax returns to shareholders by taking into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this

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decision, the Adviser considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: The Fund’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to

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DISCLOSURES AND RISKS (continued)

market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end

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DISCLOSURES AND RISKS (continued)

sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-7.79%	-11.71%

5 Years	5.13%	4.22%

10 Years	7.72%	7.25%

CLASS C SHARES

1 Year	-8.53%	-9.40%

5 Years	4.32%	4.32%

10 Years[1]	6.91%	6.91%

ADVISOR CLASS SHARES[2]

1 Year	-7.61%	-7.61%

5 Years	5.39%	5.39%

10 Years	8.00%	8.00%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.33%, 2.08% and 1.08% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s total annual operating expense ratios to 0.99%, 1.75% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2023. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-11.48%

5 Years	4.82%

10 Years	7.14%

CLASS C SHARES

1 Year	-9.11%

5 Years	4.94%

10 Years[1]	6.81%

ADVISOR CLASS SHARES[2]

1 Year	-7.31%

5 Years	5.99%

10 Years	7.89%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

Returns

CLASS A SHARES

1 Year	-12.57%

5 Years	3.72%

10 Years	5.84%

CLASS C SHARES

1 Year	-10.08%

5 Years	4.09%

10 Years[1]	5.75%

ADVISOR CLASS SHARES[2]

1 Year	-8.50%

5 Years	4.82%

10 Years	6.50%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

Returns

CLASS A SHARES

1 Year	-6.07%

5 Years	3.63%

10 Years	5.46%

CLASS C SHARES

1 Year	-4.75%

5 Years	3.78%

10 Years[1]	5.28%

ADVISOR CLASS SHARES[2]

1 Year	-3.53%

5 Years	4.55%

10 Years	6.06%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,039.40	$3.39	0.67%	$5.11	1.01%
Hypothetical**	$1,000	$1,021.47	$3.36	0.67%	$5.06	1.01%
Class C
Actual	$1,000	$1,034.80	$7.21	1.43%	$8.93	1.77%
Hypothetical**	$1,000	$1,017.70	$7.15	1.43%	$8.85	1.77%
Advisor Class
Actual	$1,000	$1,040.10	$2.12	0.42%	$3.84	0.76%
Hypothetical**	$1,000	$1,022.71	$2.11	0.42%	$3.81	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

February 28, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $699.6

1	The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

February 28, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.4%
Information Technology – 15.4%
Communications Equipment – 0.1%
Cisco Systems, Inc.	14,232	$689,114

Electronic Equipment, Instruments & Components – 0.6%
CDW Corp./DE	20,234	4,095,766

IT Services – 2.5%
Genpact Ltd.	21,759	1,038,557
PayPal Holdings, Inc.(a)	36,614	2,694,790
Visa, Inc. – Class A	63,684	14,006,659

		17,740,006

Semiconductors & Semiconductor Equipment – 2.6%
Advanced Micro Devices, Inc.(a)	4,089	321,314
KLA Corp.	5,270	1,999,332
NVIDIA Corp.	29,137	6,764,446
NXP Semiconductors NV	21,441	3,826,790
QUALCOMM, Inc.	29,459	3,639,070
Texas Instruments, Inc.	8,454	1,449,438

		18,000,390

Software – 6.7%
Adobe, Inc.(a)	10,870	3,521,336
Autodesk, Inc.(a)	11,973	2,378,915
Gen Digital, Inc.	215,717	4,208,639
Microsoft Corp.	108,266	27,003,706
Oracle Corp.	95,384	8,336,562
ServiceNow, Inc.(a)	4,021	1,737,756

		47,186,914

Technology Hardware, Storage & Peripherals – 2.9%
Apple, Inc.	123,767	18,244,494
Western Digital Corp.(a)	53,613	2,063,028

		20,307,522

		108,019,712

Health Care – 9.1%
Biotechnology – 1.3%
Gilead Sciences, Inc.	412	33,178
Regeneron Pharmaceuticals, Inc.(a)	3,505	2,665,272
Vertex Pharmaceuticals, Inc.(a)	21,755	6,315,259

		9,013,709

Health Care Equipment & Supplies – 1.9%
Align Technology, Inc.(a)	5,098	1,577,831
Edwards Lifesciences Corp.(a)	52,891	4,254,552

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Intuitive Surgical, Inc.(a)	2,352	$539,525
Medtronic PLC	71,723	5,938,665
Zimmer Biomet Holdings, Inc.	6,717	832,035

		13,142,608

Health Care Providers & Services – 2.9%
Elevance Health, Inc.	13,112	6,158,313
UnitedHealth Group, Inc.	29,088	13,844,143

		20,002,456

Life Sciences Tools & Services – 1.0%
Illumina, Inc.(a)	12,294	2,448,965
IQVIA Holdings, Inc.(a)	22,060	4,598,848

		7,047,813

Pharmaceuticals – 2.0%
Johnson & Johnson	15,937	2,442,505
Merck & Co., Inc.	10,156	1,078,973
Organon & Co.	1,015	24,857
Pfizer, Inc.	8,730	354,176
Roche Holding AG (Sponsored ADR)	168,521	6,075,182
Viatris, Inc.	779	8,881
Zoetis, Inc.	25,494	4,257,498

		14,242,072

		63,448,658

Financials – 6.8%
Banks – 2.9%
Bank of America Corp.	220,137	7,550,699
JPMorgan Chase & Co.	7,890	1,131,032
PNC Financial Services Group, Inc. (The)	20,648	3,260,732
Wells Fargo & Co.	186,464	8,720,921

		20,663,384

Capital Markets – 2.3%
Charles Schwab Corp. (The)	55,116	4,294,639
Goldman Sachs Group, Inc. (The)	21,319	7,496,826
LPL Financial Holdings, Inc.	16,012	3,995,955
S&P Global, Inc.	957	326,528

		16,113,948

Insurance – 1.6%
American International Group, Inc.	21,428	1,309,465
Progressive Corp. (The)	37,894	5,438,547
Willis Towers Watson PLC	18,936	4,437,841

		11,185,853

		47,963,185

Consumer Discretionary – 6.1%
Auto Components – 0.1%
Goodyear Tire & Rubber Co. (The)(a)	10,192	115,781
Magna International, Inc.	4,191	233,565

		349,346

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Automobiles – 0.3%
Stellantis NV	102,847	$1,801,879

Hotels, Restaurants & Leisure – 1.4%
Booking Holdings, Inc.(a)	1,637	4,131,788
Hyatt Hotels Corp. – Class A(a)	20,154	2,342,701
Restaurant Brands International, Inc.	43,517	2,806,411
Starbucks Corp.	8,298	847,143

		10,128,043

Internet & Direct Marketing Retail – 1.6%
Amazon.com, Inc.(a)	108,168	10,192,671
Etsy, Inc.(a)	10,981	1,333,203

		11,525,874

Specialty Retail – 1.9%
AutoZone, Inc.(a)	1,837	4,567,774
Home Depot, Inc. (The)	29,596	8,776,398

		13,344,172

Textiles, Apparel & Luxury Goods – 0.8%
NIKE, Inc. – Class B	47,114	5,596,672

		42,745,986

Communication Services – 5.1%
Diversified Telecommunication Services – 0.7%
Comcast Corp. – Class A	139,988	5,203,354

Entertainment – 0.6%
Walt Disney Co. (The)(a)	43,094	4,292,593

Interactive Media & Services – 3.1%
Alphabet, Inc. – Class A(a)	12,280	1,105,937
Alphabet, Inc. – Class C(a)	151,620	13,691,286
Meta Platforms, Inc. – Class A(a)	38,494	6,734,140

		21,531,363

Wireless Telecommunication Services – 0.7%
T-Mobile US, Inc.(a)	34,204	4,863,125

		35,890,435

Industrials – 4.7%
Aerospace & Defense – 0.8%
Raytheon Technologies Corp.	60,218	5,906,784

Building Products – 0.4%
Otis Worldwide Corp.	36,759	3,110,547

Construction & Engineering – 0.6%
AECOM	47,839	4,131,376

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electrical Equipment – 1.3%
Eaton Corp. PLC	32,989	$5,770,766
Regal Rexnord Corp.(a)	19,008	2,996,421

		8,767,187

Machinery – 0.4%
Ingersoll Rand, Inc.	10,221	593,533
PACCAR, Inc.	30,729	2,218,634

		2,812,167

Professional Services – 0.4%
Booz Allen Hamilton Holding Corp.	16,710	1,582,938
Robert Half International, Inc.	10,489	845,623

		2,428,561

Road & Rail – 0.8%
CSX Corp.	154,037	4,696,588
Knight-Swift Transportation Holdings, Inc.	6,641	377,474
Norfolk Southern Corp.	3,002	674,910

		5,748,972

		32,905,594

Consumer Staples – 3.1%
Beverages – 0.9%
Coca-Cola Co. (The)	65,065	3,872,018
Constellation Brands, Inc. – Class A	10,569	2,364,286

		6,236,304

Food & Staples Retailing – 1.5%
Costco Wholesale Corp.	7,999	3,872,956
Walmart, Inc.	46,273	6,576,781

		10,449,737

Household Products – 0.7%
Procter & Gamble Co. (The)	34,119	4,693,410

		21,379,451

Energy – 2.0%
Energy Equipment & Services – 0.6%
Baker Hughes Co.	129,607	3,965,974

Oil, Gas & Consumable Fuels – 1.4%
Chevron Corp.	26,222	4,215,711
EOG Resources, Inc.	49,061	5,544,874

		9,760,585

		13,726,559

Materials – 1.1%
Chemicals – 1.1%
Linde PLC	12,058	4,200,645
LyondellBasell Industries NV – Class A	37,138	3,564,877
Westlake Corp.	1,866	222,315

		7,987,837

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 1.1%
Electric Utilities – 1.1%
American Electric Power Co., Inc.	48,975	$4,308,331
Edison International	4,800	317,808
NextEra Energy, Inc.	40,479	2,875,223

		7,501,362

Real Estate – 0.9%
Equity Real Estate Investment Trusts (REITs) – 0.9%
American Tower Corp.	17,304	3,426,365
Prologis, Inc.	23,138	2,855,229

		6,281,594

Real Estate Management & Development – 0.0%
CBRE Group, Inc. – Class A(a)	450	38,313

		6,319,907

Total Common Stocks (cost $225,195,709)		387,888,686

INVESTMENT COMPANIES – 43.9%
Funds and Investment Trusts – 43.9%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z(a)	1,672,116	17,038,865
AB Trust – AB Discovery Value Fund – Class Z	1,109,834	23,373,110
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	3,570,314	38,238,062
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	17,480,862	195,960,461
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	1,285,217	15,885,277
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	696,888	16,927,399

Total Investment Companies (cost $329,794,256)		307,423,174

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.40%(b)(c)(d) (cost $5,216,347)	5,216,347	$5,216,347

Total Investments – 100.1% (cost $560,206,312)		700,528,207
Other assets less liabilities – (0.1)%		(880,971)

Net Assets – 100.0%		$699,647,236

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

20 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

February 28, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $225,195,709)	$387,888,686
Affiliated issuers (cost $335,010,603)	312,639,521
Foreign currencies, at value (cost $99,718)	98,799
Receivable for investment securities sold	1,036,461
Unaffiliated dividends receivable	431,010
Receivable for shares of beneficial interest sold	204,091
Affiliated dividends receivable	23,806
Other assets	10,586

Total assets	702,332,960

Liabilities
Payable for investment securities purchased	1,440,410
Payable for shares of beneficial interest redeemed	854,489
Advisory fee payable	181,688
Administrative fee payable	38,122
Distribution fee payable	8,029
Trustees’ fees payable	6,733
Transfer Agent fee payable	5,869
Accrued expenses	150,384

Total liabilities	2,685,724

Net Assets	$699,647,236

Composition of Net Assets
Shares of beneficial interest, at par	$412
Additional paid-in capital	552,092,406
Distributable earnings	147,554,418

Net Assets	$699,647,236

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$39,063,568	2,312,014	$16.90	*

C	$439,185	26,141	$16.80

Advisor	$660,144,483	38,892,273	$16.97

*	The maximum offering price per share for Class A shares was $17.65 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 21

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2023 (unaudited)

Investment Income
Dividends
Affiliated issuers	$8,701,886
Unaffiliated issuers (net of foreign taxes withheld of $2,885)	2,488,135	$11,190,021

Expenses
Advisory fee (see Note B)	2,199,778
Distribution fee—Class A	47,759
Distribution fee—Class C	2,532
Transfer agency—Class A	3,445
Transfer agency—Class C	73
Transfer agency—Advisor Class	57,534
Custody and accounting	53,806
Administrative	45,486
Audit and tax	31,813
Registration fees	29,613
Legal	20,565
Printing	17,371
Trustees’ fees	13,257
Miscellaneous	13,021

Total expenses	2,536,053
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,078,524)

Net expenses		1,457,529

Net investment income		9,732,492

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(2,100,397)
Investment transactions		4,613,527
Net realized gain distributions from Affiliated Underlying Portfolios		2,434,007
Net change in unrealized appreciation (depreciation) of:
Affiliated Underlying Portfolios		12,365,095
Investments		291,260
Foreign currency denominated assets and liabilities		2,888

Net gain on investment and foreign currency transactions		17,606,380

Net Increase in Net Assets from Operations		$27,338,872

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,732,492	$13,095,843
Net realized gain on investment and foreign currency transactions	2,513,130	18,838,181
Net realized gain distributions from Affiliated Underlying Portfolios	2,434,007	14,980,119
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	12,659,243	(179,117,824)

Net increase (decrease) in net assets from operations	27,338,872	(132,203,681)
Distributions to Shareholders
Class A	(2,028,746)	(2,624,214)
Class C	(24,027)	(30,366)
Advisor Class	(35,161,016)	(44,521,140)
Transactions in Shares of Beneficial Interest
Net increase	17,742,631	17,720,111

Total increase (decrease)	7,867,714	(161,659,290)
Net Assets
Beginning of period	691,779,522	853,438,812

End of period	$699,647,236	$691,779,522

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS

February 28, 2023 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of five series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$108,019,712		$	– 0	–	$	– 0	–	$108,019,712
Health Care	57,373,476			6,075,182			– 0	–	63,448,658
Financials	47,963,185			– 0	–		– 0	–	47,963,185
Consumer Discretionary	42,745,986			– 0	–		– 0	–	42,745,986
Communication Services	35,890,435			– 0	–		– 0	–	35,890,435
Industrials	32,905,594			– 0	–		– 0	–	32,905,594
Consumer Staples	21,379,451			– 0	–		– 0	–	21,379,451
Energy	13,726,559			– 0	–		– 0	–	13,726,559
Materials	7,987,837			– 0	–		– 0	–	7,987,837
Utilities	7,501,362			– 0	–		– 0	–	7,501,362
Real Estate	6,319,907			– 0	–		– 0	–	6,319,907
Investment Companies	307,423,174			– 0	–		– 0	–	307,423,174
Short-Term Investments	5,216,347			– 0	–		– 0	–	5,216,347

Total Investments in Securities	694,453,025			6,075,182			– 0	–	700,528,207
Other Financial Instruments(a)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$694,453,025			$6,075,182		$	– 0	–	$700,528,207

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective

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NOTES TO FINANCIAL STATEMENTS (continued)

class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended February 28, 2023, the reimbursement for such services amounted to $45,486.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $37,254 for the six months ended February 28, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $58 from the sale of Class A shares and received $0 and $877 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 28, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual

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NOTES TO FINANCIAL STATEMENTS (continued)

advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 28, 2023, such waiver amounted to $2,652.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2023. For the six months ended February 28, 2023, such waivers and/or reimbursements amounted to $1,075,872.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 28, 2023 is as follows:

													Distributions
Fund	Market Value 8/31/22 (000)	Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 2/28/23 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$7,145	$42,970		$44,899		$	– 0	–	$	– 0	–	$5,216	$94		$	– 0	–
AB Discovery Growth Fund, Inc.	17,211	– 0	–	406			(166)			400		17,039	– 0	–		– 0	–
AB Trust – AB Discovery Value Fund	22,311	1,631		499			(64)			(5)		23,374	280			1,351
Bernstein Fund, Inc.:
International Small Cap Portfolio	35,898	386		315			(59)			2,328		38,238	386			– 0	–
International Strategic Equities Portfolio	188,928	7,605		8,897			(1,788)			10,113		195,961	7,605			– 0	–
Small Cap Core Portfolio	15,071	1,159		112			(23)			(210)		15,885	76			1,083
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio	16,927	261		– 0	–		– 0	–		(261)		16,927	261			– 0	–

Total							$(2,100)			$12,365		$312,640	$8,702			$2,434

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$56,226,051		$60,331,559
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$170,957,193
Gross unrealized depreciation	(30,635,298)

Net unrealized appreciation	$140,321,895

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended February 28, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31, 2022

Class A
Shares sold	18,913	74,680	$320,471	$1,554,369

Shares issued in reinvestment of dividends and distributions	108,041	113,868	1,780,516	2,332,020

Shares converted from Class C	679	7,133	11,495	137,865

Shares redeemed	(126,565)	(141,041)	(2,111,939)	(2,806,302)

Net increase	1,068	54,640	$543	$1,217,952

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31, 2022

Class C
Shares sold	3,840	4,910	$62,616	$95,067

Shares issued in reinvestment of dividends and distributions	1,459	1,490	23,957	30,361

Shares converted to Class A	(684)	(7,201)	(11,495)	(137,865)

Shares redeemed	(9,684)	(32,606)	(165,730)	(691,976)

Net decrease	(5,069)	(33,407)	$(90,652)	$(704,413)

Advisor Class
Shares sold	1,976,317	2,658,155	$32,408,138	$51,710,603

Shares issued in reinvestment of dividends and distributions	1,892,520	1,871,277	31,321,212	38,473,464

Shares redeemed	(2,742,052)	(3,748,672)	(45,896,610)	(72,977,495)

Net increase	1,126,785	780,760	$17,832,740	$17,206,572

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk—The Fund’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain

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NOTES TO FINANCIAL STATEMENTS (continued)

contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$11,250,443	$6,191,520
Net long-term capital gains	35,925,277	2,813,496

Total taxable distributions paid	$47,175,720	$9,005,016

As of August 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,910,466
Undistributed capital gains	28,262,521
Unrealized appreciation (depreciation)	127,256,348	(a)

Total accumulated earnings (deficit)	$157,429,335

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2022, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 17.15	$ 21.60	$ 16.81	$ 15.66	$ 16.76	$ 16.85

Income From Investment Operations

Net investment income(a)(b)	.22	.28	.11	.18	.20	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	(3.56)	4.87	1.75	(.57)	1.78
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.65	(3.28)	4.98	1.93	(.37)	1.96

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.24)	(.15)	(.33)	(.16)	(.39)

Distributions from net realized gain on investment transactions	(.69)	(.93)	(.04)	(.45)	(.57)	(1.66)

Total dividends and distributions	(.90)	(1.17)	(.19)	(.78)	(.73)	(2.05)

Net asset value, end of period	$ 16.90	$ 17.15	$ 21.60	$ 16.81	$ 15.66	$ 16.76

Total Return

Total investment return based on net asset value(d)*	3.94%	(16.08)%	29.83%	12.44%	(1.66)%	12.13%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$39,064	$39,643	$48,742	$38,983	$36,908	$39,519

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.67	%^	.63%	.63%	.63%	.63%	.62%

Expenses, before waivers/reimbursements(e)‡	.98	%^	.97%	.98%	.99%	.99%	1.00%

Net investment income(b)	2.67	%^	1.44%	.57%	1.15%	1.30%	1.05%

Portfolio turnover rate	8%	23%	15%	21%	19%	25%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.34	%^	.36%	.38%	.39%	.39%	.40%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 16.99	$ 21.33	$ 16.59	$ 15.44	$ 16.47	$ 16.55

Income From Investment Operations

Net investment income (loss)(a)(b)	.16	.10	(.01)	.09	.08	.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41	(3.51)	4.79	1.69	(.54)	1.75
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.57	(3.41)	4.78	1.78	(.46)	1.80

Less: Dividends and Distributions

Dividends from net investment income	(.07)	– 0	–	– 0	–	(.18)	– 0	–	(.22)

Distributions from net realized gain on investment transactions	(.69)	(.93)	(.04)	(.45)	(.57)	(1.66)

Total dividends and distributions	(.76)	(.93)	(.04)	(.63)	(.57)	(1.88)

Net asset value, end of period	$ 16.80	$ 16.99	$ 21.33	$ 16.59	$ 15.44	$ 16.47

Total Return

Total investment return based on net asset value(d)*	3.48%	(16.73)%	28.85%	11.63%	(2.42)%	11.31%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$439	$530	$1,378	$2,413	$4,522	$8,577

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.43	%^	1.39%	1.38%	1.38%	1.38%	1.38%

Expenses, before waivers/reimbursements(e)‡	1.75	%^	1.72%	1.74%	1.74%	1.74%	1.75%

Net investment income (loss)(b)	2.00	%^	.50%	(.05)%	.58%	.53%	.32%

Portfolio turnover rate	8%	23%	15%	21%	19%	25%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.34	%^	.36%	.38%	.39%	.39%	.40%
See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 17.25	$ 21.72	$ 16.90	$ 15.73	$ 16.84	$ 16.92

Income From Investment Operations

Net investment income(a)(b)	.24	.33	.16	.22	.24	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	(3.58)	4.89	1.77	(.58)	1.80
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.67	(3.25)	5.05	1.99	(.34)	2.01

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.29)	(.19)	(.37)	(.20)	(.43)

Distributions from net realized gain on investment transactions	(.69)	(.93)	(.04)	(.45)	(.57)	(1.66)

Total dividends and distributions	(.95)	(1.22)	(.23)	(.82)	(.77)	(2.09)

Net asset value, end of period	$ 16.97	$ 17.25	$ 21.72	$ 16.90	$ 15.73	$ 16.84

Total Return

Total investment return based on net asset value(d)*	4.01%	(15.87)%	30.14%	12.78%	(1.44)%	12.41%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$660,144	$651,607	$803,319	$657,294	$655,810	$700,240

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.42	%^	.38%	.38%	.38%	.38%	.38%

Expenses, before waivers/reimbursements(e)‡	.73	%^	.72%	.73%	.74%	.74%	.75%

Net investment income(b)	2.89	%^	1.68%	.82%	1.41%	1.51%	1.28%

Portfolio turnover rate	8%	23%	15%	21%	19%	25%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.34	%^	.36%	.38%	.39%	.39%	.40%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 28, 2023 and the years ended August 31, 2022, August 31, 2021, August 31, 2020, August 31, 2019 and August 31, 2018, such waiver amounted to .32% (annualized), .33%, .35%, .36%, .36% and .37%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2022 and August 31, 2018 by .02% and .02%, respectively.

^	Annualized.

See notes to financial statements.

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TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Ding Liu(2), Vice President Nelson Yu(2), Vice President Nancy E. Hay, Clerk Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund, and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

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the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 47

the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of

48 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 49

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

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Income Fund

Intermediate Duration Portfolio

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Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

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CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

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EXCHANGE-TRADED FUNDS

Disruptors ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

50 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 51

NOTES

52 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TWA-0152-0223

FEB    02.28.23

SEMI-ANNUAL REPORT

AB WEALTH APPRECIATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 1

SEMI-ANNUAL REPORT

April 5, 2023

This report provides management’s discussion of fund performance for the AB Wealth Appreciation Strategy for the semi-annual reporting period ended February 28, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF FEBRUARY 28, 2023 (unaudited)

	6 Months	12 Months

AB WEALTH APPRECIATION STRATEGY

Class A Shares	4.05%	-7.58%

Class C Shares	3.59%	-8.33%

Advisor Class Shares[1]	4.17%	-7.35%

Class R Shares[1]	3.78%	-7.99%

Class K Shares[1]	3.91%	-7.74%

MSCI ACWI (net)	3.32%	-8.26%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended February 28, 2023.

During the six-month period, data suggesting that inflation could be slowing helped stocks recover some of their earlier losses. For the period, all share classes outperformed the benchmark, before sales charges. Outperformance was driven by strong stock selection across most regions of the world as well as an overweight to small-cap stocks in both the US and international markets. Stock selection within financials, consumer discretionary and technology added to performance, while selection in health care and consumer staples detracted from performance.

During the 12-month period, further concerns around the impact of rising interest rates across the world and the continued rise in inflationary pressures from the spike in energy prices after the invasion of Ukraine by Russia caused equity markets to fall. All share classes except Class C outperformed the benchmark, before sales charges. Outperformance was driven by stock selection, while sector selection did not materially impact

2 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

performance. An overweight to both large- and small-cap US stocks helped to offset weaker performance in emerging markets. Strong stock selection within financials, consumer discretionary and technology added to performance, while selection in health care and consumer staples detracted from performance.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Forecasting short-term twists and turns in the economic cycle with any accuracy or consistency has always been challenging. It’s been even tougher to consistently predict how market participants will react—or overreact—to changes in the real economy. Thus, the Fund’s Senior Investment Management Team (the “Team”) continued to focus on identifying and capitalizing on these opportunities using company-specific insights, differentiated research, and high conviction across equity services to seek to achieve attractive results in the long-term. The Team’s high-quality core in US and International Strategic Equity allocations provided long term returns with downside protection. The Team believes that active stock selection will provide a benefit as the macro-economic uncertainty persists. The style balanced, all-cap, global approach helped the Team’s portfolio identify durable, less macro-dependent companies, combining high-quality growth opportunities that can persist through economic cycles with financially sound companies trading at attractive valuations.

The Team seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below.

(continued on next page)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 3

In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so. The Fund is managed without regard to tax considerations.

4 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-7.58%	-11.49%

5 Years	5.30%	4.38%

10 Years	7.38%	6.92%

CLASS C SHARES

1 Year	-8.33%	-9.19%

5 Years	4.50%	4.50%

10 Years[1]	6.57%	6.57%

ADVISOR CLASS SHARES[2]

1 Year	-7.35%	-7.35%

5 Years	5.57%	5.57%

10 Years	7.66%	7.66%

CLASS R SHARES[2]

1 Year	-7.99%	-7.99%

5 Years	4.81%	4.81%

10 Years	6.90%	6.90%

CLASS K SHARES[2]

1 Year	-7.74%	-7.74%

5 Years	5.13%	5.13%

10 Years	7.24%	7.24%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.34%, 2.10%, 1.09%, 1.81% and 1.50% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s total annual operating expense ratios to 1.01%, 1.77%, 0.76%, 1.47% and 1.16% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2023. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-11.32%

5 Years	5.01%

10 Years	6.82%

CLASS C SHARES

1 Year	-8.93%

5 Years	5.13%

10 Years[1]	6.49%

ADVISOR CLASS SHARES[2]

1 Year	-7.18%

5 Years	6.18%

10 Years	7.56%

CLASS R SHARES[2]

1 Year	-7.82%

5 Years	5.43%

10 Years	6.81%

CLASS K SHARES[2]

1 Year	-7.51%

5 Years	5.76%

10 Years	7.14%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,040.50	$3.44	0.68%	$5.21	1.03%
Hypothetical**	$1,000	$1,021.42	$3.41	0.68%	$5.16	1.03%
Class C
Actual	$1,000	$1,035.90	$7.27	1.44%	$9.04	1.79%
Hypothetical**	$1,000	$1,017.65	$7.20	1.44%	$8.95	1.79%
Advisor Class
Actual	$1,000	$1,041.70	$2.18	0.43%	$3.95	0.78%
Hypothetical**	$1,000	$1,022.66	$2.16	0.43%	$3.91	0.78%
Class R
Actual	$1,000	$1,037.80	$5.76	1.14%	$7.53	1.49%
Hypothetical**	$1,000	$1,019.14	$5.71	1.14%	$7.45	1.49%
Class K
Actual	$1,000	$1,039.10	$4.20	0.83%	$5.97	1.18%
Hypothetical**	$1,000	$1,020.68	$4.16	0.83%	$5.91	1.18%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

February 28, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,081.2

1	The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 11

PORTFOLIO OF INVESTMENTS

February 28, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 55.3%
Information Technology – 15.3%
Electronic Equipment, Instruments & Components – 0.5%
CDW Corp./DE	25,714	$5,205,028

IT Services – 2.5%
PayPal Holdings, Inc.(a)	58,229	4,285,655
Visa, Inc. – Class A	105,697	23,246,998

		27,532,653

Semiconductors & Semiconductor Equipment – 2.6%
KLA Corp.	10,315	3,913,305
NVIDIA Corp.	50,350	11,689,256
NXP Semiconductors NV	37,323	6,661,409
QUALCOMM, Inc.	42,691	5,273,619

		27,537,589

Software – 6.9%
Adobe, Inc.(a)	19,124	6,195,220
Autodesk, Inc.(a)	20,959	4,164,344
Gen Digital, Inc.	344,056	6,712,532
Microsoft Corp.	164,339	40,989,433
Oracle Corp.	154,725	13,522,965
ServiceNow, Inc.(a)	7,545	3,260,723

		74,845,217

Technology Hardware, Storage & Peripherals – 2.8%
Apple, Inc.	183,156	26,999,026
Western Digital Corp.(a)	93,263	3,588,760

		30,587,786

		165,708,273

Health Care – 9.1%
Biotechnology – 1.2%
Regeneron Pharmaceuticals, Inc.(a)	4,214	3,204,410
Vertex Pharmaceuticals, Inc.(a)	33,714	9,786,837

		12,991,247

Health Care Equipment & Supplies – 2.0%
Align Technology, Inc.(a)	5,795	1,793,552
Edwards Lifesciences Corp.(a)	79,884	6,425,869
Medtronic PLC	112,742	9,335,038
Zimmer Biomet Holdings, Inc.	31,255	3,871,557

		21,426,016

Health Care Providers & Services – 2.8%
Elevance Health, Inc.	17,326	8,137,503
UnitedHealth Group, Inc.	46,915	22,328,725

		30,466,228

12 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 1.0%
Illumina, Inc.(a)	19,195	$3,823,644
IQVIA Holdings, Inc.(a)	35,668	7,435,708

		11,259,352

Pharmaceuticals – 2.1%
Johnson & Johnson	34,285	5,254,519
Roche Holding AG (Sponsored ADR)	269,887	9,729,426
Zoetis, Inc.	44,199	7,381,233

		22,365,178

		98,508,021

Financials – 6.7%
Banks – 2.8%
Bank of America Corp.	300,305	10,300,462
PNC Financial Services Group, Inc. (The)	36,119	5,703,912
Wells Fargo & Co.	305,614	14,293,567

		30,297,941

Capital Markets – 2.2%
Charles Schwab Corp. (The)	93,549	7,289,338
Goldman Sachs Group, Inc. (The)	33,719	11,857,286
LPL Financial Holdings, Inc.	18,702	4,667,271

		23,813,895

Insurance – 1.7%
American International Group, Inc.	47,130	2,880,114
Progressive Corp. (The)	71,373	10,243,453
Willis Towers Watson PLC	21,982	5,151,702

		18,275,269

		72,387,105

Consumer Discretionary – 5.6%
Auto Components – 0.0%
Goodyear Tire & Rubber Co. (The)(a)	18,508	210,251

Automobiles – 0.3%
Stellantis NV	188,645	3,305,060

Hotels, Restaurants & Leisure – 1.4%
Booking Holdings, Inc.(a)	1,885	4,757,740
Hyatt Hotels Corp. – Class A(a)	40,277	4,681,799
Restaurant Brands International, Inc.	84,813	5,469,590

		14,909,129

Internet & Direct Marketing Retail – 1.7%
Amazon.com, Inc.(a)	172,378	16,243,179
Etsy, Inc.(a)	18,661	2,265,632

		18,508,811

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Retail – 1.5%
AutoZone, Inc.(a)	2,029	$5,045,190
Home Depot, Inc. (The)	38,187	11,323,973

		16,369,163

Textiles, Apparel & Luxury Goods – 0.7%
NIKE, Inc. – Class B	62,443	7,417,604

		60,720,018

Communication Services – 5.3%
Diversified Telecommunication Services – 0.8%
Comcast Corp. – Class A	218,900	8,136,513

Entertainment – 0.6%
Walt Disney Co. (The)(a)	64,466	6,421,458

Interactive Media & Services – 3.2%
Alphabet, Inc. – Class C(a)	279,768	25,263,051
Meta Platforms, Inc. – Class A(a)	56,028	9,801,538

		35,064,589

Wireless Telecommunication Services – 0.7%
T-Mobile US, Inc.(a)	53,215	7,566,109

		57,188,669

Industrials – 4.8%
Aerospace & Defense – 0.9%
Raytheon Technologies Corp.	94,817	9,300,600

Building Products – 0.6%
Otis Worldwide Corp.	78,384	6,632,854

Construction & Engineering – 0.3%
AECOM	40,617	3,507,684

Electrical Equipment – 1.3%
Eaton Corp. PLC	53,748	9,402,137
Regal Rexnord Corp.	32,559	5,132,601

		14,534,738

Machinery – 0.5%
PACCAR, Inc.	66,856	4,827,003

Professional Services – 0.4%
Booz Allen Hamilton Holding Corp.	29,574	2,801,545
Robert Half International, Inc.	21,935	1,768,400

		4,569,945

Road & Rail – 0.8%
CSX Corp.	290,403	8,854,387

		52,227,211

14 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 3.2%
Beverages – 1.2%
Coca-Cola Co. (The)	143,807	$8,557,955
Constellation Brands, Inc. – Class A	18,406	4,117,422

		12,675,377

Food & Staples Retailing – 1.6%
Costco Wholesale Corp.	11,035	5,342,926
Walmart, Inc.	83,220	11,828,059

		17,170,985

Household Products – 0.4%
Procter & Gamble Co. (The)	32,411	4,458,457

		34,304,819

Energy – 2.0%
Energy Equipment & Services – 0.6%
Baker Hughes Co.	211,634	6,476,000

Oil, Gas & Consumable Fuels – 1.4%
Chevron Corp.	37,059	5,957,976
EOG Resources, Inc.	77,761	8,788,548

		14,746,524

		21,222,524

Materials – 1.3%
Chemicals – 1.3%
Linde PLC	20,958	7,301,138
LyondellBasell Industries NV – Class A	65,053	6,244,438

		13,545,576

Utilities – 1.0%
Electric Utilities – 1.0%
American Electric Power Co., Inc.	58,331	5,131,378
NextEra Energy, Inc.	84,473	6,000,117

		11,131,495

Real Estate – 1.0%
Equity Real Estate Investment Trusts (REITs) – 1.0%
American Tower Corp.	29,077	5,757,537
Prologis, Inc.	40,519	5,000,043

		10,757,580

Total Common Stocks (cost $448,712,214)		597,701,291

INVESTMENT COMPANIES – 44.2%
Funds and Investment Trusts – 44.2%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z(a)	2,619,531	26,693,018
AB Trust – AB Discovery Value Fund – Class Z	1,748,050	36,813,942

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Bernstein Fund, Inc. – International Small Cap – Class Z	5,600,698	$59,983,472
Bernstein Fund, Inc. – International Strategic – Class Z	27,001,748	302,689,598
Bernstein Fund, Inc. – Small Cap Core – Class Z	1,988,658	24,579,816
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	1,112,923	27,032,908

Total Investment Companies (cost $510,258,585)		477,792,754

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.40%(b)(c)(d) (cost $4,009,605)	4,009,605	4,009,605

Total Investments – 99.8% (cost $962,980,404)		1,079,503,650
Other assets less liabilities – 0.2%		1,653,960

Net Assets – 100.0%		$1,081,157,610

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

16 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

February 28, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $448,712,214)	$597,701,291
Affiliated issuers (cost $514,268,190)	481,802,359
Foreign currencies, at value (cost $1,979,228)	2,016,771
Receivable for investment securities sold	1,526,712
Unaffiliated dividends receivable	905,877
Receivable for shares of beneficial interest sold	181,153
Affiliated dividends receivable	23,182
Other assets	18,691

Total assets	1,084,176,036

Liabilities
Payable for investment securities purchased	1,963,231
Payable for shares of beneficial interest redeemed	422,894
Advisory fee payable	279,190
Distribution fee payable	68,116
Transfer Agent fee payable	43,774
Administrative fee payable	38,429
Trustees’ fees payable	8,162
Accrued expenses	194,630

Total liabilities	3,018,426

Net Assets	$1,081,157,610

Composition of Net Assets
Shares of beneficial interest, at par	$655
Additional paid-in capital	949,515,077
Distributable earnings	131,641,878

Net Assets	$1,081,157,610

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$317,066,086	19,151,387	$16.56	*

C	$4,348,264	258,656	$16.81

Advisor	$752,027,856	45,610,993	$16.49

R	$2,221,544	134,921	$16.47

K	$5,493,860	334,176	$16.44

*	The maximum offering price per share for Class A shares was $17.30 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 17

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2023 (unaudited)

Investment Income
Dividends
Affiliated issuers	$13,814,268
Unaffiliated issuers (net of foreign taxes withheld of $5,787)	3,757,290
Foreign withholding tax reclaims (see Note A.4)	1,736,660
Securities lending income	5,815	$19,314,033

Expenses
Advisory fee (see Note B)	3,422,647
Distribution fee—Class A	386,211
Distribution fee—Class C	22,478
Distribution fee—Class R	4,883
Distribution fee—Class K	6,485
Transfer agency—Class A	81,957
Transfer agency—Class C	1,443
Transfer agency—Advisor Class	194,345
Transfer agency—Class R	2,539
Transfer agency—Class K	5,188
Custody and accounting	56,373
Administrative	45,881
Registration fees	41,474
Audit and tax	31,624
Printing	24,392
Legal	22,597
Trustees’ fees	15,870
Miscellaneous	18,234

Total expenses	4,384,621
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(1,704,517)

Net expenses		2,680,104

Net investment income		16,633,929

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(5,831,966)
Investment transactions		17,062,762
Foreign currency transactions		(87)
Net realized gain distributions from Affiliated Underlying Portfolios		3,868,761
Net change in unrealized appreciation (depreciation) of:
Affiliated Underlying Portfolios		21,768,927
Investments		(10,462,351)
Foreign currency denominated assets and liabilities		39,953

Net gain on investment and foreign currency transactions		26,445,999

Net Increase in Net Assets from Operations		$43,079,928

See notes to financial statements.

18 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$16,633,929	$20,391,877
Net realized gain on investment and foreign currency transactions	11,230,709	55,803,333
Net realized gain distributions from Affiliated Underlying Portfolios	3,868,761	24,655,365
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	11,346,529	(312,747,094)

Net increase (decrease) in net assets from operations	43,079,928	(211,896,519)
Distributions to Shareholders
Class A	(21,767,117)	(33,948,474)
Class C	(257,785)	(515,872)
Advisor Class	(53,772,416)	(79,324,605)
Class R	(129,200)	(189,307)
Class K	(354,979)	(871,487)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	30,298,717	(3,883,794)

Total decrease	(2,902,852)	(330,630,058)
Net Assets
Beginning of period	1,084,060,462	1,414,690,520

End of period	$1,081,157,610	$1,084,060,462

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 19

NOTES TO FINANCIAL STATEMENTS

February 28, 2023 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of five series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R and Class K shares. Class B, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5

20 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 21

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and

22 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$165,708,273		$	– 0	–	$	– 0	–	$165,708,273
Health Care	88,778,595			9,729,426			– 0	–	98,508,021
Financials	72,387,105			– 0	–		– 0	–	72,387,105
Consumer Discretionary	60,720,018			– 0	–		– 0	–	60,720,018
Communication Services	57,188,669			– 0	–		– 0	–	57,188,669
Industrials	52,227,211			– 0	–		– 0	–	52,227,211
Consumer Staples	34,304,819			– 0	–		– 0	–	34,304,819
Energy	21,222,524			– 0	–		– 0	–	21,222,524
Materials	13,545,576			– 0	–		– 0	–	13,545,576
Utilities	11,131,495			– 0	–		– 0	–	11,131,495
Real Estate	10,757,580			– 0	–		– 0	–	10,757,580
Investment Companies	477,792,754			– 0	–		– 0	–	477,792,754
Short-Term Investments	4,009,605			– 0	–		– 0	–	4,009,605

Total Investments in Securities	1,069,774,224			9,729,426			– 0	–	1,079,503,650
Other Financial Instruments(a)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,069,774,224			$9,729,426		$	– 0	–	$1,079,503,650

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund received reclaims filed to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2009 through 2013. These filings are subject to various administrative and judicial proceedings within these countries. For the six months ended February 28, 2023, the Fund successfully recovered taxes withheld by France which is reflected in the statement of operations. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

24 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended February 28, 2023, the reimbursement for such services amounted to $45,881.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $112,400 for the six months ended February 28, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,476 from the sale of Class A shares and received $685 and $57 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 28, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 28, 2023, such waiver amounted to $2,421.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2023. For the six months ended February 28, 2023, such waivers and/or reimbursements amounted to $1,701,944.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 28, 2023 is as follows:

															Distributions
Fund	Market Value 8/31/22 (000)		Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 2/28/23 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$7,151		$48,429		$51,571		$	– 0	–	$	– 0	–	$4,009		$86		$	– 0	–
AB Discovery Growth Fund, Inc.	27,394		– 0	–	1,042			(488)			829		26,693		– 0	–		– 0	–
AB Trust—AB Discovery Value Fund	35,332		2,583		960			(167)			26		36,814		443			2,140
Bernstein Fund, Inc.:
International Small Cap Portfolio	57,699		620		1,994			(387)			4,045		59,983		620			– 0	–
International Strategic Equities Portfolio	301,249		12,126		23,534			(4,591)			17,440		302,690		12,126			– 0	–
Small Cap Core Portfolio	24,065		1,850		982			(199)			(154)		24,580		121			1,729
Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio	27,032		418		– 0	–		– 0	–		(417)		27,033		418			– 0	–
Government Money Market Portfolio*	– 0	–	18,801		18,801			– 0	–		– 0	–	– 0	–	2			– 0	–

Total								$(5,832)			$21,769		$481,802		$13,816			$3,869

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$72,102,158		$98,077,504
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$171,592,783
Gross unrealized depreciation	(55,069,537)

Net unrealized appreciation	$116,523,246

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended February 28, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle,

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NOTES TO FINANCIAL STATEMENTS (continued)

in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 28, 2023 is as follows:

Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	Government Money Market Portfolio
										Income Earned	Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$3,499	$2,316	$152

*	As of February 28, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31, 2022

Class A
Shares sold	107,909	465,290	$1,779,361	$9,094,886

Shares issued in reinvestment of dividends and distributions	1,263,868	1,563,099	20,398,833	31,855,963

Shares converted from Class C	47,482	53,976	773,132	1,082,060

Shares redeemed	(894,541)	(2,646,371)	(14,809,277)	(50,792,438)

Net increase (decrease)	524,718	(564,006)	$8,142,049	$(8,759,529)

Class C
Shares sold	6,971	17,773	$118,455	$354,557

Shares issued in reinvestment of dividends and distributions	15,257	24,495	250,513	505,821

Shares converted to Class A	(47,060)	(53,543)	(773,132)	(1,082,060)

Shares redeemed	(16,385)	(49,581)	(273,785)	(968,498)

Net decrease	(41,217)	(60,856)	$(677,949)	$(1,190,180)

Advisor Class
Shares sold	1,707,321	2,844,148	$27,927,084	$55,041,905

Shares issued in reinvestment of dividends and distributions	3,115,425	3,615,944	50,064,876	73,367,502

Shares redeemed	(3,390,604)	(6,008,495)	(55,872,888)	(119,086,708)

Net increase	1,432,142	451,597	$22,119,072	$9,322,699

Class R
Shares sold	15,171	17,029	$258,530	$336,771

Shares issued in reinvestment of dividends and distributions	8,040	9,330	129,198	189,304

Shares redeemed	(1,730)	(19,597)	(27,917)	(373,952)

Net increase	21,481	6,762	$359,811	$152,123

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31, 2022	Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31, 2022

Class K
Shares sold	13,513	36,048	$225,870	$696,511

Shares issued in reinvestment of dividends and distributions	22,144	43,057	354,974	871,480

Shares redeemed	(14,166)	(257,687)	(225,110)	(4,976,898)

Net increase (decrease)	21,491	(178,582)	$355,734	$(3,408,907)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to

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NOTES TO FINANCIAL STATEMENTS (continued)

market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure

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NOTES TO FINANCIAL STATEMENTS (continued)

that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are

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NOTES TO FINANCIAL STATEMENTS (continued)

included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$29,856,559	$17,132,564
Net long-term capital gains	84,993,186	21,099,949

Total taxable distributions paid	$114,849,745	$38,232,513

As of August 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed capital gains	$64,344,313
Other losses	(1,697,167	)(a)
Unrealized appreciation (depreciation)	102,196,301	(b)

Total accumulated earnings (deficit)	$164,843,447

(a)	As of August 31, 2022, the Fund had a post-October short term capital loss deferral of $1,697,167.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2022, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 17.09	$ 22.18	$ 17.50	$ 16.11	$ 16.99	$ 16.27

Income From Investment Operations

Net investment income(a)(b)	.25	.29	.11	.19	.21	.17

Net realized and unrealized gain (loss) on investment transactions	.41	(3.57)	5.10	1.86	(.58)	1.77

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.66	(3.28)	5.21	2.05	(.37)	1.94

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.26)	(.22)	(.20)	(.16)	(.43)

Distributions from net realized gain on investment transactions	(.97)	(1.55)	(.31)	(.46)	(.35)	(.79)

Total dividends and distributions	(1.19)	(1.81)	(.53)	(.66)	(.51)	(1.22)

Net asset value, end of period	$ 16.56	$ 17.09	$ 22.18	$ 17.50	$ 16.11	$ 16.99

Total Return

Total investment return based on net asset value(d)*	4.05%	(16.10)%	30.41%	12.85%	(1.78)%	12.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$317,066	$318,353	$425,623	$355,496	$350,232	$393,100

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.68	%^	.65%	.64%	.64%	.64%	.64%

Expenses, before waivers/reimbursements(e)‡	1.00	%^	.98%	.99%	1.01%	1.01%	1.01%

Net investment income(b)	2.99	%^	1.46%	.55%	1.20%	1.34%	1.02%

Portfolio turnover rate	7%	20%	15%	18%	20%	22%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.35	%^	.36%	.38%	.40%	.40%	.40%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 17.23	$ 22.24	$ 17.52	$ 16.10	$ 16.91	$ 16.15

Income From Investment Operations

Net investment income (loss)(a)(b)	.18	.14	(.02)	.08	.10	.06

Net realized and unrealized gain (loss) on investment transactions	.41	(3.60)	5.10	1.84	(.56)	1.73

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.59	(3.46)	5.08	1.92	(.46)	1.79

Less: Dividends and Distributions

Dividends from net investment income	(.04)	– 0	–	(.05)	(.04)	(.00	)(c)	(.24)

Distributions from net realized gain on investment transactions	(.97)	(1.55)	(.31)	(.46)	(.35)	(.79)

Total dividends and distributions	(1.01)	(1.55)	(.36)	(.50)	(.35)	(1.03)

Net asset value, end of period	$ 16.81	$ 17.23	$ 22.24	$ 17.52	$ 16.10	$ 16.91

Total Return

Total investment return based on net asset value(d)*	3.59%	(16.70)%	29.39%	11.98%	(2.46)%	11.31%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,348	$5,166	$8,023	$16,621	$23,546	$38,133

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.44	%^	1.41%	1.39%	1.39%	1.40%	1.39%

Expenses, before waivers/reimbursements(e)‡	1.76	%^	1.74%	1.75%	1.76%	1.76%	1.77%

Net investment income (loss)(b)	2.12	%^	.72%	(.10)%	.50%	.64%	.34%

Portfolio turnover rate	7%	20%	15%	18%	20%	22%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.35	%^	.36%	.38%	.40%	.40%	.40%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 17.05	$ 22.13	$ 17.46	$ 16.08	$ 16.96	$ 16.25

Income From Investment Operations

Net investment income(a)(b)	.26	.33	.16	.23	.25	.21

Net realized and unrealized gain (loss) on investment transactions	.42	(3.55)	5.08	1.85	(.57)	1.76

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.68	(3.22)	5.24	2.08	(.32)	1.97

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.31)	(.26)	(.24)	(.21)	(.47)

Distributions from net realized gain on investment transactions	(.97)	(1.55)	(.31)	(.46)	(.35)	(.79)

Total dividends and distributions	(1.24)	(1.86)	(.57)	(.70)	(.56)	(1.26)

Net asset value, end of period	$ 16.49	$ 17.05	$ 22.13	$ 17.46	$ 16.08	$ 16.96

Total Return

Total investment return based on net asset value(d)*	4.17%	(15.87)%	30.73%	13.08%	(1.49)%	12.44%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$752,028	$753,314	$967,876	$864,334	$869,353	$931,834

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.43	%^	.40%	.39%	.39%	.39%	.39%

Expenses, before waivers/reimbursements(e)‡	.75	%^	.73%	.74%	.76%	.76%	.76%

Net investment income(b)	3.24	%^	1.69%	.81%	1.44%	1.58%	1.26%

Portfolio turnover rate	7%	20%	15%	18%	20%	22%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.35	%^	.36%	.38%	.40%	.40%	.40%

See footnote summary on page 42.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 16.96	$ 22.03	$ 17.40	$ 15.99	$ 16.84	$ 16.14

Income From Investment Operations

Net investment income(a)(b)	.20	.19	.02	.11	.15	.10

Net realized and unrealized gain (loss) on investment transactions	.42	(3.54)	5.07	1.84	(.57)	1.73

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.62	(3.35)	5.09	1.95	(.42)	1.83

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.17)	(.15)	(.08)	(.08)	(.34)

Distributions from net realized gain on investment transactions	(.97)	(1.55)	(.31)	(.46)	(.35)	(.79)

Total dividends and distributions	(1.11)	(1.72)	(.46)	(.54)	(.43)	(1.13)

Net asset value, end of period	$ 16.47	$ 16.96	$ 22.03	$ 17.40	$ 15.99	$ 16.84

Total Return

Total investment return based on net asset value(d)*	3.78%	(16.43)%	29.78%	12.31%	(2.17)%	11.62%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,222	$1,925	$2,351	$1,866	$2,248	$2,898

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.14	%^	1.11%	1.11%	1.09%	1.10%	1.09%

Expenses, before waivers/reimbursements(e)‡	1.46	%^	1.45%	1.46%	1.46%	1.46%	1.47%

Net investment income(b)	2.51	%^	1.00%	.09%	.69%	.93%	.59%

Portfolio turnover rate	7%	20%	15%	18%	20%	22%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.35	%^	.36%	.38%	.40%	.40%	.40%

See footnote summary on page 42.

40 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended February 28, 2023 (unaudited)	Year Ended August 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 16.95	$ 22.02	$ 17.37	$ 16.00	$ 16.87	$ 16.17

Income From Investment Operations

Net investment income(a)(b)	.23	.31	.08	.17	.19	.15

Net realized and unrealized gain (loss) on investment transactions	.41	(3.60)	5.07	1.83	(.57)	1.75

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.64	(3.29)	5.15	2.00	(.38)	1.90

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.23)	(.19)	(.17)	(.14)	(.41)

Distributions from net realized gain on investment transactions	(.97)	(1.55)	(.31)	(.46)	(.35)	(.79)

Total dividends and distributions	(1.15)	(1.78)	(.50)	(.63)	(.49)	(1.20)

Net asset value, end of period	$ 16.44	$ 16.95	$ 22.02	$ 17.37	$ 16.00	$ 16.87

Total Return

Total investment return based on net asset value(d)*	3.91%	(16.20)%	30.24%	12.63%	(1.90)%	12.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,494	$5,302	$10,818	$8,869	$10,672	$11,729

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.83	%^	.80%	.80%	.78%	.79%	.78%

Expenses, before waivers/reimbursements(e)‡	1.15	%^	1.14%	1.15%	1.15%	1.15%	1.16%

Net investment income(b)	2.82	%^	1.57%	.39%	1.08%	1.19%	.92%

Portfolio turnover rate	7%	20%	15%	18%	20%	22%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.35	%^	.36%	.38%	.40%	.40%	.40%

See footnote summary on page 42.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 28, 2023 and the years ended August 31, 2022, August 31, 2021, August 31, 2020, August 31, 2019 and August 31, 2018, such waiver amounted to .32% (annualized), .34%, .35%, .37%, .36% and .37%, respectively.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended August 31, 2018 by .05%.

^	Annualized.

See notes to financial statements.

42 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Ding Liu(2), Vice President Nelson Yu(2), Vice President Nancy E. Hay, Clerk Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 43

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

44 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 45

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Wealth Appreciation Strategy (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

46 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 47

the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that

48 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 49

scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

50 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 51

NOTES

52 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

AB WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

WA-0152-0223

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Onur Erzan
Onur Erzan
President

Date: April 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: April 26, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: April 26, 2023